                        [BANC OF AMERICA SECURITIES LOGO]

             -------------------------------------------------------

     THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET
POOLS BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE
POSSIBILITY THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR
ELIMINATED AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS)
AND ARE OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN
YOU ARE CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL
COME INTO BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN
PRICED AND WE HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY
"INDICATIONS OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY
US, WILL NOT CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

     BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND IF
ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

MBS NEW ISSUE TERM SHEET

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-D
$ 1,173,135,000 (APPROXIMATE)

CLASSES 2-A-1, 2-A-2, 3-A-1, 3-A-2, 3-A-3, 3-A-4, 3-A-5, 4-A-1, 4-A-2, 4-A-3,
4-A-4, 5-A-1, 5-A-2, 5-A-3, 5-A-4, 5-A-X, 6-A-1, 6-A-2, 6-A-3, 6-A-4,X-B-1,
X-B-2, X-B-3, 5-B-1, 5-B-2, 5-B-3, 6-B-1, 6-B-2 AND 6-B-3 (OFFERED CERTIFICATES)

BANC OF AMERICA FUNDING CORPORATION
DEPOSITOR

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR

WELLS FARGO BANK, N.A.
MASTER SERVICER

INDYMAC BANK, F.S.B.
BANK OF AMERICA, NATIONAL ASSOCIATION
SERVICERS

APRIL 18, 2006

             -------------------------------------------------------
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                   DISCLAIMER
                                   ----------

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received the preliminary prospectus. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

          THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO
          BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING
          U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE
          WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE
          UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF
          THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS
          SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES
          FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT
APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR
OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION
BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

                                                                               2
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

   >>  PRELIMINARY SUMMARY OF CERTIFICATES (To Roll)         PG. 4

   >>  PRELIMINARY SUMMARY OF CERTIFICATES (To Maturity)     PG. 7

   >>  PRELIMINARY SUMMARY OF TERMS                          PG. 9

   >>  PRELIMINARY CREDIT SUPPORT                            PG. 27

   >>  PRELIMINARY PRIORITY OF DISTRIBUTIONS                 PG. 27

                                                                               3
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       PRELIMINARY SUMMARY OF CERTIFICATES
--------------------------------------------------------------------------------
                                   TO ROLL (1)
--------------------------------------------------------------------------------

                                                                              EXPECTED
                                                          EST.  EST. PRIN.  MATURITY TO
                  APPROX.         INTEREST-               WAL    WINDOW     ROLL @ 25%     DELAY        EXPECTED
CLASS            SIZE (2)       PRINCIPAL TYPE           (YRS)    (MOS)         CPB        DAYS         RATINGS
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ----------------------
OFFERED CERTIFICATES                                                                                S&P       FITCH
------------------------------------------------------------------------------------------------ ---------- -----------

  2-A-1                               Variable-
                                    Pass-Through-
              20,954,000.00        Super Senior (3)      1.95     1 - 36         36         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  2-A-2                               Variable-
                                    Pass-Through-
              974,000.00       Super Senior Support (3)  1.95     1 - 36         36         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  3-A-1                               Variable-
                                    Pass-Through-
              96,387,000.00        Super Senior (4)      2.56     1 - 60         60         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  3-A-2                               Variable-
                                   Sequential Pay-
              64,842,000.00        Super Senior(4)       1.50     1 - 44         44         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  3-A-3                               Variable-
                                   Sequential Pay-
              10,131,000.00        Super Senior(4)       4.25    44 - 58         58         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  3-A-4                               Variable-
                                   Sequential Pay-
              21,414,000.00        Super Senior(4)       4.95    58 - 60         60         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  3-A-5                               Variable-
                                    Pass-Through-
              8,954,000.00     Super Senior Support (4)  2.56     1 - 60         60         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  4-A-1                               Variable-
                                    Pass-Through-
              15,000,000.00        Super Senior (5)      2.90     1 - 84         84         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  4-A-2                               Variable-
                                     Sequential-
              12,229,000.00        Super Senior (5)      1.80     1 - 57         57         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  4-A-3                               Variable-
                                     Sequential-
              3,896,000.00         Super Senior (5)      6.35    57 - 84         84         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  4-A-4                               Variable-
                                    Pass-Through-
              1,446,000.00     Super Senior Support (5)  2.90     1 - 84         84         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  5-A-1                               Variable-
                                    Pass-Through-
              100,000,000.00       Super Senior (6)      3.19     1 - 120       120         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  5-A-2                               Variable-
                                     Sequential-
              249,587,000.00        Super Senior(6)      1.80     1 - 56         56         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  5-A-3                               Variable-
                                     Sequential-
              83,603,000.00         SuperSenior (6)      7.33    56 - 120       120         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  5-A-4                               Variable-
                                    Pass Through-
              16,303,000.00    Super Senior Support (6)  3.19     1 - 120       120         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  5-A-X                                 Fixed-
                                    Interest Only-
              333,190,000.00        Super Senior(6)      3.19       NA           NA         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  6-A-1                               Variable-
                                    Pass-Through-
              115,912,000.00       Super Senior (7)      3.14     1 - 119       119         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  6-A-2                               Variable-
                                    Pass-Through-
              6,440,000.00     Super Senior Support (7)  3.14     1 - 119       119         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  6-A-3                               Variable-
                                    Pass-Through-
              288,576,000.00       Super Senior (8)      3.14     1 - 119       119         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  6-A-4                               Variable-
                                    Pass-Through-
              16,032,000.00    Super Senior Support (8)  3.14     1 - 119       119         19      AAA        AAA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  X-B-1                              Subordinate-
              6,959,000.00           Sequential (9)      4.29     1 - 84         84         19      None        AA
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  X-B-2                              Subordinate-
              1,605,000.00           Sequential (9)      4.29     1 - 84         84         19      None         A
------------- ---------------- -----------------------  ------- ---------- -------------- ------ ---------- -----------
  X-B-3                              Subordinate-
              1,071,000.00           Sequential (9)      4.29     1 - 84         84         19      None        BBB
-----------------------------------------------------------------------------------------------------------------------

                                                                               4
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       PRELIMINARY SUMMARY OF CERTIFICATES
--------------------------------------------------------------------------------
                                   TO ROLL (1)
--------------------------------------------------------------------------------

                                                                  EST.       EXPECTED
                                                         EST.     PRIN.     MATURITY TO
                  APPROX.             INTEREST-          WAL     WINDOW     ROLL @ 25%    DELAY        EXPECTED
CLASS            SIZE (2)           PRINCIPAL TYPE      (YRS)    (MOS)         CPB        DAYS         RATINGS
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ----------------------
OFFERED CERTIFICATES                                                                               S&P       FITCH
----------------------------------------------------------------------------------------------- ---------- -----------

  5-B-1                            Subordinate-
              9,782,000.00        Sequential (10)       5.72     1 - 120        120        19      None        AA
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ---------- -----------
  5-B-2                            Subordinate-
              2,562,000.00        Sequential (10)       5.72     1 - 120        120        19      None         A
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ---------- -----------
  5-B-3
                                   Subordinate-
              1,397,000.00        Sequential (10)       5.72     1 - 120        120        19      BBB        BBB
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ---------- -----------
  6-B-1                            Subordinate-
             10,337,000.00        Sequential (11)       5.71     1 - 119        119        19      AA         None
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ---------- -----------
  6-B-2                            Subordinate-
              4,270,000.00        Sequential (11)       5.71     1 - 119        119        19       A         None
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ---------- -----------
  6-B-3                            Subordinate-
              2,472,000.00        Sequential (11)       5.71     1 - 119        119        19      BBB        None
------------- ---------------- ----------------------- ------- ---------- -------------- ------ ---------- -----------
   NOT OFFERED HEREUNDER
----------------------------------------------------------------------------------------------------------------------
     X-B-4       669,000.00
------------- ---------------- ---------------------------------------------------------------------------------------
     X-B-5       535,000.00
------------- ----------------
     X-B-6       535,426.99
------------- ----------------
     5-B-4       932,000.00
------------- ----------------
     5-B-5       698,000.00
------------- ----------------                             INFORMATION NOT PROVIDED HEREIN
     5-B-6       932,413.67
------------- ----------------
     6-B-4     2,247,000.00
------------- ----------------
     6-B-5     1,798,000.00
------------- ----------------
     6-B-6     1,348,344.78
------------- ----------------
     2-A-R           100.00
------------- ---------------- ---------------------------------------------------------------------------------------

(1)  Assumes any outstanding principal balance on the Group 2-A, Group 3-A and
     Group 4-A Certificates will be paid in full on the Distribution Date occurring in the months of April 2009, April 2011 and April 2013, respectively. Assumes any outstanding principal balance on the Group 5-A and the Group 6-A Certificates will be paid in full on the Distribution
     Date occurring in the month of April 2016 and March 2016, respectively.

(2)  Class sizes are approximate and are subject to a +/- 5% variance.

(3)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               5
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

(6)  For each Distribution Date interest will accrue on the Class 5-A-1 and
     5-A-4 certificates at a rate equal to the weighted average of the Net
     Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the
     Stated Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each
     Distribution Date interest will accrue on the Class 5-A-X certificates at a fixed rate equal to 0.61856626%. For each Distribution Date interest will accrue on the Class 5-A-2 and Class 5-A-3 certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5
     Mortgage Loans (based upon the Stated Principal Balances of the Group 5
     Mortgage Loans on the due date in the month preceding the month of such
     Distribution Date) minus 0.61856626%.

(7)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6-A Mortgage Loans (based upon the Stated Principal Balances of the Group 6-A Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6-B Mortgage Loans (based upon the Stated Principal Balances of the Group 6-B Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(9)  Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan Groups 2,
     3 and 4) of the Net Mortgage Interest Rates of the Mortgage Loans in Loan
     Groups 2, 3, and 4 (based on the Stated Principal Balances of such Mortgage
     Loans on the due date in the month preceding the month of such Distribution
     Date).

(10) Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan Group 5)
     of the Net Mortgage Interest Rates of the Mortgage Loans in Loan Group 5
     (based on the Stated Principal Balances of such Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(11) Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan Groups 6-A and 6-B) of the Net Mortgage Interest Rates of the Mortgage Loans in Loan
     Groups 6-A and 6-B (based on the Stated Principal Balances of such Mortgage
     Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               6
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       PRELIMINARY SUMMARY OF CERTIFICATES
--------------------------------------------------------------------------------
                                   TO MATURITY
--------------------------------------------------------------------------------

                                                                        EST.
                                                                EST.    PRIN.     EXPECTED
EXPECTED                 APPROX.           INTEREST-            WAL    WINDOW      FINAL       DELAY
CLASS                    SIZE (1)        PRINCIPAL TYPE        (YRS)    (MOS)    MATURITY (2)   DAYS         RATINGS
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------------------
OFFERED CERTIFICATES                                                                                     S&P        FITCH
----------------------------------------------------------------------------------------------------- ----------- ----------

      2-A-1                                 Variable-
                                          Pass-Through-
                      20,954,000.00      Super Senior (3)      3.30     1 - 360       360        19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      2-A-2                                 Variable-
                                          Pass-Through-
                         974,000.00  Super Senior Support (3)  3.30     1 - 360       360        19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      3-A-1                                 Variable-
                                          Pass-Through-
                      96,387,000.00      Super Senior (4)      3.29     1 - 360       360        19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      3-A-2                                 Variable-
                      64,842,000.00      Sequential Pay-
                                         Super Senior(4)       1.50     1 - 44        307        19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      3-A-3                                 Variable-
                      10,131,000.00      Sequential Pay-
                                         Super Senior(4)       4.28    44 - 60        326        19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      3-A-4                                 Variable-
                      21,414,000.00      Sequential Pay-
                                         Super Senior(4)       8.24    60 - 360       360        19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      3-A-5                                 Variable-
                       8,954,000.00       Pass-Through-
                                     Super Senior Support(4)   3.29     1 - 360       360        19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      4-A-1                                 Variable-
                                          Pass-Through-
                      15,000,000.00      Super Senior (5)      3.30     1 - 360       360        19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      4-A-2                                 Variable-
                                           Sequential-
                      12,229,000.00      Super Senior (5)      1.80     1 - 57        324        19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      4-A-3                                 Variable-
                                           Sequential-
                       3,896,000.00      Super Senior (5)      8.01    57 - 360       360        19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      4-A-4                                 Variable-
                                          Pass-Through-
                       1,446,000.00  Super Senior Support (5)  3.30     1 - 360       360        19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      5-A-1                                 Variable-
                                          Pass-Through-
                     100,000,000.00      Super Senior (6)      3.37     1 - 360       360        19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      5-A-2                                 Variable-
                                           Sequential-
                     249,587,000.00      Super Senior(6)       1.80     1 - 56        323        19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      5-A-3                                 Variable-
                                           Sequential-
                      83,603,000.00      Super Senior (6)      8.04    56 - 360       360        19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      5_A-4                                 Variable-
                                          Pass Through-
                      16,303,000.00    Super Senior Support    3.37     1 - 360       360        19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      5-A-X                                  Fixed-
                     333,190,000.00      Interest Only-
                                         Super Senior(6)       3.37    NA - NA        NA         19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      6-A-1                                 Variable-
                                          Pass-Through-
                     115,912,000.00      Super Senior (7)      3.32     1 - 359       359        19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      6-A-2                                 Variable-
                                          Pass-Through-
                       6,440,000.00  Super Senior Support (7)  3.32     1 - 359       359        19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      6-A-3                                 Variable-
                                          Pass-Through-
                     288,576,000.00      Super Senior (8)      3.32     1 - 359       359        19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      6-A-4                                 Variable-
                                          Pass-Through-
                      16,032,000.00  Super Senior Support (8)  3.32     1 - 359       359        19       AAA         AAA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      X-B-1                              Subordinate-
                       6,959,000.00      Sequential (9)        6.01     1 - 360       360        19       None        AA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      X-B-2                              Subordinate-
                       1,605,000.00      Sequential (9)        6.01     1 - 360       360        19       None         A
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      X-B-3                              Subordinate-
                       1,071,000.00      Sequential (9)        6.01     1 - 360       360        19       None        BBB
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      5-B-1                              Subordinate-
                       9,782,000.00      Sequential (10)       6.12     1 - 360       360        19       None        AA
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      5-B-2                              Subordinate-
                       2,562,000.00      Sequential (10)       6.12     1 - 360       360        19       None         A
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      5-B-3                              Subordinate-
                       1,397,000.00      Sequential (10)       6.12     1 - 360       360        19       None        BBB
----------------------------------------------------------------------------------------------------------------------------

                                                                               7
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
                                   TO MATURITY
--------------------------------------------------------------------------------

                                                                         EST.
                                                               EST.      PRIN.    EXPECTED
                        APPROX.             INTEREST-          WAL      WINDOW      FINAL       DELAY        EXPECTED
CLASS                  SIZE (1)          PRINCIPAL TYPE       (YRS)      (MOS)    MATURITY (2)  DAYS         RATINGS
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------------------
OFFERED CERTIFICATES                                                                                     S&P        FITCH
----------------------------------------------------------------------------------------------------- ----------- ----------

      6-B-1                              Subordinate-
                     10,337,000.00      Sequential (11)       6.12     1 - 359       359        19        AA        None
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      6-B-2                              Subordinate-
                      4,270,000.00      Sequential (11)       6.12     1 - 359       359        19        A         None
-------------------- --------------- ----------------------- -------- ---------- ------------- ------ ----------- ----------
      6-B-3                              Subordinate-
                      2,472,000.00      Sequential (11)       6.12     1 - 359       359        19       BBB        None
----------------------------------------------------------------------------------------------------------------------------

(1)  Class sizes are approximate and are subject to a +/- 5% variance.

(2)  Expected Final Maturity (except with respect to the Class 3-A-2, Class
     3-A-3, Class 4-A-2, Class 5-A-2 and Class 5-A-3 Certificates) are
     calculated based on the maturity date of the latest maturing loan for each
     Loan Group. With respect to the Class 3-A-2, 3-A-3, Class 4-A-2,Class 5-A-2 and Class 5-A-3 Certificates, Expected Final Maturity are calculated based on the modeling assumptions, the assumption that there are no prepayments and the assumption that no optional termination occurs.

(3)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)  For each Distribution Date interest will accrue on the Class 5-A-1 and
     5-A-4 certificates at a rate equal to the weighted average of the Net
     Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the
     Stated Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each
     Distribution Date interest will accrue on the Class 5-A-X certificates at a fixed rate equal to 0.61856626%. For each Distribution Date interest will accrue on the Class 5-A-2 and Class 5-A-3 certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5
     Mortgage Loans (based upon the Stated Principal Balances of the Group 5
     Mortgage Loans on the due date in the month preceding the month of such
     Distribution Date) minus 0.61856626%.

(7)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6-A Mortgage Loans (based upon the Stated Principal Balances of the Group 6-A Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6-B Mortgage Loans (based upon the Stated Principal Balances of the Group 6-B Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(9)  Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan Groups 2,
     3 and 4) of the Net Mortgage Interest Rates of the Mortgage Loans in Loan
     Groups 2, 3, and 4 (based on the Stated Principal Balances of such Mortgage
     Loans on the due date in the month preceding the month of such Distribution
     Date).

(10) Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan Group 5)
     of the Net Mortgage Interest Rates of the Mortgage Loans in Loan Group 5
     (based on the Stated Principal Balances of such Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(11) Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan Groups 6-A and 6-B) of the Net Mortgage Interest Rates of the Mortgage Loans in Loan
     Groups 6-A and 6-B (based on the Stated Principal Balances of such Mortgage
     Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               8
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Transaction:                    Banc of America Funding Corporation, Mortgage
                                Pass-Through Certificates, Series 2006-D

Issuing Entity:                 Banc of America Funding 2006-D Trust

Lead Manager (Book Runner):     Banc of America Securities LLC

Servicers:                      Bank of America, National Association and
                                IndyMac Bank, F.S.B.

Sponsor:                        Bank of America, National Association

Depositor:                      Banc of America Funding Corporation

Master Servicer and Securities
Administrator:                  Wells Fargo Bank, N.A.

Trustee and Custodian:          U.S. Bank National Association

Rating Agencies:                Standard & Poor's, a division of The McGraw-Hill
                                Companies, Inc. and Fitch Ratings
Transaction Size:               $1,173,135,000 (+/- 5%)

Securities Offered:             $20,954,000 Class 2-A-1 Certificates
                                $974,000 Class 2-A-2 Certificates
                                $96,387,000 Class 3-A-1 Certificates
                                $64,842,000 Class 3-A-2 Certificates
                                $10,131,000 Class 3-A-3 Certificates
                                $21,414,000 Class 3-A-4 Certificates
                                $8,954,000 Class 3-A-5 Certificates
                                $15,000,000 Class 4-A-1 Certificates
                                $12,229,000 Class 4-A-2 Certificates
                                $3,896,000 Class 4-A-3 Certificates
                                $1,446,000 Class 4-A-4 Certificates
                                $100,000,000 Class 5-A-1 Certificates
                                $249,587,000 Class 5-A-2 Certificates
                                $83,603,000 Class 5-A-3 Certificates
                                $16,303,000 Class 5-A-4 Certificates
                                $333,190,000 Class 5-A-X Certificates
                                $115,912,000 Class 6-A-1 Certificates
                                $6,440,000 Class 6-A-2 Certificates
                                $288,576,000 Class 6-A-3 Certificates
                                $16,032,000 Class 6-A-4 Certificates
                                $6,959,000 Class X-B-1 Certificates
                                $1,605,000 Class X-B-2 Certificates

                                                                               9
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Securities Offered(continued):  $1,071,000 Class X-B-3 Certificates
                                $9,782,000 Class 5-B-1 Certificates
                                $2,562,000 Class 5-B-2 Certificates
                                $1,397,000 Class 5-B-3 Certificates
                                $10,337,000 Class 6-B-1 Certificates
                                $4,270,000 Class 6-B-2 Certificates
                                $2,472,000 Class 6-B-3 Certificates

The Mortgage Pool:              The "Mortgage Pool" will consist of adjustable
                                rate, conventional, fully amortizing mortgage
                                loans (the "Mortgage Loans") secured by first
                                liens on one- to four-family properties. All of
                                the Mortgage Loans in Loan Group 2, Loan Group
                                3, Loan Group 4 and Loan Group 5 were originated
                                by Bank of America, National Association, which
                                is an affiliate of the Depositor and Banc of
                                America Securities LLC. All of the Mortgage
                                Loans in Loan Group 6 were acquired by Bank of
                                America, National Association from IndyMac Bank,
                                F.S.B.

                                                                              10
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------

Group 2 Mortgage Loans:         The Group 2 Mortgage Loans consist of 3/1
                                One-Year LIBOR based ARMs secured by first lien,
                                one-to-four family residential properties. The
                                Mortgage Loans have a fixed interest rate for
                                the first 3 years after origination and
                                thereafter the Mortgage Loans have a variable
                                interest rate. Approximately 92.91% of the Group
                                2 Mortgage Loans require only the payment of
                                interest until the 37th payment. The mortgage
                                interest rate adjusts at the end of the initial
                                fixed interest rate period and annually
                                thereafter.

Group 3 Mortgage Loans:         The Group 3 Mortgage Loans consist of 5/1
                                One-Year LIBOR based ARMs secured by first lien,
                                one-to-four family residential properties. The
                                Mortgage Loans have a fixed interest rate for
                                the first 5 years after origination and
                                thereafter the Mortgage Loans have a variable
                                interest rate. Approximately 69.71% of the Group
                                3 Mortgage Loans require only the payment of
                                interest until the 61st payment. The mortgage
                                interest rate adjusts at the end of the initial
                                fixed interest rate period and annually
                                thereafter

Group 4 Mortgage Loans:         The Group 4 Mortgage Loans consist of 7/1
                                One-Year LIBOR based ARMs secured by first lien,
                                one-to-four family residential properties. The
                                Mortgage Loans have a fixed interest rate for
                                the first 7 years after origination and
                                thereafter the Mortgage Loans have a variable
                                interest rate. Approximately 69.34% of the Group
                                4 Mortgage Loans require only the payment of
                                interest until the 85th payment. The mortgage
                                interest rate adjusts at the end of the initial
                                fixed interest rate period and annually
                                thereafter.

Group 5 Mortgage Loans:         The Group 5 Mortgage Loans consist of 10/1
                                One-Year LIBOR based ARMs secured by first lien,
                                one-to-four family residential properties. The
                                Mortgage Loans have a fixed interest rate for
                                the first 10 years after origination and
                                thereafter the Mortgage Loans have a variable
                                interest rate. Approximately 92.25% of the Group
                                5 Mortgage Loans require only the payment of
                                interest until the 121st payment. The mortgage
                                interest rate adjusts at the end of the initial
                                fixed interest rate period and annually
                                thereafter.

Group 6-A Mortgage Loans:       The Group 6-A Mortgage Loans consist of 10/1
                                One-Year and Six-Month LIBOR based ARMs secured
                                by first lien, one-to-four family residential
                                properties. The Mortgage Loans have a fixed
                                interest rate for the first 10 years after
                                origination and thereafter the Mortgage Loans
                                have a variable interest rate. Approximately
                                86.94% of the Group 6-A Mortgage Loans require
                                only the payment of interest until the 121st
                                payment. The mortgage interest rate adjusts at
                                the end of the initial fixed interest rate
                                period and annually thereafter.

                                                                              11
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Group 6-B Mortgage Loans:       The Group 6-B Mortgage Loans consist of 10/1
                                One-Year, or Six-Month LIBOR and One-Year CMT
                                based ARMs secured by first lien, one-to-four
                                family residential properties. The Mortgage
                                Loans have a fixed interest rate for the first
                                10 years after origination and thereafter the
                                Mortgage Loans have a variable interest rate.
                                Approximately 91.16% of the Group 6B Mortgage
                                Loans require only the payment of interest until
                                the 121st payment. The mortgage interest rate
                                adjusts at the end of the initial fixed interest
                                rate period and annually thereafter.

Expected Pricing Date:          Week of April 17, 2006

Expected Closing Date:          On or about April 28, 2006

Distribution Date:              20th day of each month, or the next succeeding
                                business day
                                (First Distribution Date: May 22, 2006)

Cut-off Date:                   April 1, 2006

Class A Certificates:           Class 2-A-1, 2-A-2, 2-A-R, 3-A-1, 3-A-2, 3-A-3,
                                3-A-4, 3-A-5, 4-A-1, 4-A-2, 4-A-3, 4-A-4, 5-A-1,
                                5-A-2, 5-A-3, 5-A-4, 5-A-X, 6-A-1, 6-A-2, 6-A-3
                                and 6-A-4 Certificates (the "Class A
                                Certificates"). The Class 2-A-R Certificate is
                                not offered hereunder.

                                                                              12
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Subordinate Certificates:       Class X-B-1, X-B-2, X-B-3, X-B-4, X-B-5, X-B-6,
                                5-B-1, 5-B-2, 5-B-3, 5-B-4, 5-B-5, 5-B-6, 6-B-1,
                                6-B-2, 6-B-3, 6-B-4, 6-B-5 and 6-B-6
                                Certificates (the "Class B Certificates"). The
                                Class X-B-4, X-B-5, X-B-6, 5-B-4, 5-B-5, 5-B-6,
                                6-B-4, 6-B-5 and 6-B-6 are not offered
                                hereunder.

Class B Offered Certificates:   Class X-B-1, X-B-2, X-B-3, 5-B-1, 5-B-2, 5-B-3,
                                6-B-1, 6-B-2 and 6-B-3 Certificates.

Group 2-A Certificates:         Class 2-A-1, 2-A-2, and 2-A-R Certificates.

Group 3-A Certificates:         Class 3-A-1, 3-A-2, 3-A-3, 3-A-4 and 3-A-5
                                Certificates.

Group 4-A  Certificates:        Class 4-A-1, 4-A-2, 4-A-3 and 4-A-4
                                Certificates.

Group 5-A  Certificates:        Class 5-A-1, 5-A-2, 5-A-3, 5-A-4 and 5-A-X
                                Certificates.

Group 6-A Certificates:         Class 6-A-1, 6-A-2, 6-A-3 and 6-A-4
                                Certificates.

Group 6A-A Certificates:        Class 6-A-1 and 6-A-2 Certificates.

Group 6A-B Certificates:        Class 6-A-3 and 6-A-4 Certificates.

Class A Certificates:           Group 2-A Certificates, Group 3-A Certificates,
                                Group 4-A Certificates, Group 5-A Certificates,
                                Group 6A-A and Group 6A-B Certificates.

Interest Only Certificates:     Class 5-A-X Certificates.

Aggregate Group 2:              Loan Group 2, Loan Group 3 and Loan Group 4.

Super Senior Certificates:      Class 2-A-1, 3-A-1, 3-A-2, 3-A-3, 3-A-4, 4-A-1,
                                4-A-2, 4-A-3, 5-A-1, 5-A-2, 5-A-3, 5-A-X, 6-A-1
                                and 6-A-3 Certificates.

Super Senior Support
Certificates:                   Class 2-A-2, 3-A-5, 4-A-4, 5-A-4, 6-A-2 and
                                6-A-4 Certificates.

Day Count:                      30/360

Final Scheduled Distribution
Date:                           May 20, 2036

                                                                              13
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Prepayment Speed:               25% CPB. CPB represents an assumed annual rate
                                of principal prepayment each month relative to
                                the then outstanding principal balance of a pool
                                of mortgage loans. In addition, CPB assumes the
                                outstanding principal of each mortgage loans
                                will be prepaid in full at the end of its
                                respective fixed-rate period. A prepayment
                                assumption of 0% CPB assumes constant prepayment
                                rates of 0% per annum until the initial rate
                                adjustment date, a prepayment assumption of 15%
                                CPB assumes constant prepayment rates of 15% per
                                annum until the initial rate adjustment date, a
                                prepayment rate of 25% CPB assumes constant
                                prepayment rates of 25% per annum until the
                                initial rate adjustment date and so forth.

Clearing:                       DTC, Clearstream and Euroclear

Denominations:                      Original          Minimum       Incremental
                                Certificate Form   Denominations   Denominations
                                ----------------   -------------   -------------
  Class A Certificates             Book Entry          $1,000           $1
  (other than class 2-A-R)

  Class B Offered Certificates     Book Entry         $25,000           $1

Determination Date:             For any Distribution Date, the 16th day of the
                                month in which the Distribution Date occurs or,
                                if that day is not a business day, the
                                immediately preceding business day.

Record Date:                    For any Distribution Date, the close of business
                                on the last business day of the month preceding
                                the month of that Distribution Date.

SMMEA Eligibility:              The Class A Certificates and the Class X-B-1,
                                5-B-1 and 6-B-1 Certificates are expected to
                                constitute "mortgage related securities" for
                                purposes of SMMEA.

Tax Structure:                  For federal income tax purposes, one or more
                                elections will be made to treat the Trust as one
                                or more "real estate mortgage investment
                                conduits" (each, a "REMIC").

                                                                              14
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Optional Termination Date:      On any Distribution Date on which (i) the
                                aggregate Stated Principal Balance of the
                                Aggregate Group 2 Mortgage Loans or (ii) the
                                aggregate Stated Principal Balance of the Group
                                6 Mortgage Loans is less than 10% of the
                                aggregate unpaid principal balance of the
                                related Mortgage Loans as of the Cut-off Date,
                                the Master Servicer may, at its option, subject
                                to certain conditions, purchase such Mortgage
                                Loans, which would effect an early retirement of
                                the related classes of Certificates. On any
                                Distribution Date on which the aggregate Stated
                                Principal Balance of the Loan Group 5 Mortgage
                                Loans is less than 1% of the aggregate unpaid
                                principal balance of the related Mortgage Loans
                                as of the Cut-off Date, the Master Servicer may,
                                at its option, subject to certain conditions,
                                purchase such Mortgage Loans, which would effect
                                an early retirement of the related classes of
                                Certificates.

The Pooling Agreement:          The Certificates will be issued pursuant to a
                                Pooling and Servicing Agreement (the "Pooling
                                Agreement") to be dated the Closing Date, among
                                the Depositor, the Master Servicer, the
                                Securities Administrator and the Trustee.

ERISA Eligibility:              A fiduciary or other person acting on behalf of
                                any employee benefit plan or arrangement,
                                including an individual retirement account,
                                subject to the Employee Retirement Income
                                Security Act of 1974, as amended ("ERISA"), the
                                Code or any federal, state or local law
                                ("Similar Law") which is similar to ERISA or the
                                Code (collectively, a "Plan") should carefully
                                review with its legal advisors whether the
                                purchase or holding of an Offered Certificate
                                could give rise to a transaction prohibited or
                                not otherwise permissible under ERISA, the Code
                                or Similar Law.

                                The U.S. Department of Labor has extended to
                                Banc of America Securities LLC an administrative
                                exemption (the "Exemption") from certain of the
                                prohibited transaction rules of ERISA and the
                                related excise tax provisions of Section 4975 of
                                the Code with respect to the initial purchase,
                                the holding and the subsequent resale by certain
                                Plans of certificates in pass-through

                                                                              15
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
ERISA Eligibility(continued):   trusts that consist of certain receivables,
                                loans and other obligations that meet the
                                conditions and requirements of the Exemption.

                                The Exemption may cover the acquisition and
                                holding of the Offered Certificates by the Plans
                                to which it applies provided that all conditions
                                of the Exemption other than those within the
                                control of the investors are met. In addition,
                                as of the date hereof, there is no single
                                mortgagor that is the obligor on 5% of the
                                initial balance of the Mortgage Pool.

                                Prospective Plan investors should consult with
                                their legal advisors concerning the impact of
                                ERISA, the Code and Similar Law, the
                                applicability of the Exemption, and the
                                potential consequences in their specific
                                circumstances, prior to making an investment in
                                the Offered Certificates. Moreover, each Plan
                                fiduciary should determine whether under the
                                governing plan instruments and the applicable
                                fiduciary standards of investment prudence and
                                diversification, an investment in the Offered
                                Certificates is appropriate for the Plan, taking
                                into account the overall investment policy of
                                the Plan and the composition of the Plan's
                                investment portfolio.

                                                                              16
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Principal Distribution to
Groups 2, 3, 4, 5 and 6:        Principal will be allocated to the certificates
                                in Groups 2, 3, 4, 5 and 6 according to the
                                Preliminary Priority of Distributions for such
                                Groups as set forth below. The Senior Principal
                                Distribution Amount for Group 2 will generally
                                be allocated first to the Class 2-A-R
                                Certificate and then to the Class 2-A-1 and
                                Class 2-A-2 Certificates, pro rata, until their
                                class balances have been reduced to zero. The
                                Senior Principal Distribution Amount for Group 3
                                will generally be allocated concurrently as
                                follows: (i) approximately 95.5613499365%
                                concurrently as follows: (x) 50.0% to the Class
                                3-A-1 until retired, (y) 50.0% sequentially to
                                the Class 3-A-2, Class 3-A-3 and Class 3-A-4 in
                                that order until their class balances have been
                                reduced to zero; and (ii) approximately
                                4.4386500635% to the Class 3-A-5 Certificates
                                until its class balance has been reduced to
                                zero. The Senior Principal Distribution Amount
                                for Group 4 will generally be allocated
                                concurrently as follows: (i) approximately
                                95.5604679009% concurrently as follows: (x)
                                48.1927710843% to the Class 4-A-1 Certificates
                                until retired, (y) 51.8072289157% sequentially
                                to the Class 4-A-2 and Class 4-A-3 Certificates
                                in that order until their class balances have
                                been reduced to zero; and (ii) approximately
                                4.4395320991% to the Class 4-A-4 Certificates
                                until its class balance has been reduced to
                                zero. The Senior Principal Distribution Amount
                                for Group 5 will generally be allocated
                                concurrently as follows: (i) approximately
                                96.373024719% concurrently as follows: (x)
                                23.0845587387% to the Class 5-A-1 Certificates
                                until retired, (y) 76.9154412613% sequentially
                                to the Class 5-A-2 and 5-A-3 Certificates in
                                that order until their class balances have been
                                reduced to zero; and (ii) approximately
                                3.626975281% to the Class 5-A-4 Certificates
                                until its class balance has been reduced to
                                zero.

                                                                              17
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Principal Distribution to
Groups 2, 3, 4, 5 and 6
continued:                      The Senior Principal Distribution Amount for
                                Group 6-A will generally be allocated to the
                                Class 6-A-1 and 6-A-2, pro rata until their
                                class balances have been reduced to zero. The
                                Senior Principal Distribution Amount for Group
                                6-B will generally be allocated to the Class
                                6-A-3 and 6-A-4, pro rata until their class
                                balances have been reduced to zero. The
                                Subordinate Principal Distribution Amount for
                                Aggregate Group 2 will generally be allocated to
                                the Subordinate Certificates related to
                                Aggregate Group 2 on a pro rata basis but will
                                be distributed sequentially in accordance with
                                their numerical designations. The Subordinate
                                Principal Distribution Amount for Loan Group 5
                                will generally be allocated to the Subordinate
                                Certificates related to Loan Group 5 on a pro
                                rata basis but will be distributed sequentially
                                in accordance with their numerical designations.
                                The Subordinate Principal Distribution Amount
                                for Loan Group 6 will generally be allocated to
                                the Subordinate Certificates related to Loan
                                Group 6 on a pro rata basis but will be
                                distributed sequentially in accordance with
                                their numerical designations. After the class
                                balances of the Class A Certificates of Group 2,
                                3 or 4 have been reduced to zero, certain
                                amounts otherwise payable to the Subordinate
                                Certificates in the Aggregate Group 2 may be
                                paid to the Class A Certificates of one or more
                                of the other Groups in Aggregate Group 2. After
                                the class balances of the Class A Certificates
                                of Group 6A-A and 6A-B have been reduced to
                                zero, certain amounts otherwise payable to the
                                Subordinate Certificates in Group 6 may be paid
                                to the Class A Certificates of one or more of
                                the other Groups in Group 6. (Please see the
                                "Preliminary Priority of Distributions" section
                                below.)

                                                                              18
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Shifting Interest in
Prepayments:                    Additional credit enhancement is provided by the
                                allocation, subject to certain exceptions, of
                                all principal prepayments and certain
                                liquidation proceeds on the mortgage loans in a
                                loan group to reduce the principal amount of the
                                Class A Certificates of the related group during
                                the first seven years after the closing date. In
                                addition, a reduced, but still
                                disproportionately large, allocation of these
                                principal collections to reduce the principal
                                amount of those Class A Certificates will occur
                                during the eighth through eleventh years
                                following the closing date. The disproportionate
                                allocation of prepayments and certain
                                liquidation proceeds on the mortgage loans in a
                                loan group will accelerate the amortization of
                                the related Class A Certificates relative to the
                                amortization of the subordinate certificates. As
                                a result, it is more likely that the credit
                                support percentage for the Class A Certificates
                                of a group will be maintained and may be
                                increased during the first eleven years. (Please
                                see the "Senior Prepayment Percentage" section
                                below.)

Interest Accrual:               Interest will accrue on the Offered Certificates
                                during each one-month period ending on the last
                                day of the month preceding the month in which
                                each Distribution Date occurs. The initial
                                interest accrual period will be deemed to have
                                commenced on April 1, 2006. Interest that
                                accrues on such class of Certificates during an
                                interest accrual period will be calculated on
                                the assumption that distributions that reduce
                                the class balances thereof on the Distribution
                                Date in that interest accrual period are made on
                                the first day of the interest accrual period.
                                Interest will be calculated on the basis of a
                                360-day year consisting of twelve 30-day months.

                                     The amount of interest that will accrue
                                on your Certificates during each interest
                                accrual period is equal to:

                                     (a) one-twelfth of the pass-through rate
                                for your class multiplied by the principal
                                balance of your Certificate on the Distribution
                                Date, minus

                                     (b) the amount allocated to your class
                                of certain interest shortfalls arising from the
                                timing of prepayments on the Mortgage Loans,
                                interest limitations applicable to certain
                                military or similar personnel and interest
                                losses allocated to your class.

                                                                              19
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Administrative Fees:            The Administrative Fees with respect to the
                                Trust are payable out of the interest payments
                                received on each Mortgage Loan. The
                                "Administrative Fees" consist of (a) servicing
                                compensation payable to each Servicer in respect
                                of its servicing activities (the "Servicing
                                Fee") and (b) fees paid to the Master Servicer.
                                The Administrative Fees will accrue on the
                                Stated Principal Balance of each Mortgage Loan
                                at a rate (the "Administrative Fee Rate") equal
                                to the sum of the Servicing Fee Rate for such
                                Mortgage Loan and the Master Servicing Fee Rate.
                                The Master Servicing Fee Rate will be 0.001% per
                                annum. The Servicing Fee Rate for loans in Loan
                                Group 2 is 0.375% per annum and 0.25% per annum
                                for Loan Group 3, Loan Group 4 and Loan Group 5.
                                The Servicing Fee Rate for loans in Loan Group 6
                                will be 0.375% per annum.

Compensating Interest:          The aggregate Servicing Fee payable to a
                                Servicer for any month will be reduced by an
                                amount equal to the prepayment interest
                                shortfall for such Distribution Date; provided,
                                however, that compensating interest payable for
                                any month by Bank of America, National
                                Association will be limited to one-twelfth of
                                0.2500% of the balance of the related Mortgage
                                Loans. Such amounts will be used to cover full
                                or partial prepayment interest shortfalls, if
                                any, on the related Mortgage Loans.

Net Mortgage Interest Rate:     As to any Mortgage Loan and Distribution Date,
                                the excess of its mortgage interest rate over
                                the Administrative Fee Rate.

                                                                              20
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Pool Distribution Amount:       The Pool Distribution Amount for each Loan Group
                                with respect to any Distribution Date will be
                                equal to the sum of (i) all scheduled
                                installments of interest (net of the related
                                Administrative Fees) and principal due on the
                                Mortgage Loans in such Loan Group on the due
                                date in the month in which such Distribution
                                Date occurs and received prior to the related
                                Determination Date, together with any advances
                                in respect thereof or any compensating interest
                                allocable to the Mortgage Loans in such Loan
                                Group; (ii) all proceeds of any primary mortgage
                                guaranty insurance policies and any other
                                insurance policies with respect to the Mortgage
                                Loans in such Loan Group, to the extent such
                                proceeds are not applied to the restoration of
                                the related mortgaged property or released to
                                the mortgagor in accordance with the related
                                Servicer's normal servicing procedures, and all
                                other cash amounts received and retained in
                                connection with the liquidation of defaulted
                                Mortgage Loans in such Loan Group, by
                                foreclosure or otherwise, during the calendar
                                month preceding the month of such Distribution
                                Date (in each case, net of unreimbursed expenses
                                incurred in connection with a liquidation or
                                foreclosure and unreimbursed advances, if any);
                                (iii) all partial or full prepayments received
                                on the Mortgage Loans in such Loan Group during
                                the calendar month preceding the month of such
                                Distribution Date (or with respect to the
                                Mortgage Loans serviced by IndyMac Bank, F.S.B.,
                                during the period commencing on the second day
                                of the month preceding the month of such
                                Distribution Date and ending on the first day of
                                the month of such Distribution Date); (iv) any
                                substitution adjustment payments or purchase
                                prices in connection with any defective Mortgage
                                Loan in such Loan Group received with respect to
                                such Distribution Date or amounts received in
                                connection with the optional termination of the
                                Trust as of such Distribution Date, reduced by
                                amounts in reimbursement for advances previously
                                made and other amounts as to which the related
                                Servicer is entitled to be reimbursed pursuant
                                to the applicable servicing agreement. The Pool
                                Distribution Amounts will not include any profit
                                received by a Servicer on the foreclosure of a
                                Mortgage Loan. Such amounts, if any, will be
                                retained by the related Servicer as additional
                                servicing compensation; and (v) any amounts
                                required to be paid by an originator or the
                                sponsor to the issuing entity during the prior
                                calendar month with respect to the Mortgage
                                Loans in such Loan Group as a result of a breach
                                of certain representations and warranties
                                regarding compliance with predatory or abusive
                                lending laws (the "Reimbursement Amount"), net
                                of any portion thereof used to reimburse any
                                class of Certificates that previously bore a
                                loss as a result of such breach.

Senior Percentage:              The Senior Percentage for a Loan Group on any
                                Distribution Date will equal (i) the aggregate
                                class balance of the Class A Certificates of the
                                related Group immediately prior to such date,
                                divided by (ii) the aggregate principal balance
                                of such Loan Group for such date.

Subordinate Percentage:         The Subordinate Percentage for a Loan Group for
                                any Distribution Date will equal 100% minus the
                                Senior Percentage for such Loan Group for such
                                date.

Subordinate Prepayment
Percentage:                     The Subordinate Prepayment Percentage for a Loan
                                Group for any Distribution Date will equal 100%
                                minus the Senior Prepayment Percentage for such
                                Loan Group for such date.

                                                                              21
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Senior
Prepayment
Percentage
of each
Loan Group in
Aggregate
Group 2:     For the following Distribution Dates, will be as follows:

             Distribution Date            Senior Prepayment Percentage
             ---------------------------  --------------------------------------
             May 2006 through April 2013  100%;
             May 2013 through April 2014  the applicable Senior Percentage plus,
                                          70% of the applicable Subordinate
                                          Percentage;
             May 2014 through April 2015  the applicable Senior Percentage plus,
                                          60% of the applicable Subordinate
                                          Percentage;
             May 2015 through April 2016  the applicable Senior Percentage plus,
                                          40% of the applicable Subordinate
                                          Percentage;
             May 2016 through April 2017  the applicable Senior Percentage plus,
                                          20% of the applicable Subordinate
                                          Percentage;
             May 2017 and thereafter      the applicable Senior Percentage;
             -------------------------------------------------------------------
             provided, however,

             (i)   if on any Distribution Date the sum of the class balances of the Class A Certificates of Aggregate Group 2 divided by the aggregate principal balance of the Loan Groups of Aggregate
                   Group 2 (the "Aggregate Group 2 Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the
                   Senior Prepayment Percentage for each Loan Group of Aggregate
                   Group 2 for such Distribution Date will equal 100%,

             (ii)  if on any Distribution Date prior to the May 2009
                   Distribution Date, prior to giving effect to any
                   distributions, the percentage equal to the aggregate class balance of the Class X-B Certificates divided by the
                   aggregate principal balance of the Loan Groups in Aggregate
                   Group 2 (the "Aggregate Group 2 Subordinate Percentage") is
                   greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group of Aggregate Group 2 for that
                   Distribution Date will equal the applicable Senior
                   Percentage for such Loan Group plus 50% of the Subordinate
                   Percentage for such Loan Group, and

             (iii) if on any Distribution Date on or after the May 2009
                   Distribution Date, prior to giving effect to any
                   distributions, the Aggregate Group 2 Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group of Aggregate Group 2 for that
                   Distribution Date will equal the Senior Percentage for such
                   Loan Group.

             No decrease will occur if certain delinquency and loss tests are not met.

                                                                              22
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Senior
Prepayment
Percentage
of
Loan
Group 5:

             For the following Distribution Dates, will be as follows:

             Distribution Date            Senior Prepayment Percentage
             -----------------            ----------------------------
             May 2006 through April 2013  100%;
             May 2013 through April 2014  the applicable Senior Percentage plus,
                                          70% of the applicable Subordinate
                                          Percentage;
             May 2014 through April 2015  the applicable Senior Percentage plus,
                                          60% of the applicable Subordinate
                                          Percentage;
             May 2015 through April 2016  the applicable Senior Percentage plus,
                                          40% of the applicable Subordinate
                                          Percentage;
             May 2016 through April 2017  the applicable Senior Percentage plus,
                                          20% of the applicable Subordinate
                                          Percentage;
             May 2017 and thereafter      the applicable Senior Percentage;

             provided, however,

             (i)   if on any Distribution Date the sum of the class balances of the Class A Certificates of Group 5 divided by the aggregate principal balance of Loan Group 5 (the "Loan Group 5 Senior
                   Percentage") exceeds such percentage calculated as of the
                   Closing Date, then the Senior Prepayment Percentage for Loan
                   Group 5 for such Distribution Date will equal 100%,

             (ii)  if on any Distribution Date prior to the May 2009
                   Distribution Date, prior to giving effect to any d
                   istributions, the percentage equal to the aggregate class
                   balance of the Class 5-B Certificates divided by the
                   aggregate principal balance of Loan Group 5 (the "Loan
                   Group 5 Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for Loan Group 5 for that
                   Distribution Date will equal the Senior Percentage for Loan
                   Group 5 plus 50% of the Subordinate Percentage for Loan Group
                   5, and

             (iii) if on any Distribution Date on or after the May 2009
                   Distribution Date, prior to giving effect to any
                   distributions, the Loan Group 5 Subordinate Percentage is
                   greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for Loan Group 5 for that Distribution Date will equal the
                   Senior Percentage for Loan Group 5.

             No decrease will occur if certain delinquency and loss tests are not met.

                                                                              23
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Senior
Prepayment
Percentage
of Loan
Group 6:     For the following Distribution Dates, will be as follows:

             Distribution Date            Senior Prepayment Percentage
             -----------------            ----------------------------
             May 2006 through April 2013  100%;
             May 2013 through April 2014  the applicable Senior Percentage plus,
                                          70% of the applicable Subordinate
                                          Percentage;
             May 2014 through April 2015  the applicable Senior Percentage plus,
                                          60% of the applicable Subordinate
                                          Percentage;
             May 2015 through April 2016  the applicable Senior Percentage plus,
                                          40% of the applicable Subordinate
                                          Percentage;
             May 2016 through April 2017  the applicable Senior Percentage plus,
                                          20% of the applicable Subordinate
                                          Percentage;
             May 2017 and thereafter      the applicable Senior Percentage;

             provided, however,

             (i)   if on any Distribution Date the sum of the class balances of the Class A Certificates of Group 6 divided by the aggregate principal balance of Loan Group 6 (the "Loan Group 6 Senior
                   Percentage") exceeds such percentage calculated as of the
                   Closing Date, then the Senior Prepayment Percentage for Loan
                   Group 6 for such Distribution Date will equal 100%,

             (ii)  if on any Distribution Date prior to the May 2009
                   Distribution Date, prior to giving effect to any
                   distributions, the percentage equal to the aggregate class balance of the Class 6-B Certificates divided by the
                   aggregate principal balance of Loan Group 6 (the "Loan Group
                   6 Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the
                   Senior Prepayment Percentage for Loan Group 6 for that
                   Distribution Date will equal the Senior Percentage for Loan
                   Group 6 plus 50% of the Subordinate Percentage for Loan
                   Group 6, and

             (iii) if on any Distribution Date on or after the May 2009
                   Distribution Date, prior to giving effect to any
                   distributions, the Loan Group 6 Subordinate Percentage is
                   greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for Loan Group 6 for that Distribution Date will equal the
                   Senior Percentage for Loan Group 6.

             No decrease will occur if certain delinquency and loss tests are not met.

                                                                              24
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Principal Amount:               The Principal Amount for any Distribution Date
                                and any Loan Group will equal the sum of (a) all
                                monthly payments of principal due on each
                                Mortgage Loan in such Loan Group on the related
                                due date, (b) the principal portion of the
                                purchase price (net of unreimbursed advances and
                                other amounts as to which the related Servicer
                                is entitled to be reimbursed pursuant to the
                                applicable servicing agreement) of each Mortgage
                                Loan in such Loan Group that was repurchased and
                                received during the calendar month preceding the
                                month of that Distribution Date, (c) any
                                substitution adjustment payments (net of
                                unreimbursed advances and other amounts as to
                                which the related Servicer is entitled to be
                                reimbursed pursuant to the applicable servicing
                                agreement) in connection with any defective
                                Mortgage Loan in such Loan Group received during
                                the calendar month preceding the month of that
                                Distribution Date, (d) any liquidation proceeds
                                (net of unreimbursed expenses and unreimbursed
                                advances, if any) allocable to recoveries of
                                principal of any Mortgage Loans in such Loan
                                Group that are not yet liquidated Mortgage Loans
                                received during the calendar month preceding the
                                month of such Distribution Date, (e) with
                                respect to each Mortgage Loan in such Loan Group
                                that became a liquidated Mortgage Loan during
                                the calendar month preceding the month of such
                                Distribution Date, the amount of liquidation
                                proceeds (other than any foreclosure profits net
                                of unreimbursed expenses and unreimbursed
                                advances, if any) allocable to principal
                                received with respect to such Mortgage Loan
                                during the calendar month preceding the month of
                                such Distribution Date and (f) all full and
                                partial principal prepayments on any Mortgage
                                Loans in such Loan Group received during the
                                calendar month preceding the month of such
                                Distribution Date (or with respect to the
                                Mortgage Loans serviced by IndyMac Bank, F.S.B.,
                                during the period commencing on the second day
                                of the month preceding the month of such
                                Distribution Date and ending on the first day of
                                the month of such Distribution Date).

Senior Principal
Distribution Amount:            The Senior Principal Distribution Amount for a
                                Loan Group for any Distribution Date will equal
                                the sum of (i) the Senior Percentage for such
                                Loan Group of all amounts described in clauses
                                (a) through (d) of the definition of "Principal
                                Amount" for such Loan Group and such
                                Distribution Date and (ii) the Senior Prepayment
                                Percentage of the amounts described in clauses
                                (e) and (f) of the definition of "Principal
                                Amount" for such Loan Group and such
                                Distribution Date.

Subordinate Principal
Distribution Amount:            The Subordinate Principal Distribution Amount
                                for a Loan Group for any Distribution Date will
                                equal the sum of (i) the Subordinate Percentage
                                for such Loan Group of the amounts described in
                                clauses (a) through (d) of the definition of
                                "Principal Amount" for such Loan Group and such
                                Distribution Date and (ii) the Subordinate
                                Prepayment Percentage for such Loan Group of the
                                amounts described in clauses (e) and (f) of the
                                definition of "Principal Amount" for such Loan
                                Group and such Distribution Date.

                                                                              25
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Fractional Interest:            The "Fractional Interest" with respect to any
                                Distribution Date and each class of Aggregate
                                Group 2 Subordinate Certificates, Class 5-B
                                Certificates or Class 6-B Certificates will
                                equal (i) the aggregate of the class balances
                                immediately prior to such Distribution Date of
                                all classes of Aggregate Group 2 Subordinate
                                Certificates, Class 5-B Certificates or Class
                                6-B Certificates, as applicable, that have
                                higher numerical class designations than such
                                class, divided by (ii) (A) in the case of the
                                Aggregate Group 2 Subordinate Certificates, the
                                Pool Principal Balance for Aggregate Loan Group
                                2 immediately prior to such Distribution Date,
                                (B) in the case of the Class 5-B Certificates,
                                the Pool Principal Balance for Loan Group 5
                                immediately prior to such Distribution Date or
                                (C) in the case of the Class 6-B Certificates,
                                the Pool Principal Balance for Loan Group 6
                                immediately prior to such Distribution Date.

                                The approximate Fractional Interests for the
                                Subordinate Certificates on the Closing Date are
                                expected to be as follows:

                                             CLASS X-B CERTIFICATES
                                             ----------------------
                                Class X-B-1............................... 1.65%
                                Class X-B-2............................... 1.05%
                                Class X-B-3............................... 0.65%
                                Class X-B-4............................... 0.40%
                                Class X-B-5............................... 0.20%
                                Class X-B-6............................... 0.00%

                                              CLASS 5-B CERTIFICATES
                                              ----------------------
                                Class 5-B-1............................... 1.40%
                                Class 5-B-2............................... 0.85%
                                Class 5-B-3............................... 0.55%
                                Class 5-B-4............................... 0.35%
                                Class 5-B-5............................... 0.20%
                                Class 5-B-6............................... 0.00%

                                              CLASS 6-B CERTIFICATES
                                              ----------------------
                                Class 6-B-1............................... 2.70%
                                Class 6-B-2............................... 1.75%
                                Class 6-B-3............................... 1.20%
                                Class 6-B-4............................... 0.70%
                                Class 6-B-5............................... 0.30%
                                Class 6-B-6............................... 0.00%

                                                                              26
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  AGGREGATE GROUP 2 PRELIMINARY CREDIT SUPPORT
--------------------------------------------------------------------------------
The Class X-B Certificates provide credit support for the Class A Certificates in Aggregate Group 2. In addition, under certain circumstances principal otherwise payable to the Class X-B Certificates will be paid to the related
Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A Certificates in Aggregate Group 2, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates in Aggregate Group 2 over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A
Certificates in Aggregate Group 2 relative to the amortization of the Class X-B
Certificates. As a result, the credit support percentage for the Class A
Certificates in Aggregate Group 2 should be maintained and may be increased during the first eleven years.

                     SUBORDINATION OF CLASS X-B CERTIFICATES
                      -------------------------------------
                          Class A in Aggregate Group 2
                             Credit Support (4.25%)
                      -------------------------------------
                                   Class X-B-1
                             Credit Support (1.65%)
                      -------------------------------------
                                   Class X-B-2
                             Credit Support (1.05%)
                      -------------------------------------
       Priority of                 Class X-B-3                 Order of Loss
       Payment               Credit Support (0.65%)             Allocation
                      -------------------------------------
                                   Class X-B-4
                             Credit Support (0.40%)
                      -------------------------------------
                                   Class X-B-5
                             Credit Support (0.20%)
                      -------------------------------------
                                   Class X-B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions to the Class A Certificates of each Loan Group in Aggregate Group
2 and the Class X-B Certificates will be made on each Distribution Date from the
Pool Distribution Amount, for each Loan Group in Aggregate Group 2, in the following order of priority:

                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
          ----------------------------------------------------------
                         First, to the Master Servicer
          ----------------------------------------------------------
                                       |
          ----------------------------------------------------------
              Second, to the related Class A Certificates of each
                    Loan Group in Aggregate Group 2 to pay
                                   Interest;
          ----------------------------------------------------------
                                       |
          ----------------------------------------------------------
               Third, to the related Class A Certificates of each
                      Loan Group in Aggregate Group 2 to pay
                                   Principal;
          ----------------------------------------------------------
                                       |
          ----------------------------------------------------------
              Fourth, sequentially, to each class of Subordinate
          Certificates in Aggregate Group 2 to pay Interest and then
            Principal in the order of numerical class designations,
                 beginning with Class X-B-1 Certificates; and
          ----------------------------------------------------------
                                       |
          ----------------------------------------------------------
             Fifth, to the Class 2-A-R Certificate, any remaining
                                   amounts.
          ----------------------------------------------------------

                                                                              27
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       GROUP 5 PRELIMINARY CREDIT SUPPORT
--------------------------------------------------------------------------------
The Class 5-B Certificates provide credit support for the Class A Certificates in Group 5. In addition, under certain circumstances principal otherwise payable to the Class 5-B Certificates will be paid to the Class 5-A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the
Class A Certificates in Group 5, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the
Class A Certificates in Group 5 over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates in Group 5 relative to the amortization of the Class
5-B Certificates. As a result, the credit support percentage for the Class A
Certificates should be maintained and may be increased during the first eleven years.

                     SUBORDINATION OF CLASS 5-B CERTIFICATES
                      -------------------------------------
                                 Class A Group 5
                             Credit Support (3.50%)
                      -------------------------------------
                                   Class 5-B-1
                             Credit Support (1.40%)
                      -------------------------------------
                                   Class 5-B-2
                             Credit Support (0.85%)
   Priority of        -------------------------------------      Order of
    Payment                        Class 5-B-3                Loss Allocation
                             Credit Support (0.55%)
                      -------------------------------------
                                   Class 5-B-4
                             Credit Support (0.35%)
                      -------------------------------------
                                   Class 5-B-5
                             Credit Support (0.20%)
                      -------------------------------------
                                   Class 5-B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions to the Class A Certificates of Group 5 and the Class 5-B
Certificates will be made on each Distribution Date from the Pool Distribution
Amount for Loan Group 5 in the following order of priority:

                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
          -------------------------------------------------------------

                          First, to the Master Servicer
          -------------------------------------------------------------
                                        |
           -------------------------------------------------------------
            Second, to the related Class A Certificates in Group 5 to
                                  pay Interest;
          -------------------------------------------------------------
                                        |
          -------------------------------------------------------------
            Third, to the related Class A Certificates in Group 5 to
                                 pay Principal;
          -------------------------------------------------------------
                                        |
          -------------------------------------------------------------
               Fourth, sequentially, to each class of Subordinate
           Certificates in Group 5 to pay Interest and then Principal in the order of numerical class designations, beginning with
                          Class 5-B-1 Certificates; and
          -------------------------------------------------------------
                                        |
          -------------------------------------------------------------
              Fifth, to the Class 2-A-R Certificate, any remaining
                                    amounts.
          -------------------------------------------------------------

                                                                             28
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D           $1,173,135,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       GROUP 6 PRELIMINARY CREDIT SUPPORT
--------------------------------------------------------------------------------
The Class 6-B Certificates provide credit support for the Class A Certificates in Group 6. In addition, under certain circumstances principal otherwise payable to the Class 6-B Certificates will be paid to the Class 6-A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the
Class A Certificates in Group 6, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the
Class A Certificates in Group 6 over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates in Group 6 relative to the amortization of the Class
6-B Certificates. As a result, the credit support percentage for the Class A
Certificates should be maintained and may be increased during the first eleven years.

                     SUBORDINATION OF CLASS 6-B CERTIFICATES
                      -------------------------------------
                               Class A in Group 6
                             Credit Support (5.00%)
                      -------------------------------------
                                   Class 6-B-1
                             Credit Support (2.70%)
                      -------------------------------------
                                   Class 6-B-2
                             Credit Support (1.75%)
    Priority of       -------------------------------------      Order of
     Payment                       Class 6-B-3                Loss Allocation
                             Credit Support (1.20%)
                      -------------------------------------
                                   Class 6-B-4
                             Credit Support (0.70%)
                      -------------------------------------
                                   Class 6-B-5
                             Credit Support (0.30%)
                      -------------------------------------
                                   Class 6-B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions to the Class A Certificates of Group 6 and the Class 6-B
Certificates will be made on each Distribution Date from the Pool Distribution
Amount for Loan Group 6-A and Loan Group 6-B in the following order of priority:

                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
         --------------------------------------------------------------
                          First, to the Master Servicer
         --------------------------------------------------------------
                                        |
         --------------------------------------------------------------
                Second, (i) from the Pool Distribution Amount for
                Loan Group 6-A, to the Class 6A-A Certificates to
        pay Interest and (ii) from the Pool Distribution Amount for Loan
                  Group 6-B, to the Class 6B-A Certificates to
                                  pay Interest;
         --------------------------------------------------------------
                                        |
         --------------------------------------------------------------
                Third, (i) from the Pool Distribution Amount for
                Loan Group 6-A, to the Class 6A-A Certificates to
        pay Principal and (ii) from the Pool Distribution Amount for Loan
                  Group 6-B, to the Class 6B-A Certificates to
                                  pay Principal
         --------------------------------------------------------------
                                        |
         --------------------------------------------------------------
               Fourth, sequentially, to each class of Subordinate
           Certificates in Group 6 to pay Interest and then Principal in the order of numerical class designations, beginning with
                          Class 6-B-1 Certificates; and
         --------------------------------------------------------------
                                        |
         --------------------------------------------------------------
              Fifth, to the Class 2-A-R Certificate, any remaining
                                    amounts.
         --------------------------------------------------------------

                                                                              29
BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                        BANC OF AMERICA SECURITIES [LOGO]

--------------------------------------------------------------------------------

                 MBS NEW ISSUE TERM SHEET -- COLLATERAL APPENDIX

                       BANC OF AMERICA FUNDING CORPORATION
                                    DEPOSITOR

                      BANC OF AMERICA FUNDING 2006-D TRUST
                                 ISSUING ENTITY

                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-D
                          $1,173,135,000 (APPROXIMATE)

                                 APRIL 18, 2006

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 1 Mortgage Loans consist of One-Year, Six-Month, or One-Month LIBOR and One-Year CMT based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 1 month, 6 months, or 2, 3, 5, 7, or 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately
90.84% of the Group 1 Mortgage Loans require only the payment of interest until the 61st or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year, Six-Month, or One-Month LIBOR and
One-Year CMT and will adjust to that index plus a certain number of basis points
(the "Gross Margin"). The One-Year, Six-Month, and One-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year, Six-Month, and One-Month LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the
London Market ("LIBOR") as published in The Wall Street Journal. The One-Year
CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal
Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and
most recently available as of the date 45 days before the applicable Adjustment
Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 8.875% to 16.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage
Loan's respective Gross Margin.

46.72% of the Group 1 Mortgage Loans are subject to a Prepayment Penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                   COLLATERAL SUMMARY       RANGE (IF APPLICABLE)
                                                                   ------------------       ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                          $604,510,384
TOTAL NUMBER OF LOANS                                                          1,595
AVERAGE LOAN PRINCIPAL BALANCE                                              $379,003        $36,450 to $1,995,000
WA GROSS COUPON                                                               6.489%             2.875% to 8.750%
WA FICO                                                                          713                   604 to 817
WA ORIGINAL TERM                                                          360 months
WA REMAINING TERM                                                         356 months            344 to 360 months
WA OLTV                                                                       75.94%             18.63% to 95.00%
WA DTI                                                                        39.73%              6.74% to 62.40%
WA MONTHS TO NEXT RATE ADJUSTMENT DATE                                     41 months              1 to 119 months
WA GROSS MARGIN                                                               2.127%             0.750% to 5.000%
WA RATE CEILING                                                              12.081%            8.875% to 16.500%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5         CA            55.73%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE         NV             8.68%
                                                                FL             6.03%
                                                                AZ             2.70%
                                                                NY             2.64%
-----------------------------------------------------------------------------------------------------------------

                                                                               2

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                            OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
   OCCUPANCY                    LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Primary Residence                1,345      $529,638,875.16        87.61%    $  393,783.55         711           75.83%
Investor Property                  167        48,352,171.20         8.00        289,533.96         725           75.91
Second Home                         83        26,519,337.18         4.39        319,510.09         723           78.28
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,595      $604,510,383.54       100.00%    $  379,003.38         713           75.94%
==========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                        PROPERTY TYPES OF THE GROUP 1 MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
     PROPERTY TYPE              LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Single Family Residence            901      $343,585,581.40        56.84%    $  381,338.05         711           75.32%
PUD                                373       154,151,397.37        25.50        413,274.52         710           76.28
Condominium                        263        82,226,902.04        13.60        312,649.82         723           77.59
2-Family                            42        17,126,960.83         2.83        407,784.78         721           78.17
4-Family                             7         3,863,180.98         0.64        551,883.00         713           74.45
3-Family                             8         3,468,573.32         0.57        433,571.67         751           73.91
Cooperative                          1            87,787.60         0.01         87,787.60         687           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,595      $604,510,383.54       100.00%    $  379,003.38         713           75.94%
==========================================================================================================================

                                    MORTGAGE LOAN PURPOSE OF THE GROUP 1 MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
        PURPOSE                 LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Purchase                           953      $357,285,758.06        59.10%    $  374,906.36         719           78.78%
Refinance-Cashout                  427       165,540,231.93        27.38        387,682.04         701           72.04
Refinance-Rate/Term                215        81,684,393.55        13.51        379,927.41         709           71.45
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,595      $604,510,383.54       100.00%    $  379,003.38         713           75.94%
==========================================================================================================================

                                                                               3

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                    GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                             OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
    GEOGRAPHIC AREA              LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Alabama                              5      $  1,683,517.20         0.28%    $  336,703.44         758           74.49%
Arizona                             48        16,342,394.21         2.70        340,466.55         712           76.11
California                         754       336,892,754.56        55.73        446,807.37         716           74.76
Colorado                            30         8,824,614.33         1.46        294,153.81         716           77.78
Connecticut                          9         3,031,782.40         0.50        336,864.71         686           78.93
Delaware                             1         1,000,000.00         0.17      1,000,000.00         719           80.00
District of Columbia                 5         2,081,899.99         0.34        416,380.00         721           74.64
Florida                            110        36,466,254.58         6.03        331,511.41         717           77.50
Georgia                             16         4,363,630.68         0.72        272,726.92         676           76.90
Hawaii                               9         4,329,621.20         0.72        481,069.02         705           77.63
Idaho                                5           771,127.38         0.13        154,225.48         658           72.66
Illinois                            34        14,432,458.15         2.39        424,484.06         698           77.45
Indiana                              2           294,457.28         0.05        147,228.64         695           80.00
Kansas                               2           383,153.29         0.06        191,576.65         796           79.59
Kentucky                             7         1,163,688.35         0.19        166,241.19         709           85.79
Maine                                1           199,619.49         0.03        199,619.49         673           45.77
Maryland                            49        15,668,362.87         2.59        319,762.51         692           78.49
Massachusetts                       14         4,118,806.81         0.68        294,200.49         721           72.41
Michigan                            15         3,947,807.65         0.65        263,187.18         690           74.52
Minnesota                           20         6,056,633.99         1.00        302,831.70         710           75.20
Mississippi                          1           179,366.79         0.03        179,366.79         700           94.97
Missouri                             2           395,320.33         0.07        197,660.17         684           83.37
Montana                              3           782,400.00         0.13        260,800.00         732           74.57
Nevada                             184        52,484,752.32         8.68        285,243.22         704           78.02
New Hampshire                        2         1,275,589.67         0.21        637,794.84         732           73.54
New Jersey                          35        13,706,186.42         2.27        391,605.33         722           77.65
New Mexico                          11         1,908,847.33         0.32        173,531.58         694           80.69
New York                            32        15,976,797.37         2.64        499,274.92         714           77.75
North Carolina                      12         4,541,828.84         0.75        378,485.74         728           77.35
Ohio                                22         4,176,795.86         0.69        189,854.36         706           78.46
Oklahoma                             1            82,000.00         0.01         82,000.00         745           80.00
Oregon                              19         4,671,560.71         0.77        245,871.62         707           76.62
Pennsylvania                        10         1,713,016.43         0.28        171,301.64         702           78.57
Rhode Island                         4           902,337.88         0.15        225,584.47         737           80.00
South Carolina                       6         2,187,235.70         0.36        364,539.28         665           78.43
Tennessee                            6         1,362,311.89         0.23        227,051.98         705           83.02
Texas                               23         7,344,646.94         1.21        319,332.48         719           79.11
Utah                                10         2,215,099.18         0.37        221,509.92         696           79.05
Vermont                              1           768,000.00         0.13        768,000.00         769           80.00
Virginia                            34        13,720,268.95         2.27        403,537.32         704           77.11
Washington                          36         9,946,305.66         1.65        276,286.27         713           76.54
West Virginia                        1           148,000.00         0.02        148,000.00         720           69.99
Wisconsin                            4         1,969,130.86         0.33        492,282.72         763           70.79
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,595      $604,510,383.54       100.00%    $  379,003.38         713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 0.67% of the Group 1
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                               4

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                         CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
 CURRENT MORTGAGE LOAN         MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
 PRINCIPAL BALANCES ($)          LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                     1      $     36,450.00         0.01%    $   36,450.00         649           90.00%
50,000.01 - 100,000.00              42         3,611,414.01         0.60         85,986.05         705           75.42
100,000.01 - 150,000.00            115        14,863,663.64         2.46        129,249.25         709           77.30
150,000.01 - 200,000.00            171        30,478,252.40         5.04        178,235.39         707           77.94
200,000.01 - 250,000.00            193        43,301,583.88         7.16        224,360.54         710           77.28
250,000.01 - 300,000.00            169        46,323,375.38         7.66        274,102.81         711           74.79
300,000.01 - 350,000.00            140        45,452,828.16         7.52        324,663.06         711           77.43
350,000.01 - 400,000.00            149        56,359,804.22         9.32        378,253.72         717           74.92
400,000.01 - 450,000.00            124        53,151,395.71         8.79        428,640.29         713           76.99
450,000.01 - 500,000.00            130        61,912,082.20        10.24        476,246.79         711           77.34
500,000.01 - 550,000.00             96        50,371,880.98         8.33        524,707.09         717           77.40
550,000.01 - 600,000.00             80        46,272,534.55         7.65        578,406.68         713           78.32
600,000.01 - 650,000.00             74        47,142,763.00         7.80        637,064.36         711           74.68
650,000.01 - 700,000.00             16        10,880,139.88         1.80        680,008.74         703           73.22
700,000.01 - 750,000.00             17        12,333,258.91         2.04        725,485.82         705           69.58
750,000.01 - 800,000.00             12         9,353,057.97         1.55        779,421.50         720           74.59
800,000.01 - 850,000.00             10         8,276,671.74         1.37        827,667.17         708           71.49
850,000.01 - 900,000.00              9         7,892,594.93         1.31        876,954.99         730           76.68
900,000.01 - 950,000.00              5         4,669,690.42         0.77        933,938.08         712           74.33
950,000.01 - 1,000,000.00           18        17,780,567.00         2.94        987,809.28         719           74.83
1,000,000.01 - 1,500,000.00         19        24,651,029.34         4.08      1,297,422.60         715           70.37
1,500,000.01 - 2,000,000.00          5         9,395,345.22         1.55      1,879,069.04         728           71.14
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,595      $604,510,383.54       100.00%    $  379,003.38         713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 1 Mortgage Loans is expected to be approximately $379,003.

                                                                               5

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                              ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
   ORIGINAL LOAN-TO-          MORTGAGE         PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
    VALUE RATIOS (%)            LOANS           BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

15.01 - 20.00                        2      $    411,209.42         0.07%    $  205,604.71         778           18.94%
25.01 - 30.00                        3         1,026,457.73         0.17        342,152.58         681           27.80
30.01 - 35.00                        1         1,200,000.00         0.20      1,200,000.00         719           32.00
35.01 - 40.00                        6         1,815,881.32         0.30        302,646.89         749           37.07
40.01 - 45.00                       10         4,519,618.09         0.75        451,961.81         755           42.96
45.01 - 50.00                       23         8,020,945.01         1.33        348,736.74         725           48.09
50.01 - 55.00                       28         8,605,972.95         1.42        307,356.18         734           52.38
55.01 - 60.00                       32        11,164,164.57         1.85        348,880.14         724           58.05
60.01 - 65.00                       64        24,685,207.70         4.08        385,706.37         714           63.23
65.01 - 70.00                       87        44,119,724.57         7.30        507,123.27         717           68.60
70.01 - 75.00                      154        83,717,336.04        13.85        543,619.07         706           73.91
75.01 - 80.00                    1,104       393,375,742.18        65.07        356,318.61         713           79.67
80.01 - 85.00                        9         2,902,870.49         0.48        322,541.17         679           84.07
85.01 - 90.00                       46        12,753,745.27         2.11        277,255.33         693           89.48
90.01 - 95.00                       26         6,191,508.20         1.02        238,134.93         708           94.75
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,595      $604,510,383.54       100.00%    $  379,003.38         713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately
      75.94%.

                                                                               6

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE INTEREST RATES OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
   CURRENT MORTGAGE            MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
  INTEREST RATES (%)             LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

less than 3.000                      1      $    346,917.37         0.06%    $  346,917.37         680           74.95%
3.001 - 3.250                        1           594,042.41         0.10        594,042.41         678           80.00
3.251 - 3.500                        3           758,776.11         0.13        252,925.37         736           78.23
3.501 - 3.750                        2           494,602.80         0.08        247,301.40         781           80.00
3.751 - 4.000                        4         1,597,432.45         0.26        399,358.11         679           76.85
4.001 - 4.250                        2         1,030,409.25         0.17        515,204.63         732           80.00
4.251 - 4.500                        9         3,550,840.72         0.59        394,537.86         716           78.78
4.501 - 4.750                        4         1,479,247.27         0.24        369,811.82         710           79.89
4.751 - 5.000                        7         3,488,933.27         0.58        498,419.04         718           79.51
5.001 - 5.250                        5         1,669,969.75         0.28        333,993.95         696           75.37
5.251 - 5.500                       22        10,878,241.29         1.80        494,465.51         723           74.08
5.501 - 5.750                      210        87,411,795.38        14.46        416,246.64         728           68.49
5.751 - 6.000                       95        32,904,181.77         5.44        346,359.81         706           76.78
6.001 - 6.250                      145        55,054,103.93         9.11        379,683.48         711           76.56
6.251 - 6.500                      313       118,993,851.22        19.68        380,172.05         714           77.30
6.501 - 6.750                      255        91,633,022.65        15.16        359,345.19         713           77.52
6.751 - 7.000                      268       101,761,396.10        16.83        379,706.70         711           77.17
7.001 - 7.250                       92        31,895,765.62         5.28        346,693.10         700           77.74
7.251 - 7.500                       59        22,686,710.67         3.75        384,520.52         703           74.91
7.501 - 7.750                       48        18,899,674.09         3.13        393,743.21         712           79.41
7.751 - 8.000                       32        11,585,417.06         1.92        362,044.28         690           78.80
8.001 - 8.250                       13         4,670,125.04         0.77        359,240.39         676           77.25
8.251 - 8.500                        2           441,061.20         0.07        220,530.60         737           80.00
8.501 - 8.750                        3           683,866.12         0.11        227,955.37         721           74.30
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,595      $604,510,383.54       100.00%    $  379,003.38         713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 1 Mortgage Loans is expected to be approximately 6.489%
      per annum.

                                                                               7

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                      GROSS MARGINS OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
   GROSS MARGIN (%)              LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

0.501 - 0.750                        1      $    542,835.97         0.09%    $  542,835.97         732           66.87%
0.751 - 1.000                      182        75,589,611.98        12.50        415,327.54         729           67.62
1.001 - 1.250                       19         7,808,765.03         1.29        410,987.63         703           75.13
1.251 - 1.500                       19         6,045,078.70         1.00        318,162.04         713           77.52
1.501 - 1.750                       29        11,606,648.81         1.92        400,229.27         721           79.30
1.751 - 2.000                      119        41,543,568.52         6.87        349,105.62         723           78.06
2.001 - 2.250                    1,027       402,489,607.56        66.58        391,908.09         710           76.89
2.251 - 2.500                       35        11,882,034.86         1.97        339,486.71         724           78.60
2.501 - 2.750                       77        22,490,348.01         3.72        292,082.44         691           76.40
2.751 - 3.000                       12         3,648,814.29         0.60        304,067.86         688           79.98
3.001 - 3.250                        5         1,230,747.75         0.20        246,149.55         704           81.83
3.251 - 3.500                       10         3,615,391.99         0.60        361,539.20         710           80.18
3.501 - 3.750                       15         3,824,779.44         0.63        254,985.30         686           78.10
3.751 - 4.000                       15         4,887,850.58         0.81        325,856.71         695           77.87
4.001 - 4.250                        1           199,150.00         0.03        199,150.00         680           79.98
4.251 - 4.500                       11         2,799,300.54         0.46        254,481.87         735           78.93
4.501 - 4.750                        2           616,887.00         0.10        308,443.50         763           78.91
4.751 - 5.000                       16         3,688,962.51         0.61        230,560.16         698           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,595      $604,510,383.54       100.00%    $  379,003.38         713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 1
      Mortgage Loans is expected to be approximately 2.127% per annum.

                                                                               8

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                      RATE CEILINGS OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
  RATE CEILINGS (%)              LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

8.751 - 9.000                        4      $  1,622,087.60         0.27%    $  405,521.90         677           75.82%
9.001 - 9.250                        2         1,115,928.35         0.18        557,964.18         685           80.00
9.251 - 9.500                        6         2,242,189.38         0.37        373,698.23         719           79.38
9.501 - 9.750                        4         1,110,408.89         0.18        277,602.22         732           81.85
9.751 - 10.000                       7         3,457,897.38         0.57        493,985.34         713           78.65
10.001 - 10.250                      3         1,367,597.19         0.23        455,865.73         725           74.35
10.251 - 10.500                     14         6,911,914.76         1.14        493,708.20         711           77.91
10.501 - 10.750                     12         5,163,575.99         0.85        430,298.00         745           77.89
10.751 - 11.000                     28        10,127,831.24         1.68        361,708.26         707           76.56
11.001 - 11.250                     44        21,561,871.37         3.57        490,042.53         706           76.29
11.251 - 11.500                    122        54,865,469.96         9.08        449,716.97         715           76.59
11.501 - 11.750                     96        42,152,270.14         6.97        439,086.15         709           75.99
11.751 - 12.000                    510       207,921,358.67        34.40        407,688.94         717           73.77
12.001 - 12.250                    124        44,884,529.08         7.42        361,972.01         709           76.63
12.251 - 12.500                    196        70,715,812.73        11.70        360,794.96         711           76.28
12.501 - 12.750                    159        52,250,910.63         8.64        328,622.08         717           77.94
12.751 - 13.000                    134        39,581,824.67         6.55        295,386.75         709           78.39
13.001 - 13.250                     55        16,174,982.30         2.68        294,090.59         696           78.00
13.251 - 13.500                     29         6,767,378.69         1.12        233,357.89         698           80.25
13.501 - 13.750                     23         6,903,454.73         1.14        300,150.21         705           79.37
13.751 - 14.000                     13         5,088,247.24         0.84        391,403.63         686           75.80
14.001 - 14.250                      5         1,292,692.82         0.21        258,538.56         665           80.00
14.251 - 14.500                      2           441,061.20         0.07        220,530.60         737           80.00
14.501 - 14.750                      2           294,616.12         0.05        147,308.06         767           79.99
16.251 - 16.500                      1           494,472.41         0.08        494,472.41         763           75.57
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,595      $604,510,383.54       100.00%    $  379,003.38         713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1
      Mortgage Loans is expected to be approximately 12.081% per annum.

                                                                               9

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                FIRST RATE ADJUSTMENT DATE OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
       FIRST RATE              MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
    ADJUSTMENT DATE              LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

June 1, 2005                         4      $  2,214,140.49         0.37%    $  553,535.12         731           73.70%
July 1, 2005                         3           852,427.15         0.14        284,142.38         698           83.64
August 1, 2005                      13         7,853,186.52         1.30        604,091.27         714           75.22
September 1, 2005                  107        40,996,353.94         6.78        383,143.49         726           72.26
October 1, 2005                    145        58,756,258.39         9.72        405,215.58         722           71.07
November 1, 2005                    24         8,508,408.35         1.41        354,517.01         720           63.64
December 1, 2005                     8         2,468,073.34         0.41        308,509.17         692           82.62
January 1, 2006                      7         2,586,256.04         0.43        369,465.15         728           79.59
February 1, 2006                    33        10,863,051.38         1.80        329,183.38         721           79.16
March 1, 2006                       43        15,694,433.40         2.60        364,986.82         728           77.61
April 1, 2006                       29        10,057,430.32         1.66        346,807.94         719           79.51
May 1, 2006                         13         3,417,507.92         0.57        262,885.22         717           76.65
July 1, 2006                         1         1,139,887.86         0.19      1,139,887.86         762           75.00
November 1, 2007                     1            99,999.99         0.02         99,999.99         684           64.52
February 1, 2008                     7         2,005,999.05         0.33        286,571.29         728           80.00
March 1, 2008                       15         5,877,034.05         0.97        391,802.27         722           78.94
July 1, 2008                         1           321,180.30         0.05        321,180.30         687           80.00
December 1, 2008                     1           649,977.02         0.11        649,977.02         813           79.17
January 1, 2009                      3           459,000.00         0.08        153,000.00         718           79.99
February 1, 2009                    57        19,507,882.44         3.23        342,243.55         728           79.30
March 1, 2009                       90        33,576,077.55         5.55        373,067.53         729           79.30
June 1, 2010                         1           420,400.00         0.07        420,400.00         803           80.00
August 1, 2010                       4         1,193,676.19         0.20        298,419.05         735           77.35
September 1, 2010                    5         2,666,812.50         0.44        533,362.50         677           77.19
October 1, 2010                      4         1,610,946.99         0.27        402,736.75         663           76.71
November 1, 2010                    19         6,729,565.12         1.11        354,187.64         703           71.54
December 1, 2010                   100        30,708,479.75         5.08        307,084.80         698           76.42
January 1, 2011                    251        75,676,198.20        12.52        301,498.80         703           76.46
February 1, 2011                   305       102,311,334.41        16.92        335,447.00         706           76.86
March 1, 2011                      239       128,930,328.79        21.33        539,457.44         709           76.41
April 1, 2011                        6         3,968,336.00         0.66        661,389.33         689           75.08
January 1, 2013                      2           984,399.99         0.16        492,200.00         755           75.50
February 1, 2013                    17         5,317,873.41         0.88        312,816.08         698           78.24
March 1, 2013                       23         8,953,482.07         1.48        389,281.83         727           77.90
September 1, 2015                    1         1,187,787.27         0.20      1,187,787.27         808           78.69
November 1, 2015                     2         1,018,205.00         0.17        509,102.50         713           80.00
January 1, 2016                      1           500,000.00         0.08        500,000.00         777           44.40
February 1, 2016                     3         1,020,643.53         0.17        340,214.51         657           80.00
March 1, 2016                        7         3,407,348.82         0.56        486,764.12         712           77.11
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,595      $604,510,383.54       100.00%    $  379,003.38         713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the Next
      Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 41 months.

                                                                              10

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                    REMAINING TERMS OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
  REMAINING TERM               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
     (MONTHS)                    LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

341 - 360                        1,595      $604,510,383.54       100.00%    $  379,003.38         713           75.94%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,595      $604,510,383.54       100.00%    $  379,003.38         713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 1 Mortgage Loans is expected to be approximately 356 months.

                              CREDIT SCORING OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
  CREDIT SCORES                  LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

801 - 850                           26      $ 11,004,534.72         1.82%    $  423,251.34         807           76.15%
751 - 800                          306       119,459,446.90        19.76        390,390.35         772           73.75
701 - 750                          590       220,077,292.44        36.41        373,012.36         725           76.52
651 - 700                          520       201,072,137.38        33.26        386,677.19         679           76.29
601 - 650                          152        52,097,772.10         8.62        342,748.50         638           77.07
Not Scored                           1           799,200.00         0.13        799,200.00           0           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,595      $604,510,383.54       100.00%    $  379,003.38         713           75.94%
==========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              11

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                       ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
     ORIGINAL                  NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
  DEBT-TO-INCOME               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
    RATIOS (%)                   LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                         3      $    820,465.07         0.14%    $  273,488.36         722           79.80%
10.01 - 15.00                       11         5,746,174.36         0.95        522,379.49         737           69.92
15.01 - 20.00                       22         8,393,237.85         1.39        381,510.81         720           73.34
20.01 - 25.00                       43        16,148,023.49         2.67        375,535.43         713           73.00
25.01 - 30.00                       87        30,971,932.44         5.12        355,999.22         716           75.56
30.01 - 35.00                      168        65,627,769.99        10.86        390,641.49         717           75.19
35.01 - 40.00                      368       139,082,662.78        23.01        377,942.02         715           76.62
40.01 - 45.00                      419       156,457,828.25        25.88        373,407.70         712           77.39
45.01 - 50.00                      200        76,198,024.82        12.60        380,990.12         702           76.15
50.01 - 55.00                      117        52,070,737.37         8.61        445,049.04         715           73.61
55.01 - 60.00                        4         1,518,000.00         0.25        379,500.00         666           75.40
60.01 - 65.00                        1         1,139,887.86         0.19      1,139,887.86         762           75.00
Not Scored                         152        50,335,639.26         8.33        331,155.52         710           74.90
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,595      $604,510,383.54       100.00%    $  379,003.38         713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 1 Mortgage Loans is expected to be approximately 39.73%.

                                MONTHS SINCE ORIGINATION OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
  MONTHS SINCE                 MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
   ORIGINATION                   LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

1 - 6                            1,163      $436,429,189.22        72.20%    $  375,261.56         709           76.88%
7 - 12                             422       163,796,188.85        27.10        388,142.63         722           73.35
13 - 18                             10         4,285,005.47         0.71        428,500.55         695           79.15
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,595      $604,510,383.54       100.00%    $  379,003.38         713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 1 Mortgage Loans is expected to be approximately 5 months.

                                                                              12

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 2 Mortgage Loans consist of 3/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 92.91% of the Group
2 Mortgage Loans require only the payment of interest until the 37th payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 11.500% to 13.125%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

------------------------------------------------------------------------------------------------------------------
                                                                   COLLATERAL SUMMARY        RANGE (IF APPLICABLE)
                                                                   ------------------        ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                         $22,901,727
TOTAL NUMBER OF LOANS                                                           39
AVERAGE LOAN PRINCIPAL BALANCE                                            $587,224          $149,940 to $1,200,000
WA GROSS COUPON                                                             6.225%                5.500% to 7.125%
WA FICO                                                                        747                      630 to 818
WA ORIGINAL TERM                                                        360 months
WA REMAINING TERM                                                       359 months               356 to 360 months
WA OLTV                                                                     73.06%                37.88% to 90.00%
WA DTI                                                                      34.91%                11.50% to 59.80%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                  35 months                 32 to 36 months
WA GROSS MARGIN                                                             2.250%
WA RATE CEILING                                                            12.225%              11.500% to 13.125%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES            CA              40.53%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL      SC              14.53%
BALANCE                                                     FL              11.67%
                                                            NV               7.17%
                                                            AZ               6.89%
------------------------------------------------------------------------------------------------------------------

                                                                              13

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,171,971,000 (approximate)
--------------------------------------------------------------------------------

                           OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
  OCCUPANCY                      LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Primary Residence                   33      $ 18,990,286.99        82.92%    $  575,463.24         743           75.64%
Second Home                          6         3,911,440.24        17.08        651,906.71         767           60.56
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $ 22,901,727.23       100.00%    $  587,223.78         747           73.06%
==========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                       PROPERTY TYPES OF THE GROUP 2 MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
   PROPERTY TYPE                 LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

PUD                                 18      $ 10,844,514.00        47.35%    $  602,473.00         743           70.38%
Single Family Residence             17         9,295,037.23        40.59        546,766.90         746           75.47
Condominium                          3         2,162,176.00         9.44        720,725.33         765           78.44
2-Family                             1           600,000.00         2.62        600,000.00         774           64.86
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $ 22,901,727.23       100.00%    $  587,223.78         747           73.06%
==========================================================================================================================

                                   MORTGAGE LOAN PURPOSE OF THE GROUP 2 MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
      PURPOSE                    LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Purchase                            22      $ 11,987,317.61        52.34%    $  544,878.07         757           75.54%
Refinance-Rate/Term                  9         6,295,494.41        27.49        699,499.38         742           71.84
Refinance-Cashout                    8         4,618,915.21        20.17        577,364.40         728           68.31
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $ 22,901,727.23       100.00%    $  587,223.78         747           73.06%
==========================================================================================================================

                                                                              14

BANC OF AMERICA SECURITIES LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is provided for your information by Banc of
America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                   GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                            OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
  GEOGRAPHIC AREA                LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Arizona                              3      $  1,577,000.00         6.89%    $  525,666.67         795           76.70%
California                          16         9,282,180.21        40.53        580,136.26         737           71.28
Florida                              4         2,672,788.00        11.67        668,197.00         749           78.01
Georgia                              1           186,254.37         0.81        186,254.37         818           80.00
Illinois                             1           928,000.00         4.05        928,000.00         774           80.00
Maryland                             1           480,000.00         2.10        480,000.00         764           80.00
Minnesota                            1           659,294.41         2.88        659,294.41         761           80.00
Missouri                             1           167,400.00         0.73        167,400.00         673           90.00
Nevada                               2         1,641,920.00         7.17        820,960.00         748           58.07
North Carolina                       2           574,940.24         2.51        287,470.12         765           50.93
South Carolina                       5         3,326,500.00        14.53        665,300.00         754           75.23
Texas                                1           969,450.00         4.23        969,450.00         710           79.46
Washington                           1           436,000.00         1.90        436,000.00         688           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $ 22,901,727.23       100.00%    $  587,223.78         747           73.06%
==========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 6.29% of the Group 2
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              15

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                        CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
  CURRENT MORTGAGE LOAN        MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
  PRINCIPAL BALANCES ($)         LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

100,000.01 - 150,000.00              1      $    149,940.24         0.65%    $  149,940.24         738           53.57%
150,000.01 - 200,000.00              2           353,654.37         1.54        176,827.19         749           84.73
250,000.01 - 300,000.00              2           553,125.00         2.42        276,562.50         777           75.10
400,000.01 - 450,000.00              6         2,605,365.38        11.38        434,227.56         753           74.24
450,000.01 - 500,000.00              3         1,480,000.00         6.46        493,333.33         774           66.52
500,000.01 - 550,000.00              6         3,101,145.83        13.54        516,857.64         708           73.27
550,000.01 - 600,000.00              2         1,180,000.00         5.15        590,000.00         784           72.30
600,000.01 - 650,000.00              5         3,151,344.00        13.76        630,268.80         743           77.48
650,000.01 - 700,000.00              3         2,017,544.41         8.81        672,514.80         746           64.09
700,000.01 - 750,000.00              1           749,000.00         3.27        749,000.00         799           74.97
800,000.01 - 850,000.00              2         1,623,158.00         7.09        811,579.00         720           77.47
850,000.01 - 900,000.00              1           880,000.00         3.84        880,000.00         735           80.00
900,000.01 - 950,000.00              1           928,000.00         4.05        928,000.00         774           80.00
950,000.01 - 1,000,000.00            3         2,929,450.00        12.79        976,483.33         754           78.27
1,000,000.01 - 1,500,000.00          1         1,200,000.00         5.24      1,200,000.00         741           50.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $ 22,901,727.23       100.00%    $  587,223.78         747           73.06%
==========================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 2 Mortgage Loans is expected to be approximately $587,224.

                                                                              16

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                              ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
        ORIGINAL               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
LOAN-TO-VALUE RATIOS (%)         LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

35.01 - 40.00                        1      $    681,750.00         2.98%    $  681,750.00         733           37.88%
40.01 - 45.00                        1           500,000.00         2.18        500,000.00         806           40.10
45.01 - 50.00                        2         1,625,000.00         7.10        812,500.00         750           50.00
50.01 - 55.00                        2           669,940.24         2.93        334,970.12         654           54.48
60.01 - 65.00                        1           600,000.00         2.62        600,000.00         774           64.86
65.01 - 70.00                        2         1,137,000.00         4.96        568,500.00         732           68.52
70.01 - 75.00                        5         2,989,944.00        13.06        597,988.80         741           74.96
75.01 - 80.00                       24        14,530,692.99        63.45        605,445.54         752           79.39
85.01 - 90.00                        1           167,400.00         0.73        167,400.00         673           90.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $ 22,901,727.23       100.00%    $  587,223.78         747           73.06%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately
      73.06%.

                                                                              17

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE INTEREST RATES OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
  CURRENT MORTGAGE             MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
 INTEREST RATES (%)              LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

5.251 - 5.500                        1      $    480,000.00         2.10%    $  480,000.00         764           80.00%
5.501 - 5.750                        5         2,544,553.65        11.11        508,910.73         739           71.84
5.751 - 6.000                       16         8,750,922.58        38.21        546,932.66         753           74.92
6.001 - 6.250                        5         2,714,801.00        11.85        542,960.20         749           70.52
6.251 - 6.500                        4         2,298,000.00        10.03        574,500.00         713           70.82
6.501 - 6.750                        3         2,646,450.00        11.56        882,150.00         758           78.38
6.751 - 7.000                        4         2,587,000.00        11.30        646,750.00         754           63.55
7.001 - 7.250                        1           880,000.00         3.84        880,000.00         735           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $ 22,901,727.23       100.00%    $  587,223.78         747           73.06%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 2 Mortgage Loans is expected to be approximately 6.225%
      per annum.

                                     GROSS MARGINS OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
  GROSS MARGIN (%)               LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                       39      $ 22,901,727.23       100.00%    $  587,223.78         747           73.06%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $ 22,901,727.23       100.00%    $  587,223.78         747           73.06%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 2
      Mortgage Loans is expected to be approximately 2.250% per annum.

                                                                              18

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                     RATE CEILINGS OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
  RATE CEILINGS (%)              LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

11.251 - 11.500                      1      $    480,000.00         2.10%    $  480,000.00         764           80.00%
11.501 - 11.750                      5         2,544,553.65        11.11        508,910.73         739           71.84
11.751 - 12.000                     16         8,750,922.58        38.21        546,932.66         753           74.92
12.001 - 12.250                      5         2,714,801.00        11.85        542,960.20         749           70.52
12.251 - 12.500                      4         2,298,000.00        10.03        574,500.00         713           70.82
12.501 - 12.750                      3         2,646,450.00        11.56        882,150.00         758           78.38
12.751 - 13.000                      4         2,587,000.00        11.30        646,750.00         754           63.55
13.001 - 13.250                      1           880,000.00         3.84        880,000.00         735           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $ 22,901,727.23       100.00%    $  587,223.78         747           73.06%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2
      Mortgage Loans is expected to be approximately 12.225% per annum.

                                                                              19

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                FIRST RATE ADJUSTMENT DATE OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
    FIRST RATE                 MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
 ADJUSTMENT DATE                 LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

December 1, 2008                     2      $    403,065.24         1.76%    $  201,532.62         747           67.03%
February 1, 2009                     1           186,254.37         0.81        186,254.37         818           80.00
March 1, 2009                       18        10,030,285.62        43.80        557,238.09         736           73.68
April 1, 2009                       18        12,282,122.00        53.63        682,340.11         755           72.65
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $ 22,901,727.23       100.00%    $  587,223.78         747           73.06%
==========================================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 35 months.

                                     REMAINING TERMS OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
  REMAINING TERM               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
     (MONTHS)                    LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

341 - 360                           39      $ 22,901,727.23       100.00%    $  587,223.78         747           73.06%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $ 22,901,727.23       100.00%    $  587,223.78         747           73.06%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

                                                                              20

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                              CREDIT SCORING OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
  CREDIT SCORES                  LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

801 - 850                            2      $    686,254.37         3.00%    $  343,127.19         809           50.93%
751 - 800                           17         9,914,784.79        43.29        583,222.63         777           76.46
701 - 750                           14         9,227,499.24        40.29        659,107.09         735           70.43
651 - 700                            5         2,553,188.83        11.15        510,637.77         684           79.07
601 - 650                            1           520,000.00         2.27        520,000.00         630           54.74
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $ 22,901,727.23       100.00%    $  587,223.78         747           73.06%
==========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                       ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
     ORIGINAL                  NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
  DEBT-TO-INCOME               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
    RATIOS (%)                   LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                        2      $    953,000.00         4.16%    $  476,500.00         781           66.62%
15.01 - 20.00                        3         1,416,254.37         6.18        472,084.79         769           67.97
20.01 - 25.00                        2         1,414,895.38         6.18        707,447.69         736           78.86
25.01 - 30.00                        7         3,404,384.65        14.87        486,340.66         765           69.45
30.01 - 35.00                        4         2,155,884.00         9.41        538,971.00         763           79.39
35.01 - 40.00                       10         7,085,989.83        30.94        708,598.98         745           78.16
40.01 - 45.00                        4         2,824,000.00        12.33        706,000.00         725           62.60
45.01 - 50.00                        5         2,710,319.00        11.83        542,063.80         736           70.61
50.01 - 55.00                        1           501,000.00         2.19        501,000.00         723           74.78
55.01 - 60.00                        1           436,000.00         1.90        436,000.00         688           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $ 22,901,727.23       100.00%    $  587,223.78         747           73.06%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 2 Mortgage Loans is expected to be approximately 34.91%.

                                                                              21

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                               MONTHS SINCE ORIGINATION OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
  MONTHS SINCE                 MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
   ORIGINATION                   LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

1 - 6                               39      $ 22,901,727.23       100.00%    $  587,223.78         747           73.06%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              39      $ 22,901,727.23       100.00%    $  587,223.78         747           73.06%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 2 Mortgage Loans is expected to be approximately 2 months.

                                                                              22

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 3 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 3 Mortgage Loans consist of 5/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 69.71% of the Group
3 Mortgage Loans require only the payment of interest until the 61st payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.500% to 12.250%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

------------------------------------------------------------------------------------------------------------------------
                                                                   COLLATERAL SUMMARY             RANGE (IF APPLICABLE)
                                                                   ------------------             ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                           $210,682,944
TOTAL NUMBER OF LOANS                                                             365
AVERAGE LOAN PRINCIPAL BALANCE                                               $577,214             $115,254 to $1,462,500
WA GROSS COUPON                                                                5.854%                   4.500% to 7.250%
WA FICO                                                                           746                         629 to 819
WA ORIGINAL TERM                                                           360 months
WA REMAINING TERM                                                          360 months                  353 to 360 months
WA OLTV                                                                        73.17%                    7.83% to 89.99%
WA DTI                                                                         36.22%                    7.62% to 67.30%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                     59 months                    48 to 60 months
WA GROSS MARGIN                                                                2.250%
WA RATE CEILING                                                               10.854%                  9.500% to 12.250%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5       CA               52.05%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE       FL               13.37%
                                                              VA                6.83%
                                                              MD                4.88%
                                                              WA                3.19%
------------------------------------------------------------------------------------------------------------------------

                                                                              23

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                            OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
   OCCUPANCY                     LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Primary Residence                  330      $190,069,184.90        90.22%    $  575,967.23         745           73.13%
Second Home                         32        19,497,505.06         9.25        609,297.03         752           74.35
Investor Property                    3         1,116,253.89         0.53        372,084.63         738           58.13
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $210,682,943.85       100.00%    $  577,213.54         746           73.17%
==========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                        PROPERTY TYPES OF THE GROUP 3 MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
   PROPERTY TYPE                 LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Single Family Residence            209      $120,005,916.37        56.96%    $  574,190.99         742           71.43%
PUD                                103        60,855,508.69        28.88        590,830.18         746           75.16
Condominium                         52        29,423,085.87        13.97        565,828.57         760           76.03
2-Family                             1           398,432.92         0.19        398,432.92         717           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $210,682,943.85       100.00%    $  577,213.54         746           73.17%
==========================================================================================================================

                                   MORTGAGE LOAN PURPOSE OF THE GROUP 3 MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
      PURPOSE                    LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Purchase                           255      $148,485,134.17        70.48%    $  582,294.64         751           76.02%
Refinance-Rate/Term                 59        34,118,499.19        16.19        578,279.65         731           65.44
Refinance-Cashout                   51        28,079,310.49        13.33        550,574.72         737           67.48
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $210,682,943.85       100.00%    $  577,213.54         746           73.17%
==========================================================================================================================

                                                                              24

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                   GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                            OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
  GEOGRAPHIC AREA                LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Arizona                              8      $  4,047,293.17         1.92%    $  505,911.65         747           72.33%
California                         186       109,654,622.38        52.05        589,540.98         745           72.76
Colorado                             3         1,730,500.00         0.82        576,833.33         727           72.69
Connecticut                          1           688,000.00         0.33        688,000.00         741           80.00
District of Columbia                 4         2,451,200.00         1.16        612,800.00         770           73.02
Florida                             45        28,176,423.21        13.37        626,142.74         750           71.95
Georgia                              8         3,733,833.74         1.77        466,729.22         752           79.43
Illinois                             8         5,104,318.34         2.42        638,039.79         769           71.39
Louisiana                            1           431,007.72         0.20        431,007.72         708           80.00
Maryland                            20        10,273,760.69         4.88        513,688.03         723           74.79
Massachusetts                        3         1,423,932.92         0.68        474,644.31         733           80.00
Missouri                             1           419,600.00         0.20        419,600.00         698           80.00
Nevada                               6         3,846,500.00         1.83        641,083.33         717           71.67
New Jersey                           3         1,567,942.00         0.74        522,647.33         706           56.43
New York                             3         1,700,000.00         0.81        566,666.67         747           61.88
North Carolina                      11         6,344,461.68         3.01        576,769.24         771           79.92
Oklahoma                             1           500,000.00         0.24        500,000.00         795           62.50
Oregon                               1           500,000.00         0.24        500,000.00         702           72.46
Pennsylvania                         2         1,115,663.11         0.53        557,831.56         743           73.76
Rhode Island                         1           530,000.00         0.25        530,000.00         773           51.04
South Carolina                       2           940,000.00         0.45        470,000.00         703           80.00
Tennessee                            1           479,423.25         0.23        479,423.25         687           53.81
Texas                                5         2,823,540.39         1.34        564,708.08         759           75.04
Utah                                 1           626,400.00         0.30        626,400.00         739           80.00
Vermont                              1           475,000.00         0.23        475,000.00         755           76.00
Virginia                            27        14,382,542.80         6.83        532,686.77         755           76.96
Washington                          12         6,716,978.45         3.19        559,748.20         737           72.37
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $210,682,943.85       100.00%    $  577,213.54         746           73.17%
==========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 1.17% of the Group 3
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              25

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES    Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]              $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                        CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
   CURRENT MORTGAGE LOAN       MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
  PRINCIPAL BALANCES ($)         LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

100,000.01 - 150,000.00              3      $    394,245.48         0.19%    $  131,415.16         742           80.00%
150,000.01 - 200,000.00              3           516,235.44         0.25        172,078.48         728           54.29
250,000.01 - 300,000.00              1           260,000.00         0.12        260,000.00         736           80.00
300,000.01 - 350,000.00              2           628,400.00         0.30        314,200.00         739           74.88
350,000.01 - 400,000.00              3         1,154,832.88         0.55        384,944.29         722           79.86
400,000.01 - 450,000.00             45        19,503,914.76         9.26        433,420.33         736           74.13
450,000.01 - 500,000.00             82        39,389,644.21        18.70        480,361.51         741           71.21
500,000.01 - 550,000.00             51        26,798,235.89        12.72        525,455.61         742           73.97
550,000.01 - 600,000.00             56        32,379,110.02        15.37        578,198.39         745           76.34
600,000.01 - 650,000.00             40        25,342,285.88        12.03        633,557.15         743           75.10
650,000.01 - 700,000.00             26        17,667,323.27         8.39        679,512.43         750           75.40
700,000.01 - 750,000.00             10         7,274,226.99         3.45        727,422.70         738           75.24
750,000.01 - 800,000.00             11         8,547,581.94         4.06        777,052.90         753           75.72
800,000.01 - 850,000.00             10         8,299,152.82         3.94        829,915.28         764           62.34
850,000.01 - 900,000.00              4         3,520,800.00         1.67        880,200.00         744           74.47
900,000.01 - 950,000.00              3         2,764,454.27         1.31        921,484.76         710           69.86
950,000.01 - 1,000,000.00           10         9,837,500.00         4.67        983,750.00         776           64.49
1,000,000.01 - 1,500,000.00          5         6,405,000.00         3.04      1,281,000.00         765           70.85
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $210,682,943.85       100.00%    $  577,213.54         746            73.17%
==========================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Group 3 Mortgage Loans is expected to be approximately $577,214.

                                                                              26

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES    Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]              $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                              ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF                         WEIGHTED
       ORIGINAL                MORTGAGE        PRINCIPAL        PRINCIPAL     PRINCIPAL     WEIGHTED AVERAGE    AVERAGE
 LOAN-TO-VALUE RATIOS (%)       LOANS           BALANCE          BALANCE      BALANCE        CREDIT SCORE     ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                         2      $  1,303,000.00         0.62%    $  651,500.00         803            8.15%
20.01 - 25.00                        1         1,000,000.00         0.47      1,000,000.00         784           21.14
25.01 - 30.00                        1           645,000.00         0.31        645,000.00         749           28.04
30.01 - 35.00                        3         1,510,000.00         0.72        503,333.33         776           31.86
35.01 - 40.00                        3         1,645,251.16         0.78        548,417.05         730           37.71
40.01 - 45.00                        5         2,562,000.00         1.22        512,400.00         717           42.36
45.01 - 50.00                        9         4,712,122.72         2.24        523,569.19         754           47.72
50.01 - 55.00                        3         1,529,423.25         0.73        509,807.75         728           52.23
55.01 - 60.00                       17         9,055,699.40         4.30        532,688.20         747           57.71
60.01 - 65.00                       18        11,582,438.86         5.50        643,468.83         762           62.41
65.01 - 70.00                       29        19,700,465.37         9.35        679,326.39         757           68.16
70.01 - 75.00                       39        25,782,488.97        12.24        661,089.46         744           74.26
75.01 - 80.00                      233       128,492,693.12        60.99        551,470.79         742           79.66
85.01 - 90.00                        2         1,162,361.00         0.55        581,180.50         716           89.42
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $210,682,943.85       100.00%    $  577,213.54         746           73.17%
==========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately
     73.17%.

                                                                              27

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES    Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]              $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE INTEREST RATES OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
   CURRENT MORTGAGE            MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
  INTEREST RATES (%)            LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

4.251 - 4.500                        2      $  1,162,379.33         0.55%    $  581,189.67         704           80.00%
4.501 - 4.750                        4         2,849,851.86         1.35        712,462.97         693           73.14
4.751 - 5.000                       21        11,782,866.56         5.59        561,088.88         744           72.78
5.001 - 5.250                       20        10,746,251.30         5.10        537,312.57         758           76.50
5.251 - 5.500                       28        16,351,941.63         7.76        583,997.92         760           76.15
5.501 - 5.750                       72        43,316,084.07        20.56        601,612.28         751           71.00
5.751 - 6.000                      102        60,200,525.58        28.57        590,201.23         743           72.73
6.001 - 6.250                       61        35,704,582.52        16.95        585,321.02         745           74.26
6.251 - 6.500                       37        19,622,920.39         9.31        530,349.20         734           72.44
6.501 - 6.750                       11         5,629,575.93         2.67        511,779.63         751           75.52
6.751 - 7.000                        5         2,504,564.68         1.19        500,912.94         732           73.41
7.001 - 7.250                        2           811,400.00         0.39        405,700.00         728           65.13
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $210,682,943.85       100.00%    $  577,213.54         746           73.17%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 3 Mortgage Loans is expected to be approximately 5.854%
      per annum.

                                                                              28

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES    Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]              $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                          GROSS MARGINS OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
   GROSS MARGIN (%)              LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                      365      $210,682,943.85       100.00%    $  577,213.54         746           73.17%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $210,682,943.85       100.00%    $  577,213.54         746           73.17%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 3
      Mortgage Loans is expected to be approximately 2.250% per annum.

                                          RATE CEILINGS OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
  RATE CEILINGS (%)              LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

9.251 - 9.500                        2      $  1,162,379.33         0.55%    $  581,189.67         704           80.00%
9.501 - 9.750                        4         2,849,851.86         1.35        712,462.97         693           73.14
9.751 - 10.000                      21        11,782,866.56         5.59        561,088.88         744           72.78
10.001 - 10.250                     20        10,746,251.30         5.10        537,312.57         758           76.50
10.251 - 10.500                     28        16,351,941.63         7.76        583,997.92         760           76.15
10.501 - 10.750                     72        43,316,084.07        20.56        601,612.28         751           71.00
10.751 - 11.000                    102        60,200,525.58        28.57        590,201.23         743           72.73
11.001 - 11.250                     61        35,704,582.52        16.95        585,321.02         745           74.26
11.251 - 11.500                     37        19,622,920.39         9.31        530,349.20         734           72.44
11.501 - 11.750                     11         5,629,575.93         2.67        511,779.63         751           75.52
11.751 - 12.000                      5         2,504,564.68         1.19        500,912.94         732           73.41
12.001 - 12.250                      2           811,400.00         0.39        405,700.00         728           65.13
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $210,682,943.85      100.00%     $  577,213.54         746           73.17%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3
      Mortgage Loans is expected to be approximately 10.854% per annum.

                                                                              29

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES    Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]              $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                    FIRST RATE ADJUSTMENT DATE OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED       WEIGHTED
     FIRST RATE                MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
  ADJUSTMENT DATE                LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

April 1, 2010                        1      $    455,658.35         0.22%    $  455,658.35         656           79.42%
September 1, 2010                    1           115,253.89         0.05        115,253.89         757           80.00
October 1, 2010                      1           394,400.00         0.19        394,400.00         733           80.00
November 1, 2010                     6         2,759,867.44         1.31        459,977.91         742           75.72
December 1, 2010                     6         1,698,488.29         0.81        283,081.38         710           73.00
January 1, 2011                      8         4,415,950.62         2.10        551,993.83         740           73.64
February 1, 2011                     3         1,602,000.00         0.76        534,000.00         727           64.37
March 1, 2011                      107        61,831,747.86        29.35        577,866.80         746           73.07
April 1, 2011                      232       137,409,577.40        65.22        592,282.66         747           73.21
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $210,682,943.85       100.00%    $  577,213.54         746           73.17%
=============================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 59 months.

                                         REMAINING TERMS OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED       WEIGHTED
   REMAINING TERM              MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
      (MONTHS)                   LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

341 - 360                          365      $210,682,943.85       100.00%    $  577,213.54         746           73.17%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $210,682,943.85       100.00%    $  577,213.54         746           73.17%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 3 Mortgage Loans is expected to be approximately 360 months.

                                                                              30

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES    Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]              $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                   CREDIT SCORING OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
   CREDIT SCORES                 LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

801 - 850                           17      $ 11,543,800.59         5.48%    $  679,047.09         807           67.79%
751 - 800                          158        94,846,257.86        45.02        600,292.77         775           72.01
701 - 750                          139        76,388,608.33        36.26        549,558.33         726           75.62
651 - 700                           40        21,583,899.65        10.24        539,597.49         684           72.45
601 - 650                           10         5,860,377.42         2.78        586,037.74         633           74.16
Not Scored                           1           460,000.00         0.22        460,000.00           0           59.74
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $210,682,943.85       100.00%    $  577,213.54         746           73.17%
==========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                           ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
      ORIGINAL                 NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED       WEIGHTED
   DEBT-TO-INCOME              MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
     RATIOS (%)                  LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                         2      $  1,000,000.00         0.47%    $  500,000.00         802           60.12%
10.01 - 15.00                        8         4,527,175.00         2.15        565,896.88         756           68.16
15.01 - 20.00                       15         9,461,415.35         4.49        630,761.02         754           65.55
20.01 - 25.00                       27        15,595,505.69         7.40        577,611.32         747           70.30
25.01 - 30.00                       49        28,270,446.56        13.42        576,947.89         745           75.47
30.01 - 35.00                       53        31,282,394.98        14.85        590,233.87         744           76.63
35.01 - 40.00                       71        39,857,587.30        18.92        561,374.47         742           72.27
40.01 - 45.00                       70        41,435,029.24        19.67        591,928.99         749           74.22
45.01 - 50.00                       49        27,585,033.00        13.09        562,959.86         736           74.74
50.01 - 55.00                        9         5,225,372.28         2.48        580,596.92         764           65.64
55.01 - 60.00                        9         5,108,580.45         2.42        567,620.05         748           66.22
60.01 - 65.00                        2           917,404.00         0.44        458,702.00         771           73.38
65.01 - 70.00                        1           417,000.00         0.20        417,000.00         706           79.23
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $210,682,943.85       100.00%    $  577,213.54         746           73.17%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 3 Mortgage Loans is expected to be approximately 36.22%.

                                                                              31

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES    Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]              $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                     MONTHS SINCE ORIGINATION OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED       WEIGHTED
    MONTHS SINCE               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
    ORIGINATION                  LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

1 - 6                              362      $209,717,631.61        99.54%    $  579,330.47         746           73.14%
7 - 12                               2           509,653.89         0.24        254,826.95         738           80.00
13 - 18                              1           455,658.35         0.22        455,658.35         656           79.42
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             365      $210,682,943.85       100.00%    $  577,213.54         746           73.17%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 3 Mortgage Loans is expected to be approximately 2 months.

                                                                              32

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES    Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]              $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 4 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 4 Mortgage Loans consist of 7/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 69.34% of the Group
4 Mortgage Loans require only the payment of interest until the 85th payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.255% to 12.755%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                   COLLATERAL SUMMARY             RANGE (IF APPLICABLE)
                                                                   ------------------             ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                           $34,016,856
TOTAL NUMBER OF LOANS                                                             55
AVERAGE LOAN PRINCIPAL BALANCE                                              $618,488              $427,000 to $1,036,000
WA GROSS COUPON                                                                6.045%                    4.625% to 6.750%
WA FICO                                                                          744                          635 to 813
WA ORIGINAL TERM                                                          360 months
WA REMAINING TERM                                                         360 months                   357 to 360 months
WA OLTV                                                                        70.50%                    23.03% to 87.76%
WA DTI                                                                         39.06%                    11.50% to 60.50%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                    84 months                     81 to 84 months
WA GROSS MARGIN                                                                2.250%
WA RATE CEILING                                                               11.062%                   9.255% to 12.755%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5         CA             50.62%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE         FL             13.79%
                                                                SC              8.58%
                                                                IL              5.21%
                                                                VA              4.71%
---------------------------------------------------------------------------------------------------------------------------

                                                                              33

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES    Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]              $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
    OCCUPANCY                    LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Primary Residence                   44      $ 26,981,658.50        79.32%    $  613,219.51         746           69.22%
Second Home                         10         6,547,197.41        19.25        654,719.74         732           75.06
Investor Property                    1           488,000.00         1.43        488,000.00         738           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $ 34,016,855.91       100.00%    $  618,488.29         744           70.50%
==========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                            PROPERTY TYPES OF THE GROUP 4 MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
     PROPERTY TYPE               LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Single Family Residence             38      $ 22,058,369.99        64.85%    $  580,483.42         748           70.38%
PUD                                 11         7,611,234.73        22.37        691,930.43         735           69.79
Condominium                          5         3,739,251.19        10.99        747,850.24         746           71.09
Townhouse                            1           608,000.00         1.79        608,000.00         663           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $ 34,016,855.91       100.00%    $  618,488.29         744           70.50%
==========================================================================================================================

                                        MORTGAGE LOAN PURPOSE OF THE GROUP 4 MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
        PURPOSE                  LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Purchase                            37      $ 23,644,048.45        69.51%    $  639,028.34         749           71.60%
Refinance-Cashout                   13         7,407,807.46        21.78        569,831.34         734           67.86
Refinance-Rate/Term                  5         2,965,000.00         8.72        593,000.00         726           68.29
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $ 34,016,855.91       100.00%    $  618,488.29         744           70.50%
==========================================================================================================================

                                                                              34

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES    Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]              $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                        OF THE GROUP 4 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
    GEOGRAPHIC AREA              LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

California                          28      $ 17,220,412.10        50.62%    $  615,014.72         748           72.98%
District of Columbia                 1           588,000.00         1.73        588,000.00         787           80.00
Florida                              8         4,692,413.41        13.79        586,551.68         741           66.05
Hawaii                               1           800,000.00         2.35        800,000.00         765           66.67
Illinois                             3         1,772,200.00         5.21        590,733.33         741           79.86
New York                             1           475,000.00         1.40        475,000.00         755           77.24
North Carolina                       2         1,142,891.00         3.36        571,445.50         721           80.00
Oregon                               1           663,750.00         1.95        663,750.00         707           75.00
Pennsylvania                         1           698,194.40         2.05        698,194.40         781           66.40
South Carolina                       4         2,917,000.00         8.58        729,250.00         718           68.54
Virginia                             3         1,601,995.00         4.71        533,998.33         711           59.28
Washington                           2         1,445,000.00         4.25        722,500.00         776           48.74
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $ 34,016,855.91       100.00%    $  618,488.29         744           70.50%
==========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 4.07% of the Group 4
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              35

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES    Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]              $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                     CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED       WEIGHTED
   CURRENT MORTGAGE LOAN       MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
  PRINCIPAL BALANCES ($)         LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

400,000.01 - 450,000.00              4      $  1,725,566.95         5.07%    $  431,391.74         702           73.40%
450,000.01 - 500,000.00             15         7,161,642.00        21.05        477,442.80         742           70.54
500,000.01 - 550,000.00              6         3,048,600.00         8.96        508,100.00         721           77.56
550,000.01 - 600,000.00              5         2,914,904.64         8.57        582,980.93         761           67.26
600,000.01 - 650,000.00              4         2,510,120.00         7.38        627,530.00         748           79.56
650,000.01 - 700,000.00              8         5,426,782.59        15.95        678,347.82         752           72.85
700,000.01 - 750,000.00              4         2,937,299.22         8.63        734,324.81         699           62.92
750,000.01 - 800,000.00              1           800,000.00         2.35        800,000.00         765           66.67
800,000.01 - 850,000.00              2         1,647,240.51         4.84        823,620.26         744           69.51
850,000.01 - 900,000.00              1           863,700.00         2.54        863,700.00         771           80.00
900,000.01 - 950,000.00              1           945,000.00         2.78        945,000.00         803           61.17
950,000.01 - 1,000,000.00            3         3,000,000.00         8.82      1,000,000.00         769           66.54
1,000,000.01 - 1,500,000.00          1         1,036,000.00         3.05      1,036,000.00         747           57.56
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $ 34,016,855.91       100.00%    $  618,488.29         744           70.50%
==========================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 4 Mortgage Loans is expected to be approximately $618,488.

                                                                              36

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES    Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]              $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                  ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED       WEIGHTED
       ORIGINAL                MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
 LOAN-TO-VALUE RATIOS (%)       LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

20.01 - 25.00                        1      $    597,000.64         1.76%    $  597,000.64         792           23.03%
25.01 - 30.00                        1           500,000.00         1.47        500,000.00         724           25.25
30.01 - 35.00                        2         1,217,000.00         3.58        608,500.00         729           33.40
40.01 - 45.00                        1           675,000.00         1.98        675,000.00         710           41.54
45.01 - 50.00                        1         1,000,000.00         2.94      1,000,000.00         775           45.56
55.01 - 60.00                        2         1,864,000.00         5.48        932,000.00         718           58.26
60.01 - 65.00                        1           945,000.00         2.78        945,000.00         803           61.17
65.01 - 70.00                        9         5,270,060.57        15.49        585,562.29         717           67.91
70.01 - 75.00                        5         3,213,745.00         9.45        642,749.00         752           74.31
75.01 - 80.00                       31        18,305,049.70        53.81        590,485.47         749           79.58
85.01 - 90.00                        1           430,000.00         1.26        430,000.00         729           87.76
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $ 34,016,855.91       100.00%    $  618,488.29         744            70.50%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately
      70.50%.

                                                                              37

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES    Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]              $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE INTEREST RATES OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED       WEIGHTED
   CURRENT MORTGAGE            MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
  INTEREST RATES (%)             LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

4.501 - 4.750                        2      $  1,561,894.40         4.59%    $  780,947.20         775           73.92%
5.251 - 5.500                        1           499,995.00         1.47        499,995.00         756           74.07
5.501 - 5.750                        7         4,533,800.00        13.33        647,685.71         748           67.10
5.751 - 6.000                       14         8,652,558.95        25.44        618,039.93         736           75.03
6.001 - 6.250                       18        10,592,246.41        31.14        588,458.13         734           68.86
6.251 - 6.500                       10         6,433,241.15        18.91        643,324.12         757           69.86
6.501 - 6.750                        3         1,743,120.00         5.12        581,040.00         751           65.11
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $ 34,016,855.91       100.00%    $  618,488.29         744           70.50%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 4 Mortgage Loans is expected to be approximately 6.045%
      per annum.

                                                                              38

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES    Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]              $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                          GROSS MARGINS OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
   GROSS MARGIN (%)              LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                       55      $ 34,016,855.91       100.00%    $  618,488.29         744           70.50%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $ 34,016,855.91       100.00%    $  618,488.29         744           70.50%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 4
      Mortgage Loans is expected to be approximately 2.250% per annum.

                                          RATE CEILINGS OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
   RATE CEILINGS (%)             LOANS          BALANCE           BALANCE       BALANCE          SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

9.251 - 9.500                        1      $    698,194.40         2.05%    $  698,194.40         781           66.40%
9.501 - 9.750                        1           863,700.00         2.54        863,700.00         771           80.00
10.251 - 10.500                      1           499,995.00         1.47        499,995.00         756           74.07
10.501 - 10.750                      7         4,533,800.00        13.33        647,685.71         748           67.10
10.751 - 11.000                     14         8,652,558.95        25.44        618,039.93         736           75.03
11.001 - 11.250                     18        10,592,246.41        31.14        588,458.13         734           68.86
11.251 - 11.500                      9         5,836,240.51        17.16        648,471.17         753           74.65
11.501 - 11.750                      3         1,743,120.00         5.12        581,040.00         751           65.11
12.751 - 13.000                      1           597,000.64         1.76        597,000.64         792           23.03
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $ 34,016,855.91       100.00%    $  618,488.29         744           70.50%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 4
      Mortgage Loans is expected to be approximately 11.062% per annum.

                               FIRST RATE ADJUSTMENT DATE OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED       WEIGHTED
    FIRST RATE                 MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
  ADJUSTMENT DATE                LOANS          BALANCE          BALANCE        BALANCE          SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

January 1, 2013                      1      $    597,000.64         1.76%    $  597,000.64         792           23.03%
February 1, 2013                     1           698,194.40         2.05        698,194.40         781           66.40
March 1, 2013                       12         6,779,752.87        19.93        564,979.41         743           73.60
April 1, 2013                       41        25,941,908.00        76.26        632,729.46         742           70.89
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $ 34,016,855.91       100.00%    $  618,488.29         744           70.50%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 84 months.

                                                                              39

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES    Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]              $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                         REMAINING TERMS OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED       WEIGHTED
   REMAINING TERM              MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
      (MONTHS)                  LOANS          BALANCE          BALANCE         BALANCE          SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

341 - 360                           55      $ 34,016,855.91       100.00%    $  618,488.29         744           70.50%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $ 34,016,855.91       100.00%    $  618,488.29         744           70.50%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 4 Mortgage Loans is expected to be approximately 360 months.

                              CREDIT SCORING OF MORTGAGORS OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
   CREDIT SCORES                 LOANS          BALANCE          BALANCE        BALANCE          SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

801 - 850                            5      $  3,633,560.51        10.68%    $  726,712.10         805           74.24%
751 - 800                           19        11,896,137.04        34.97        626,112.48         774           71.23
701 - 750                           21        12,528,867.36        36.83        596,612.73         728           67.44
651 - 700                            9         5,208,291.00        15.31        578,699.00         683           73.92
601 - 650                            1           750,000.00         2.20        750,000.00         635           68.18
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $ 34,016,855.91       100.00%    $  618,488.29         744           70.50%
==========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              40

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES          BANC OF AMERICA FUNDING CORPORATION
                    [LOGO]     Mortgage Pass-Through Certificates, Series 2006-D
                                          $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                           ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 4 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
      ORIGINAL                 NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
   DEBT-TO-INCOME              MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
     RATIOS (%)                  LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                        1      $  1,000,000.00         2.94%    $1,000,000.00         775             45.56%
15.01 - 20.00                        1           500,000.00         1.47        500,000.00         724             25.25
20.01 - 25.00                        4         2,813,750.00         8.27        703,437.50         735             68.23
25.01 - 30.00                        2         1,063,000.00         3.12        531,500.00         727             78.77
30.01 - 35.00                        7         3,935,824.00        11.57        562,260.57         757             73.60
35.01 - 40.00                       11         6,280,594.86        18.46        570,963.17         738             67.86
40.01 - 45.00                       16        10,572,982.10        31.08        660,811.38         755             73.53
45.01 - 50.00                        6         3,024,304.95         8.89        504,050.83         737             76.35
50.01 - 55.00                        5         3,646,400.00        10.72        729,280.00         741             68.89
55.01 - 60.00                        1           430,000.00         1.26        430,000.00         729             87.76
60.01 - 65.00                        1           750,000.00         2.20        750,000.00         635             68.18
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $ 34,016,855.91       100.00%    $  618,488.29         744             70.50%
=============================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 4 Mortgage Loans is expected to be approximately 39.06%.

                                     MONTHS SINCE ORIGINATION OF THE GROUP 4 MORTGAGE LOANS (1)
-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
   MONTHS SINCE                MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
   ORIGINATION                   LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

1 - 6                               53      $ 32,721,660.87        96.19%    $  617,389.83         742             71.45%
13 - 18                              2         1,295,195.04         3.81        647,597.52         786             46.41
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              55      $ 34,016,855.91       100.00%    $  618,488.29         744             70.50%
=============================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 4 Mortgage Loans is expected to be approximately 2 months.

                                                                              41

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES          BANC OF AMERICA FUNDING CORPORATION
                    [LOGO]     Mortgage Pass-Through Certificates, Series 2006-D
                                          $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 5 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 5 Mortgage Loans consist of 10/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 92.25% of the Group
5 Mortgage Loans require only the payment of interest until the 121st payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.000% to 12.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

---------------------------------------------------------------------------------------------------------------------------
                                                                         COLLATERAL SUMMARY       RANGE (IF APPLICABLE)
                                                                        --------------------     -----------------------

TOTAL OUTSTANDING LOAN BALANCE                                                $465,796,414
TOTAL NUMBER OF LOANS                                                                  739
AVERAGE LOAN PRINCIPAL BALANCE                                                    $630,306            $38,663 to $2,800,000
WA GROSS COUPON                                                                     6.120%                 5.000% to 7.500%
WA FICO                                                                                746                       624 to 819
WA ORIGINAL TERM                                                                360 months                300 to 360 months
WA REMAINING TERM                                                               358 months                300 to 360 months
WA OLTV                                                                             69.05%                 13.74% to 90.00%
WA DTI                                                                              36.77%                  6.62% to 88.70%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                         118 months                112 to 120 months
WA GROSS MARGIN                                                                     2.250%
WA RATE CEILING                                                                    11.121%               10.000% to 12.500%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5       CA                    60.43%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE       FL                     7.69%
                                                              IL                     3.42%
                                                              MD                     3.18%
                                                              VA                     2.51%
---------------------------------------------------------------------------------------------------------------------------

                                                                              42

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES          BANC OF AMERICA FUNDING CORPORATION
                    [LOGO]     Mortgage Pass-Through Certificates, Series 2006-D
                                          $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                            OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 5 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
   OCCUPANCY                     LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

Primary Residence                  679      $429,630,322.46        92.24%    $  632,739.80         745             69.02%
Second Home                         58        35,168,596.67         7.55        606,355.12         762             69.36
Investor Property                    2           997,494.54         0.21        498,747.27         764             70.72
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $465,796,413.67       100.00%    $  630,306.38         746             69.05%
=============================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                        PROPERTY TYPES OF THE GROUP 5 MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
   PROPERTY TYPE                 LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

Single Family Residence            450      $290,839,207.95        62.44%    $  646,309.35         745             67.97%
PUD                                200       125,024,925.37        26.84        625,124.63         746             69.29
Condominium                         81        45,568,432.00         9.78        562,573.23         752             75.05
Townhouse                            5         2,275,858.39         0.49        455,171.68         778             67.52
2-Family                             2         1,250,696.67         0.27        625,348.34         759             74.69
3-Family                             1           837,293.29         0.18        837,293.29         775             80.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $465,796,413.67       100.00%    $  630,306.38         746             69.05%
=============================================================================================================================

                                    MORTGAGE LOAN PURPOSE OF THE GROUP 5 MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
        PURPOSE                  LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

Purchase                           371      $232,283,447.40        49.87%    $  626,100.94         755             73.39%
Refinance-Rate/Term                175       118,030,626.14        25.34        674,460.72         741             65.30
Refinance-Cashout                  193       115,482,340.13        24.79        598,354.09         733             64.16
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $465,796,413.67       100.00%    $  630,306.38         746             69.05%
=============================================================================================================================

                                                                              43

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES          BANC OF AMERICA FUNDING CORPORATION
                    [LOGO]     Mortgage Pass-Through Certificates, Series 2006-D
                                          $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                      GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                              OF THE GROUP 5 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
    GEOGRAPHIC AREA              LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

Alabama                              1      $    519,000.00         0.11%    $  519,000.00         756             67.40%
Arizona                             10         6,771,746.84         1.45        677,174.68         745             68.15
California                         445       281,483,747.74        60.43        632,547.75         746             68.97
Colorado                            18        10,486,635.34         2.25        582,590.85         745             69.95
Connecticut                          3         3,080,000.00         0.66      1,026,666.67         757             57.02
Delaware                             1           417,000.00         0.09        417,000.00         745             60.00
District of Columbia                 8         4,661,275.77         1.00        582,659.47         757             72.26
Florida                             62        35,818,410.03         7.69        577,716.29         738             70.31
Georgia                              9         4,882,029.61         1.05        542,447.73         741             73.82
Hawaii                               1           744,000.00         0.16        744,000.00         778             80.00
Illinois                            21        15,937,309.11         3.42        758,919.48         757             67.52
Indiana                              1           633,000.00         0.14        633,000.00         715             68.06
Iowa                                 1           416,826.26         0.09        416,826.26         773             79.43
Louisiana                            2           976,000.00         0.21        488,000.00         771             80.00
Maryland                            25        14,799,901.15         3.18        591,996.05         741             66.41
Massachusetts                        7         3,916,700.00         0.84        559,528.57         763             63.52
Michigan                             5         3,442,000.00         0.74        688,400.00         736             74.65
Minnesota                            3         2,260,800.00         0.49        753,600.00         745             65.48
Missouri                             5         3,056,150.00         0.66        611,230.00         749             72.59
Montana                              1           800,000.00         0.17        800,000.00         780             69.57
Nevada                              11         6,492,838.80         1.39        590,258.07         729             74.11
New Jersey                           9         6,439,947.71         1.38        715,549.75         739             62.18
New Mexico                           6         3,631,000.00         0.78        605,166.67         729             76.14
New York                             9         5,196,496.67         1.12        577,388.52         736             65.40
North Carolina                      10         5,655,019.24         1.21        565,501.92         743             71.91
Ohio                                 3         2,373,800.00         0.51        791,266.67         701             70.14
Pennsylvania                         3         3,500,000.00         0.75      1,166,666.67         777             68.67
Rhode Island                         1           950,000.00         0.20        950,000.00         740             76.00
South Carolina                      15         9,725,499.72         2.09        648,366.65         747             68.50
Tennessee                            2         1,097,330.00         0.24        548,665.00         763             52.56
Texas                               11         7,055,963.00         1.51        641,451.18         763             63.61
Utah                                 4         2,737,456.70         0.59        684,364.18         744             63.86
Virginia                            19        11,673,018.33         2.51        614,369.39         754             73.06
Washington                           6         3,740,511.65         0.80        623,418.61         762             76.38
Wyoming                              1           425,000.00         0.09        425,000.00         775             70.83
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $465,796,413.67       100.00%    $  630,306.38         746             69.05%
=============================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 0.84% of the Group 5
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              44

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES          BANC OF AMERICA FUNDING CORPORATION
                    [LOGO]     Mortgage Pass-Through Certificates, Series 2006-D
                                          $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                        CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 5 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
  CURRENT MORTGAGE LOAN        MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
  PRINCIPAL BALANCES ($)         LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                     1      $     38,663.00         0.01%    $   38,663.00         788             16.33%
100,000.01 - 150,000.00              2           277,462.03         0.06        138,731.02         808             80.00
200,000.01 - 250,000.00              3           696,250.00         0.15        232,083.33         762             65.38
250,000.01 - 300,000.00              1           252,000.00         0.05        252,000.00         779             80.00
300,000.01 - 350,000.00              2           635,992.55         0.14        317,996.28         748             75.13
350,000.01 - 400,000.00              1           385,000.00         0.08        385,000.00         751             59.69
400,000.01 - 450,000.00             73        31,672,997.12         6.80        433,876.67         742             69.76
450,000.01 - 500,000.00            154        74,235,708.02        15.94        482,050.05         743             70.34
500,000.01 - 550,000.00            114        60,391,952.48        12.97        529,753.97         748             71.07
550,000.01 - 600,000.00            103        59,840,598.98        12.85        580,976.69         748             71.20
600,000.01 - 650,000.00             69        43,514,016.31         9.34        630,637.92         736             71.05
650,000.01 - 700,000.00             34        23,126,859.20         4.97        680,201.74         747             68.32
700,000.01 - 750,000.00             34        24,806,261.08         5.33        729,595.91         745             71.58
750,000.01 - 800,000.00             25        19,462,735.97         4.18        778,509.44         759             70.79
800,000.01 - 850,000.00             16        13,305,143.74         2.86        831,571.48         744             64.40
850,000.01 - 900,000.00             24        21,178,025.01         4.55        882,417.71         751             68.54
900,000.01 - 950,000.00             16        14,858,216.59         3.19        928,638.54         739             68.10
950,000.01 - 1,000,000.00           43        42,577,460.45         9.14        990,173.50         742             66.83
1,000,000.01 - 1,500,000.00         20        25,316,071.14         5.44      1,265,803.56         754             62.86
1,500,000.01 - 2,000,000.00          1         1,700,000.00         0.36      1,700,000.00         777             53.13
2,000,000.01 - 2,500,000.00          2         4,725,000.00         1.01      2,362,500.00         758             46.30
2,500,000.01 - 3,000,000.00          1         2,800,000.00         0.60      2,800,000.00         803             46.67
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $465,796,413.67       100.00%     $ 630,306.38         746             69.05%
=============================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 5 Mortgage Loans is expected to be approximately $630,306.

                                                                              45

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES          BANC OF AMERICA FUNDING CORPORATION
                    [LOGO]     Mortgage Pass-Through Certificates, Series 2006-D
                                          $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                              ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 5 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
 ORIGINAL LOAN-TO-             MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
 VALUE RATIOS (%)                LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                        1      $    625,000.00         0.13%    $  625,000.00         692             13.74%
15.01 - 20.00                        2           538,663.00         0.12        269,331.50         788             19.74
20.01 - 25.00                        1           539,000.00         0.12        539,000.00         808             24.50
25.01 - 30.00                        4         2,968,000.00         0.64        742,000.00         731             26.79
30.01 - 35.00                        6         4,091,324.56         0.88        681,887.43         727             32.63
35.01 - 40.00                       11         9,385,100.00         2.01        853,190.91         754             37.72
40.01 - 45.00                       17        11,049,411.12         2.37        649,965.36         742             42.72
45.01 - 50.00                       39        27,011,980.76         5.80        692,614.89         762             47.53
50.01 - 55.00                       26        18,270,068.80         3.92        702,694.95         750             52.92
55.01 - 60.00                       38        24,535,568.48         5.27        645,672.85         744             57.62
60.01 - 65.00                       62        39,424,130.08         8.46        635,873.07         746             63.08
65.01 - 70.00                      100        65,177,778.63        13.99        651,777.79         735             68.37
70.01 - 75.00                       84        59,256,616.42        12.72        705,435.91         745             73.73
75.01 - 80.00                      347       202,383,965.59        43.45        583,239.09         748             79.39
85.01 - 90.00                        1           539,806.23         0.12        539,806.23         762             90.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $465,796,413.67       100.00%    $  630,306.38         746             69.05%
=============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 5 Mortgage Loans is expected to be approximately
     69.05%.

                                                                              46

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES          BANC OF AMERICA FUNDING CORPORATION
                    [LOGO]     Mortgage Pass-Through Certificates, Series 2006-D
                                          $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE INTEREST RATES OF THE GROUP 5 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
   CURRENT MORTGAGE            MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
  INTEREST RATES (%)             LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

4.751 - 5.000                        1      $    460,147.71         0.10%    $  460,147.71         777             53.57%
5.001 - 5.250                        7         5,226,204.06         1.12        746,600.58         754             60.54
5.251 - 5.500                       20        12,621,710.44         2.71        631,085.52         750             71.14
5.501 - 5.750                       73        46,469,003.23         9.98        636,561.69         756             70.22
5.751 - 6.000                      218       135,345,742.24        29.06        620,852.03         748             67.90
6.001 - 6.250                      245       153,612,604.59        32.98        626,990.22         745             69.26
6.251 - 6.500                      127        80,237,486.84        17.23        631,791.23         743             70.53
6.501 - 6.750                       35        22,526,921.24         4.84        643,626.32         730             65.98
6.751 - 7.000                        7         4,958,000.00         1.06        708,285.71         734             77.20
7.001 - 7.250                        4         2,789,593.32         0.60        697,398.33         749             79.39
7.251 - 7.500                        2         1,549,000.00         0.33        774,500.00         764             53.88
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $465,796,413.67       100.00%    $  630,306.38         746             69.05%
=============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 5 Mortgage Loans is expected to be approximately 6.120% per annum.

                                                                              47

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES          BANC OF AMERICA FUNDING CORPORATION
                    [LOGO]     Mortgage Pass-Through Certificates, Series 2006-D
                                          $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                    GROSS MARGINS OF THE GROUP 5 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
   GROSS MARGIN (%)              LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                      739      $465,796,413.67       100.00%    $  630,306.38         746             69.05%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $465,796,413.67       100.00%    $  630,306.38         746             69.05%
=============================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 5
      Mortgage Loans is expected to be approximately 2.250% per annum.

                                     RATE CEILINGS OF THE GROUP 5 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
  RATE CEILINGS (%)              LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

9.751 - 10.000                       1      $    460,147.71         0.10%    $  460,147.71         777             53.57%
10.001 - 10.250                      7         5,226,204.06         1.12        746,600.58         754             60.54
10.251 - 10.500                     20        12,621,710.44         2.71        631,085.52         750             71.14
10.501 - 10.750                     72        45,956,003.23         9.87        638,277.82         756             70.17
10.751 - 11.000                    218       135,345,742.24        29.06        620,852.03         748             67.90
11.001 - 11.250                    245       153,612,604.59        32.98        626,990.22         745             69.26
11.251 - 11.500                    127        80,237,486.84        17.23        631,791.23         743             70.53
11.501 - 11.750                     36        23,039,921.24         4.95        639,997.81         731             66.18
11.751 - 12.000                      7         4,958,000.00         1.06        708,285.71         734             77.20
12.001 - 12.250                      4         2,789,593.32         0.60        697,398.33         749             79.39
12.251 - 12.500                      2         1,549,000.00         0.33        774,500.00         764             53.88
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $465,796,413.67       100.00%    $  630,306.38         746             69.05%
=============================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 5
      Mortgage Loans is expected to be approximately 11.121% per annum.

                               FIRST RATE ADJUSTMENT DATE OF THE GROUP 5 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
     FIRST RATE                MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
  ADJUSTMENT DATE                LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

August 1, 2015                       2      $  1,980,000.00         0.43%    $  990,000.00         768             47.34%
September 1, 2015                    1           640,000.00         0.14        640,000.00         803             80.00
October 1, 2015                      2         1,523,778.41         0.33        761,889.21         763             77.22
November 1, 2015                     8         3,144,286.58         0.68        393,035.82         769             68.31
December 1, 2015                    79        45,619,415.60         9.79        577,460.96         746             68.19
January 1, 2016                    241       144,587,924.61        31.04        599,949.89         746             68.59
February 1, 2016                   149        98,641,532.67        21.18        662,023.71         744             69.06
March 1, 2016                      121        82,496,941.80        17.71        681,792.91         747             69.03
April 1, 2016                      136        87,162,534.00        18.71        640,900.99         746             70.60
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $465,796,413.67       100.00%    $  630,306.38         746             69.05%
=============================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 5 Mortgage Loans is expected to be approximately 118 months.

                                                                              48

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES          BANC OF AMERICA FUNDING CORPORATION
                    [LOGO]     Mortgage Pass-Through Certificates, Series 2006-D
                                          $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                   REMAINING TERMS OF THE GROUP 5 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
   REMAINING TERM              MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
      (MONTHS)                   LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

281 - 300                            1      $    650,000.00         0.14%    $  650,000.00         800             50.00%
341 - 360                          738       465,146,413.67        99.86        630,279.69         746             69.08
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $465,796,413.67       100.00%    $  630,306.38         746             69.05%
=============================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 5 Mortgage Loans is expected to be approximately 358 months.

                               CREDIT SCORING OF MORTGAGORS OF THE GROUP 5 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
   CREDIT SCORES                 LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

801 - 850                           36      $ 23,461,965.03         5.04%    $  651,721.25         805             60.90%
751 - 800                          354       225,404,409.57        48.39        636,735.62         774             69.12
701 - 750                          229       144,545,831.57        31.03        631,204.50         728             71.64
651 - 700                          103        63,259,411.71        13.58        614,169.05         679             67.10
601 - 650                           16         8,651,441.73         1.86        540,715.11         643             59.87
Not Scored                           1           473,354.06         0.10        473,354.06           0             80.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $465,796,413.67       100.00%    $  630,306.38         746             69.05%
=============================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              49

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES          BANC OF AMERICA FUNDING CORPORATION
                    [LOGO]     Mortgage Pass-Through Certificates, Series 2006-D
                                          $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                       ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 5 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
      ORIGINAL                 NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
   DEBT-TO-INCOME              MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
     RATIOS (%)                  LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                         6      $  3,702,779.01         0.79%    $  617,129.84         753             73.22%
10.01 - 15.00                        7         4,435,200.00         0.95        633,600.00         757             71.80
15.01 - 20.00                       24        16,900,748.82         3.63        704,197.87         759             66.11
20.01 - 25.00                       52        33,283,520.55         7.15        640,067.70         747             69.02
25.01 - 30.00                       81        48,668,277.05        10.45        600,842.93         758             67.58
30.01 - 35.00                      118        71,933,079.62        15.44        609,602.37         754             69.54
35.01 - 40.00                      163        93,952,755.25        20.17        576,397.27         743             70.64
40.01 - 45.00                      175       116,687,064.09        25.05        666,783.22         742             67.85
45.01 - 50.00                       76        51,077,634.16        10.97        672,074.13         739             70.45
50.01 - 55.00                       29        19,570,728.54         4.20        674,852.71         732             69.10
55.01 - 60.00                        6         3,698,544.21         0.79        616,424.04         729             62.70
60.01 - 65.00                        1           890,000.00         0.19        890,000.00         654             69.94
85.01 - 90.00                        1           996,082.37         0.21        996,082.37         774             71.43
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $465,796,413.67       100.00%    $  630,306.38         746             69.05%
=============================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 5 Mortgage Loans is expected to be approximately 36.77%.

                               MONTHS SINCE ORIGINATION OF THE GROUP 5 MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
    MONTHS SINCE               MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
    ORIGINATION                  LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

1 - 6                              734      $461,652,635.26        99.11%    $  628,954.54         746             69.10%
7 - 12                               5         4,143,778.41         0.89        828,755.68         772             63.37
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             739      $465,796,413.67       100.00%    $  630,306.38         746             69.05%
=============================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 5 Mortgage Loans is expected to be approximately 3 months.

                                                                              50

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES          BANC OF AMERICA FUNDING CORPORATION
                    [LOGO]     Mortgage Pass-Through Certificates, Series 2006-D
                                          $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          GROUP 6A COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 6A Mortgage Loans consist of 10/1 One-Year and Six-Month LIBOR based
ARMs secured by first lien, one-to-four family residential properties. The
Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate.
Approximately 86.94% of the Group 6A Mortgage Loans require only the payment of interest until the 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year and Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The
One-Year and Six-Month LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii)
forty-five days prior to the adjustment date. The One-Year and Six-Month LIBOR
Index is the average of the interbank offered rates for one-year U.S.
dollar-denominated deposits in the London Market ("LIBOR") as published in The
Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.250% to 14.375%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each
Mortgage Loan's respective Gross Margin.

3.09% of the Group 6A Mortgage Loans are subject to Prepayment Penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

---------------------------------------------------------------------------------------------------------------------------
                                                                       COLLATERAL SUMMARY         RANGE (IF APPLICABLE)
                                                                      --------------------       -----------------------

TOTAL OUTSTANDING LOAN BALANCE                                              $128,791,721
TOTAL NUMBER OF LOANS                                                                461
AVERAGE LOAN PRINCIPAL BALANCE                                                  $279,375                $37,344 to $750,000
WA GROSS COUPON                                                                   6.417%                   5.250% to 8.375%
WA FICO                                                                              713                         620 to 813
WA ORIGINAL TERM                                                              360 months
WA REMAINING TERM                                                             357 months                  350 to 359 months
WA OLTV                                                                           70.49%                   17.44% to 95.00%
WA DTI                                                                            37.09%                    8.61% to 62.09%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                       117 months                  110 to 119 months
WA GROSS MARGIN                                                                   2.672%                   2.250% to 3.810%
WA RATE CEILING                                                                  11.842%                 10.250% to 14.375%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5         CA                53.48%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE         VA                 6.43%
                                                                NY                 5.84%
                                                                FL                 5.52%
                                                                MD                 4.62%
---------------------------------------------------------------------------------------------------------------------------

                                                                              51

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES          BANC OF AMERICA FUNDING CORPORATION
                    [LOGO]     Mortgage Pass-Through Certificates, Series 2006-D
                                          $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 6A MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
   OCCUPANCY                     LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

Primary Residence                  351      $100,552,197.38        78.07%    $  286,473.50         710             72.20%
Investor Property                   94        24,008,855.03        18.64        255,413.35         727             62.70
Second Home                         16         4,230,668.45         3.28        264,416.78         710             73.94
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $128,791,720.86       100.00%    $  279,374.67         713             70.49%
=============================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                           PROPERTY TYPES OF THE GROUP 6A MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
   PROPERTY TYPE                 LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

Single Family Residence            248      $ 66,839,377.31        51.90%    $  269,513.62         710             69.91%
PUD                                 90        23,850,690.32        18.52        265,007.67         711             73.82
Condominium                         73        18,366,340.37        14.26        251,593.70         725             73.12
2-Family                            24         8,481,234.54         6.59        353,384.77         714             66.47
3-Family                            10         4,721,147.62         3.67        472,114.76         710             66.02
4-Family                             9         4,662,472.53         3.62        518,052.50         742             64.09
Townhouse                            7         1,870,458.17         1.45        267,208.31         683             68.13
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $128,791,720.86       100.00%    $  279,374.67         713             70.49%
=============================================================================================================================

                                   MORTGAGE LOAN PURPOSE OF THE GROUP 6A MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
        PURPOSE                  LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

Purchase                           216      $ 60,075,766.41        46.65%    $  278,128.55         721             76.41%
Refinance-Cashout                  197        55,861,041.49        43.37        283,558.59         707             64.50
Refinance-Rate/Term                 48        12,854,912.96         9.98        267,810.69         704             68.82
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $128,791,720.86       100.00%    $  279,374.67         713             70.49%
=============================================================================================================================

                                                                              52

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES          BANC OF AMERICA FUNDING CORPORATION
                    [LOGO]     Mortgage Pass-Through Certificates, Series 2006-D
                                          $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                  GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                         OF THE GROUP 6A MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
    GEOGRAPHIC AREA              LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

Arizona                             22      $  4,289,912.62         3.33%    $  194,996.03         716             72.66%
California                         214        68,883,911.67        53.48        321,887.44         720             66.50
Colorado                            15         2,841,971.75         2.21        189,464.78         712             79.70
Connecticut                          4         1,306,730.14         1.01        326,682.54         715             72.56
Delaware                             2           683,464.99         0.53        341,732.50         774             79.54
District of Columbia                 1           417,000.00         0.32        417,000.00         652             63.86
Florida                             38         7,107,112.94         5.52        187,029.29         714             72.49
Georgia                              3           492,269.76         0.38        164,089.92         712             82.96
Hawaii                               6         2,031,162.37         1.58        338,527.06         729             71.27
Illinois                             9         2,243,003.69         1.74        249,222.63         708             72.26
Maryland                            22         5,944,175.89         4.62        270,189.81         673             78.29
Massachusetts                        4         1,102,173.09         0.86        275,543.27         682             79.55
Michigan                             4           818,124.70         0.64        204,531.18         687             75.37
Minnesota                            2           452,501.25         0.35        226,250.63         676             78.15
Missouri                             4         1,107,641.02         0.86        276,910.26         725             80.68
Nevada                              10         2,418,928.03         1.88        241,892.80         723             75.90
New Hampshire                        1            99,395.18         0.08         99,395.18         785             80.00
New Jersey                          12         3,406,091.76         2.64        283,840.98         694             75.47
New York                            21         7,515,561.54         5.84        357,883.88         698             76.13
North Carolina                       2           484,123.28         0.38        242,061.64         726             79.64
Ohio                                 3           216,388.80         0.17         72,129.60         781             68.45
Oregon                               5         1,407,615.97         1.09        281,523.19         743             74.34
Pennsylvania                         4           695,711.65         0.54        173,927.91         662             75.84
Rhode Island                         1           360,000.00         0.28        360,000.00         743             58.54
South Carolina                       2           380,000.00         0.30        190,000.00         756             80.00
Tennessee                            1           191,974.00         0.15        191,974.00         712             80.00
Texas                                6         1,089,025.92         0.85        181,504.32         723             71.71
Utah                                 5           762,962.87         0.59        152,592.57         738             73.54
Virginia                            29         8,279,132.17         6.43        285,487.32         704             74.89
Washington                           8         1,614,857.85         1.25        201,857.23         688             72.11
Wisconsin                            1           148,795.96         0.12        148,795.96         751             80.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $128,791,720.86       100.00%    $  279,374.67         713             70.49%
=============================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 0.93% of the Group 6A
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              53

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES          BANC OF AMERICA FUNDING CORPORATION
                    [LOGO]     Mortgage Pass-Through Certificates, Series 2006-D
                                          $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                        CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 6A MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
   CURRENT MORTGAGE LOAN       MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
  PRINCIPAL BALANCES ($)         LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                     3      $    124,555.71         0.10%    $   41,518.57         750             63.77%
50,000.01 - 100,000.00              14         1,260,229.80         0.98         90,016.41         739             59.40
100,000.01 - 150,000.00             52         6,943,494.60         5.39        133,528.74         711             69.72
150,000.01 - 200,000.00             68        11,904,518.42         9.24        175,066.45         713             66.96
200,000.01 - 250,000.00             51        11,695,591.88         9.08        229,325.33         698             70.99
250,000.01 - 300,000.00             68        18,740,587.30        14.55        275,596.87         710             71.64
300,000.01 - 350,000.00             74        24,218,892.13        18.80        327,282.33         708             70.69
350,000.01 - 400,000.00             83        31,426,239.95        24.40        378,629.40         720             72.38
400,000.01 - 450,000.00             31        12,888,660.55        10.01        415,763.24         715             68.80
450,000.01 - 500,000.00              3         1,432,499.38         1.11        477,499.79         776             52.45
500,000.01 - 550,000.00              7         3,669,842.71         2.85        524,263.24         689             76.03
550,000.01 - 600,000.00              3         1,745,608.43         1.36        581,869.48         756             66.85
600,000.01 - 650,000.00              2         1,265,000.00         0.98        632,500.00         778             76.57
700,000.01 - 750,000.00              2         1,476,000.00         1.15        738,000.00         708             67.87
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $128,791,720.86       100.00%    $  279,374.67         713             70.49%
=============================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 6A Mortgage Loans is expected to be approximately $279,375.

                                                                              54

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES          BANC OF AMERICA FUNDING CORPORATION
                    [LOGO]     Mortgage Pass-Through Certificates, Series 2006-D
                                          $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                             ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 6A MORTGAGE LOANS (1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED          WEIGHTED
 ORIGINAL LOAN-TO-             MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL     AVERAGE CREDIT      AVERAGE
 VALUE RATIOS (%)                LOANS          BALANCE          BALANCE         BALANCE          SCORE         ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

15.01 - 20.00                        3      $    368,909.73         0.29%    $  122,969.91         753             18.33%
25.01 - 30.00                        3           654,634.79         0.51        218,211.60         694             26.71
30.01 - 35.00                        5         1,316,168.14         1.02        263,233.63         747             32.54
35.01 - 40.00                        2           261,691.78         0.20        130,845.89         745             38.04
40.01 - 45.00                       19         4,270,319.80         3.32        224,753.67         739             42.80
45.01 - 50.00                       22         6,619,440.75         5.14        300,883.67         739             47.97
50.01 - 55.00                       20         4,844,949.32         3.76        242,247.47         722             52.36
55.01 - 60.00                       29         9,317,881.47         7.23        321,306.26         727             57.23
60.01 - 65.00                       57        15,254,021.13        11.84        267,614.41         711             63.59
65.01 - 70.00                       26         7,703,137.80         5.98        296,274.53         701             69.13
70.01 - 75.00                       31        10,338,588.27         8.03        333,502.85         705             74.02
75.01 - 80.00                      227        63,886,721.59        49.60        281,439.30         710             79.73
80.01 - 85.00                        1           309,667.00         0.24        309,667.00         641             81.92
85.01 - 90.00                       13         3,319,648.47         2.58        255,357.57         695             89.14
90.01 - 95.00                        3           325,940.82         0.25        108,646.94         723             95.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $128,791,720.86       100.00%    $  279,374.67         713             70.49%
=============================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 6A Mortgage Loans is expected to be approximately
      70.49%.

                                                                              55

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                            CURRENT MORTGAGE INTEREST RATES OF THE GROUP 6A MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
   CURRENT MORTGAGE            MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
  INTEREST RATES (%)             LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

5.001 - 5.250                        2      $    668,117.15         0.52%    $  334,058.58         803           64.30%
5.251 - 5.500                        3           600,400.00         0.47        200,133.33         772           58.51
5.501 - 5.750                       12         3,859,662.70         3.00        321,638.56         754           66.91
5.751 - 6.000                       53        15,093,744.91        11.72        284,787.64         729           64.94
6.001 - 6.250                      131        38,409,856.81        29.82        293,205.01         718           64.52
6.251 - 6.500                      108        30,320,013.60        23.54        280,740.87         702           72.89
6.501 - 6.750                       73        18,786,790.97        14.59        257,353.30         706           75.51
6.751 - 7.000                       48        12,778,521.79         9.92        266,219.20         704           78.32
7.001 - 7.250                       17         4,572,346.97         3.55        268,961.59         706           78.65
7.251 - 7.500                        9         2,796,181.88         2.17        310,686.88         716           79.32
7.501 - 7.750                        3           470,184.08         0.37        156,728.03         652           80.00
7.751 - 8.000                        1           358,000.00         0.28        358,000.00         656           76.99
8.251 - 8.500                        1            77,900.00         0.06         77,900.00         744           95.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $128,791,720.86       100.00%    $  279,374.67         713           70.49%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 6A Mortgage Loans is expected to be approximately 6.417%
      per annum.

                                                                              56

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                     GROSS MARGINS OF THE GROUP 6A MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
 GROSS MARGIN (%)                LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                       85      $ 24,504,012.03        19.03%    $  288,282.49         729           75.48%
2.501 - 2.750                      365       101,666,564.47        78.94        278,538.53         710           68.78
3.251 - 3.500                        3           627,869.76         0.49        209,289.92         707           88.84
3.501 - 3.750                        6         1,467,874.60         1.14        244,645.77         710           90.41
3.751 - 4.000                        2           525,400.00         0.41        262,700.00         704           90.33
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $128,791,720.86       100.00%    $  279,374.67         713           70.49%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 6A
      Mortgage Loans is expected to be approximately 2.672% per annum.

                                     RATE CEILINGS OF THE GROUP 6A MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
 RATE CEILINGS (%)               LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

10.001 - 10.250                      2      $    668,117.15         0.52%    $  334,058.58         803           64.30%
10.251 - 10.500                      2           455,400.00         0.35        227,700.00         762           63.56
10.501 - 10.750                     12         3,859,662.70         3.00        321,638.56         754           66.91
10.751 - 11.000                     38         9,928,188.38         7.71        261,268.12         723           64.56
11.001 - 11.250                     94        27,619,753.55        21.45        293,827.17         721           63.81
11.251 - 11.500                     61        16,993,037.41        13.19        278,574.38         700           74.51
11.501 - 11.750                     40        10,087,521.86         7.83        252,188.05         711           76.32
11.751 - 12.000                     21         6,864,980.57         5.33        326,903.84         739           69.23
12.001 - 12.250                     41        12,185,085.12         9.46        297,197.20         706           67.85
12.251 - 12.500                     51        14,435,017.25        11.21        283,039.55         706           71.16
12.501 - 12.750                     34         8,843,065.19         6.87        260,090.15         700           74.65
12.751 - 13.000                     43        11,437,097.75         8.88        265,979.02         698           78.03
13.001 - 13.250                     13         3,177,365.11         2.47        244,412.70         727           78.22
13.251 - 13.500                      6         1,833,140.82         1.42        305,523.47         716           78.96
13.501 - 13.750                      2           326,388.00         0.25        163,194.00         665           80.00
14.251 - 14.500                      1            77,900.00         0.06         77,900.00         744           95.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $128,791,720.86       100.00%    $  279,374.67         713           70.49%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 6A
      Mortgage Loans is expected to be approximately 11.842% per annum.

                                                                              57

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                              FIRST RATE ADJUSTMENT DATE OF THE GROUP 6A MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
    FIRST RATE                 MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
  ADJUSTMENT DATE                LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

June 1, 2015                         1      $    120,452.51         0.09%    $  120,452.51         729           90.00%
July 1, 2015                         7         2,199,662.67         1.71        314,237.52         716           86.34
August 1, 2015                       2           306,400.00         0.24        153,200.00         721           89.80
September 1, 2015                    3           596,969.76         0.46        198,989.92         673           90.57
October 1, 2015                     18         6,235,530.73         4.84        346,418.37         741           74.83
November 1, 2015                    23         6,585,475.31         5.11        286,325.01         723           77.94
December 1, 2015                    14         4,017,929.28         3.12        286,994.95         716           69.81
January 1, 2016                    208        55,395,266.05        43.01        266,323.39         716           70.21
February 1, 2016                   177        51,054,921.79        39.64        288,445.89         708           68.32
March 1, 2016                        8         2,279,112.76         1.77        284,889.10         676           69.36
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $128,791,720.86       100.00%    $  279,374.67         713           70.49%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 6A Mortgage Loans is expected to be approximately 117 months.

                                    REMAINING TERMS OF THE GROUP 6A MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
  REMAINING TERM               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
     (MONTHS)                    LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

341 - 360                          461      $128,791,720.86       100.00%    $  279,374.67         713           70.49%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $128,791,720.86       100.00%    $  279,374.67         713           70.49%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 6A Mortgage Loans is expected to be approximately
      357 months.

                                                                              58

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                             CREDIT SCORING OF MORTGAGORS OF THE GROUP 6A MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
   CREDIT SCORES                 LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

801 - 850                           14      $  3,837,602.31         2.98%    $  274,114.45         805           63.41%
751 - 800                          109        30,871,645.07        23.97        283,226.10         773           66.56
701 - 750                          137        38,169,084.46        29.64        278,606.46         725           71.28
651 - 700                          145        41,430,980.41        32.17        285,730.90         677           72.60
601 - 650                           56        14,482,408.61        11.24        258,614.44         636           72.57
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $128,791,720.86       100.00%    $  279,374.67         713           70.49%
==========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              59

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                      ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 6A MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
      ORIGINAL                 NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
   DEBT-TO-INCOME              MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
     RATIOS (%)                  LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                         1      $    200,000.00         0.16%    $  200,000.00         783           56.50%
10.01 - 15.00                        2           372,990.00         0.29        186,495.00         752           79.54
15.01 - 20.00                       10         3,440,454.02         2.67        344,045.40         715           71.07
20.01 - 25.00                        9         2,767,157.86         2.15        307,461.98         729           66.83
25.01 - 30.00                       26         6,803,895.24         5.28        261,688.28         713           72.62
30.01 - 35.00                       62        17,547,562.50        13.62        283,025.20         717           72.37
35.01 - 40.00                       85        24,518,563.64        19.04        288,453.69         716           75.38
40.01 - 45.00                      104        29,854,332.39        23.18        287,060.89         706           75.80
45.01 - 50.00                       21         5,988,481.05         4.65        285,165.76         711           76.91
50.01 - 55.00                        3           592,709.06         0.46        197,569.69         695           79.08
60.01 - 65.00                        1           153,802.14         0.12        153,802.14         700           80.00
Not Scored                         137        36,551,772.96        28.38        266,801.26         714           60.54
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $128,791,720.86       100.00%    $  279,374.67         713           70.49%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 6A Mortgage Loans is expected to be approximately 37.09%.

                               MONTHS SINCE ORIGINATION OF THE GROUP 6A MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
  MONTHS SINCE                 MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
  ORIGINATION                    LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

1 - 6                              420      $116,109,639.02        90.15%    $  276,451.52         712           69.89%
7 - 12                              35        10,597,414.84         8.23        302,783.28         734           78.29
13 - 18                              5         1,684,667.00         1.31        336,933.40         696           62.65
19 - 24                              1           400,000.00         0.31        400,000.00         665           70.80
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             461      $128,791,720.86       100.00%    $  279,374.67         713           70.49%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 6A Mortgage Loans is expected to be approximately 4 months.

                                                                              60

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 6B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 6B Mortgage Loans consist of 10/1 One-Year, or Six-Month LIBOR and
One-Year CMT based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 91.16% of the Group 6B Mortgage Loans require only the payment of interest until the 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year, or Six-Month LIBOR and One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year, or
Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year, or Six-Month LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal.
The One-Year CMT will be the weekly average yield on United States Treasury
Securities adjusted to a constant maturity of one year, as made available by the
Federal Reserve Board, published in Federal Reserve Statistical Release H.15
(519) and most recently available as of the date 45 days before the applicable
Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.000% to 13.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each
Mortgage Loan's respective Gross Margin.

2.92% of the Group 6B Mortgage Loans are subject to Prepayment Penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                COLLATERAL SUMMARY    RANGE (IF APPLICABLE)
                                                                ------------------    ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                      $320,640,624
TOTAL NUMBER OF LOANS                                                        492
AVERAGE LOAN PRINCIPAL BALANCE                                          $651,709      $417,620 to $3,000,000
WA GROSS COUPON                                                           6.345%            5.000% to 7.875%
WA FICO                                                                      715                  623 to 817
WA ORIGINAL TERM                                                      360 months
WA REMAINING TERM                                                     357 months           351 to 359 months
WA OLTV                                                                   70.24%            28.92% to 95.00%
WA DTI                                                                    37.37%             3.92% to 60.72%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                               117 months           110 to 119 months
WA GROSS MARGIN                                                           2.676%            2.250% to 3.810%
WA RATE CEILING                                                          11.694%          10.000% to 13.500%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES           CA             74.23%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL     NY              5.08%
BALANCE                                                    FL              3.42%
                                                           CO              2.49%
                                                           VA              2.46%
------------------------------------------------------------------------------------------------------------

                                                                              61

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                           OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 6B MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
    OCCUPANCY                    LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Primary Residence                  440      $286,775,391.15        89.44%    $  651,762.25         713           70.47%
Investor Property                   36        23,955,279.28         7.47        665,424.42         743           66.88
Second Home                         16         9,909,953.49         3.09        619,372.09         727           71.88
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $320,640,623.92       100.00%    $  651,708.59         715           70.24%
==========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                      PROPERTY TYPES OF THE GROUP 6B MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
     PROPERTY TYPE               LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Single Family Residence            321      $209,123,292.91        65.22%    $  651,474.43         712           69.42%
PUD                                109        69,468,795.59        21.67        637,328.40         717           73.29
Condominium                         41        26,287,021.19         8.20        641,146.86         731           70.53
2-Family                            15        11,105,464.75         3.46        740,364.32         716           67.70
4-Family                             3         2,704,049.48         0.84        901,349.83         760           68.42
Townhouse                            2         1,190,000.00         0.37        595,000.00         692           68.58
3-Family                             1           762,000.00         0.24        762,000.00         754           54.43
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $320,640,623.92       100.00%    $  651,708.59         715           70.24%
==========================================================================================================================

                                   MORTGAGE LOAN PURPOSE OF THE GROUP 6B MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
      PURPOSE                    LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Refinance-Cashout                  233      $153,737,645.13        47.95%    $  659,818.22         712           67.06%
Purchase                           200       122,736,799.35        38.28        613,684.00         720           76.47
Refinance-Rate/Term                 59        44,166,179.44        13.77        748,579.31         716           64.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $320,640,623.92       100.00%    $  651,708.59         715           70.24%
==========================================================================================================================

                                                                              62

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                   GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                            OF THE GROUP 6B MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
    GEOGRAPHIC AREA              LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Arizona                              9      $  6,368,567.88         1.99%    $  707,618.65         728           74.36%
California                         365       238,003,208.51        74.23        652,063.58         718           69.45
Colorado                            12         7,986,678.16         2.49        665,556.51         721           72.19
Connecticut                          1           584,000.00         0.18        584,000.00         637           80.00
Florida                             18        10,977,080.76         3.42        609,837.82         716           71.37
Georgia                              4         2,210,015.00         0.69        552,503.75         703           74.66
Hawaii                               3         2,342,911.95         0.73        780,970.65         687           58.38
Idaho                                1           490,000.00         0.15        490,000.00         777           67.59
Illinois                             3         4,269,500.00         1.33      1,423,166.67         750           62.91
Maryland                             9         4,563,807.13         1.42        507,089.68         670           77.04
Massachusetts                        2           977,854.39         0.30        488,927.20         729           84.85
Michigan                             1           959,951.93         0.30        959,951.93         708           80.00
Nevada                              13         7,598,486.69         2.37        584,498.98         723           72.15
New Hampshire                        1           740,000.00         0.23        740,000.00         787           80.00
New Jersey                           4         2,114,750.00         0.66        528,687.50         654           77.54
New York                            22        16,272,727.24         5.08        739,669.42         689           69.76
Oregon                               1           448,713.40         0.14        448,713.40         640           78.26
Texas                                3         2,456,597.44         0.77        818,865.81         711           73.47
Virginia                            15         7,895,193.97         2.46        526,346.26         711           77.47
Washington                           5         3,380,579.47         1.05        676,115.89         708           78.18
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $320,640,623.92       100.00%    $  651,708.59         715           70.24%
==========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 1.39% of the Group 6B
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              63

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                       CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 6B MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
  CURRENT MORTGAGE LOAN        MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
  PRINCIPAL BALANCES ($)         LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

400,000.01 - 450,000.00             53      $ 23,088,939.54         7.20%    $  435,640.37         716           77.93%
450,000.01 - 500,000.00             87        41,355,434.65        12.90        475,349.82         711           74.16
500,000.01 - 550,000.00             69        36,352,340.93        11.34        526,845.52         708           72.31
550,000.01 - 600,000.00             70        40,565,948.00        12.65        579,513.54         706           75.02
600,000.01 - 650,000.00             61        38,576,943.62        12.03        632,408.91         705           71.27
650,000.01 - 700,000.00             22        15,029,762.22         4.69        683,171.01         723           68.40
700,000.01 - 750,000.00             31        22,763,352.93         7.10        734,301.71         714           64.73
750,000.01 - 800,000.00             14        10,959,063.14         3.42        782,790.22         730           69.47
800,000.01 - 850,000.00             19        15,814,628.36         4.93        832,348.86         732           67.41
850,000.01 - 900,000.00             11         9,673,670.78         3.02        879,424.62         724           69.82
900,000.01 - 950,000.00             11        10,162,881.64         3.17        923,898.33         707           68.12
950,000.01 - 1,000,000.00           27        26,628,114.13         8.30        986,226.45         723           64.84
1,000,000.01 - 1,500,000.00         10        13,547,543.98         4.23      1,354,754.40         728           67.87
1,500,000.01 - 2,000,000.00          4         7,122,000.00         2.22      1,780,500.00         742           53.04
2,500,000.01 - 3,000,000.00          3         9,000,000.00         2.81      3,000,000.00         734           57.18
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $320,640,623.92       100.00%    $  651,708.59         715           70.24%
==========================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 6B Mortgage Loans is expected to be approximately $651,709.

                                                                              64

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                             ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 6B MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
       ORIGINAL                NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
 LOAN-TO-VALUE RATIOS          MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
         (%)                     LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

25.01 - 30.00                        1      $    534,999.46         0.17%    $  534,999.46         789           28.92%
30.01 - 35.00                        4         3,709,000.00         1.16        927,250.00         732           33.67
35.01 - 40.00                        6         3,876,983.69         1.21        646,163.95         736           36.91
40.01 - 45.00                        7         5,511,700.00         1.72        787,385.71         719           43.21
45.01 - 50.00                       10         9,899,907.16         3.09        989,990.72         735           49.34
50.01 - 55.00                       16        11,358,109.89         3.54        709,881.87         726           52.57
55.01 - 60.00                       39        31,573,635.78         9.85        809,580.40         719           58.27
60.01 - 65.00                       53        39,345,952.18        12.27        742,376.46         719           63.34
65.01 - 70.00                       43        30,754,732.39         9.59        715,226.33         712           68.69
70.01 - 75.00                       67        46,130,396.10        14.39        688,513.37         716           74.27
75.01 - 80.00                      236       133,258,049.91        41.56        564,652.75         710           79.68
85.01 - 90.00                        7         3,281,807.36         1.02        468,829.62         725           89.84
90.01 - 95.00                        3         1,405,350.00         0.44        468,450.00         729           94.20
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $320,640,623.92       100.00%    $  651,708.59         715           70.24%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 6B Mortgage Loans is expected to be approximately
      70.24%.

                                                                              65

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                            CURRENT MORTGAGE INTEREST RATES OF THE GROUP 6B MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
   CURRENT MORTGAGE            MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
  INTEREST RATES (%)             LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

4.751 - 5.000                        1      $    560,669.84         0.17%    $  560,669.84         791           79.94%
5.001 - 5.250                        2         1,572,000.00         0.49        786,000.00         705           58.46
5.251 - 5.500                        2         1,024,724.17         0.32        512,362.09         724           80.00
5.501 - 5.750                       15         9,998,778.90         3.12        666,585.26         734           70.74
5.751 - 6.000                       62        41,569,027.02        12.96        670,468.18         732           66.06
6.001 - 6.250                      161       110,432,504.71        34.44        685,916.18         720           68.12
6.251 - 6.500                      128        80,568,205.72        25.13        629,439.11         711           71.93
6.501 - 6.750                       68        41,404,393.97        12.91        608,888.15         701           72.89
6.751 - 7.000                       33        22,422,265.92         6.99        679,462.60         704           72.95
7.001 - 7.250                        9         5,181,147.67         1.62        575,683.07         708           77.32
7.251 - 7.500                        9         4,970,120.00         1.55        552,235.56         688           79.81
7.501 - 7.750                        1           463,600.00         0.14        463,600.00         690           95.00
7.751 - 8.000                        1           473,186.00         0.15        473,186.00         631           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $320,640,623.92       100.00%    $  651,708.59         715           70.24%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 6B Mortgage Loans is expected to be approximately 6.345%
      per annum.

                                                                              66

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                     GROSS MARGINS OF THE GROUP 6B MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
   GROSS MARGIN (%)              LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                       80      $ 50,310,024.39        15.69%    $  628,875.30         730           72.04%
2.501 - 2.750                      409       268,926,505.64        83.87        657,522.02         712           69.80
3.501 - 3.750                        1           473,866.89         0.15        473,866.89         798           90.00
3.751 - 4.000                        2           930,227.00         0.29        465,113.50         758           91.48
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $320,640,623.92       100.00%    $  651,708.59         715           70.24%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 6B
      Mortgage Loans is expected to be approximately 2.676% per annum.

                                     RATE CEILINGS OF THE GROUP 6B MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
  RATE CEILINGS (%)              LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

9.751 - 10.000                       1      $    560,669.84         0.17%    $  560,669.84         791           79.94%
10.001 - 10.250                      1           572,000.00         0.18        572,000.00         720           77.82
10.251 - 10.500                      2         1,024,724.17         0.32        512,362.09         724           80.00
10.501 - 10.750                     10         6,910,853.63         2.16        691,085.36         734           71.25
10.751 - 11.000                     39        28,908,244.36         9.02        741,237.03         741           62.52
11.001 - 11.250                    119        84,841,379.14        26.46        712,952.77         725           66.75
11.251 - 11.500                     77        50,292,604.71        15.69        653,150.71         710           70.16
11.501 - 11.750                     36        21,571,058.44         6.73        599,196.07         697           73.68
11.751 - 12.000                     39        23,284,955.16         7.26        597,050.13         710           73.73
12.001 - 12.250                     48        29,461,375.75         9.19        613,778.66         708           72.41
12.251 - 12.500                     58        33,961,721.01        10.59        585,546.91         710           75.39
12.501 - 12.750                     38        23,384,860.80         7.29        615,391.07         709           72.16
12.751 - 13.000                     18        12,271,279.42         3.83        681,737.75         697           72.95
13.001 - 13.250                      4         2,310,897.49         0.72        577,724.37         668           75.47
13.251 - 13.500                      2         1,284,000.00         0.40        642,000.00         680           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $320,640,623.92       100.00%    $  651,708.59         715           70.24%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 6B
      Mortgage Loans is expected to be approximately 11.694% per annum.

                                                                              67

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                              FIRST RATE ADJUSTMENT DATE OF THE GROUP 6B MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
     FIRST RATE                MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
  ADJUSTMENT DATE                LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

July 1, 2015                         4      $  1,840,538.88         0.57%    $  460,134.72         749           90.75%
August 1, 2015                       1           537,600.00         0.17        537,600.00         757           59.73
September 1, 2015                    4         2,305,945.64         0.72        576,486.41         743           70.38
October 1, 2015                     14         8,444,751.86         2.63        603,196.56         707           76.75
November 1, 2015                    26        14,230,868.37         4.44        547,341.09         710           77.29
December 1, 2015                    21        14,150,316.36         4.41        673,824.59         723           74.29
January 1, 2016                    222       143,647,667.63        44.80        647,061.57         718           70.32
February 1, 2016                   180       122,689,500.17        38.26        681,608.33         712           68.03
March 1, 2016                       20        12,793,435.01         3.99        639,671.75         709           71.45
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $320,640,623.92       100.00%    $  651,708.59         715           70.24%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 6B Mortgage Loans is expected to be approximately 117 months.

                                    REMAINING TERMS OF THE GROUP 6B MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
   REMAINING TERM              MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
      (MONTHS)                   LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

341 - 360                          492      $320,640,623.92       100.00%    $  651,708.59         715           70.24%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $320,640,623.92       100.00%    $  651,708.59         715           70.24%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 6B Mortgage Loans is expected to be approximately
      357 months.

                                                                              68

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                             CREDIT SCORING OF MORTGAGORS OF THE GROUP 6B MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
   CREDIT SCORES                 LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

801 - 850                            7      $  4,675,430.72         1.46%    $  667,918.67         806           64.87%
751 - 800                          125        84,329,665.82        26.30        674,637.33         774           68.33
701 - 750                          143        94,322,344.94        29.42        659,596.82         726           71.07
651 - 700                          170       111,051,063.00        34.63        653,241.55         678           70.72
601 - 650                           47        26,262,119.44         8.19        558,768.50         637           72.33
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $320,640,623.92       100.00%    $  651,708.59         715           70.24%
==========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              69

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                      ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 6B MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
      ORIGINAL                 NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
   DEBT-TO-INCOME              MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
     RATIOS (%)                  LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

1.01 - 5.00                          1      $    529,850.00         0.17%    $  529,850.00         743           79.70%
5.01 - 10.00                         1           427,988.75         0.13        427,988.75         722           80.00
10.01 - 15.00                        1           450,500.00         0.14        450,500.00         651           68.78
15.01 - 20.00                        7         7,341,471.97         2.29      1,048,781.71         739           70.00
20.01 - 25.00                       17        12,930,629.52         4.03        760,625.27         734           66.51
25.01 - 30.00                       18        12,106,155.09         3.78        672,564.17         703           71.83
30.01 - 35.00                       49        31,845,888.10         9.93        649,916.08         718           70.47
35.01 - 40.00                      109        66,425,866.88        20.72        609,411.62         717           74.41
40.01 - 45.00                      124        79,584,447.80        24.82        641,810.06         703           74.76
45.01 - 50.00                       25        15,263,547.39         4.76        610,541.90         713           74.41
50.01 - 55.00                        3         1,665,409.24         0.52        555,136.41         717           75.61
55.01 - 60.00                        1           567,700.00         0.18        567,700.00         666           74.11
60.01 - 65.00                        1           592,000.00         0.18        592,000.00         784           80.00
Not Scored                         135        90,909,169.18        28.35        673,401.25         721           62.52
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $320,640,623.92       100.00%    $  651,708.59         715           70.24%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 6B Mortgage Loans is expected to be approximately 37.37%.

                               MONTHS SINCE ORIGINATION OF THE GROUP 6B MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
   MONTHS SINCE                MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL        AVERAGE         AVERAGE
   ORIGINATION                   LOANS          BALANCE          BALANCE        BALANCE       CREDIT SCORE    ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

1 - 6                              459      $300,782,264.69        93.81%    $  655,299.05         715           69.96%
7 - 12                              28        15,838,111.38         4.94        565,646.84         717           76.98
13 - 18                              3         2,622,747.85         0.82        874,249.28         713           65.65
19 - 24                              2         1,397,500.00         0.44        698,750.00         705           64.01
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             492      $320,640,623.92       100.00%    $  651,708.59         715           70.24%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 6B Mortgage Loans is expected to be approximately 4 months.

                                                                              70

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      AGGREGATE GROUP 6 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Aggregate Group 6 Mortgage Loans consist of 10/1 One-Year, or Six-Month
LIBOR and One-Year CMT based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 89.95% of the Aggregate Group 6 Mortgage
Loans require only the payment of interest until the 121st payment. The mortgage interest rates will be indexed to One-Year, or Six-Month LIBOR and One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross
Margin"). The One-Year, or Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year, or Six-Month LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The One-Year CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from
10.000% to 14.375%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

2.97% of the Aggregate Group 6 Mortgage Loans are subject to Prepayment Penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                 COLLATERAL SUMMARY             RANGE (IF APPLICABLE)
                                                                 ------------------            -----------------------

TOTAL OUTSTANDING LOAN BALANCE                                         $449,432,345
TOTAL NUMBER OF LOANS                                                           953
AVERAGE LOAN PRINCIPAL BALANCE                                             $471,597              $37,344 to $3,000,000
WA GROSS COUPON                                                              6.366%                   5.000% to 8.375%
WA FICO                                                                         715                         620 to 817
WA ORIGINAL TERM                                                         360 months
WA REMAINING TERM                                                        357 months                  350 to 359 months
WA OLTV                                                                      70.31%                   17.44% to 95.00%
WA DTI                                                                       37.29%                    3.92% to 62.09%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                  117 months                  110 to 119 months
WA GROSS MARGIN                                                              2.675%                   2.250% to 3.810%
WA RATE CEILING                                                             11.737%                 10.000% to 14.375%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES           CA                68.28%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL     NY                 5.29%
BALANCE                                                    FL                 4.02%
                                                           VA                 3.60%
                                                           CO                 2.41%
--------------------------------------------------------------------------------------------------------------------------

                                                                              71

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                       OCCUPANCY OF MORTGAGED PROPERTIES OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
       OCCUPANCY                 LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Primary Residence                  791      $387,327,588.53        86.18%    $  489,668.25         712           70.92%
Investor Property                  130        47,964,134.31        10.67        368,954.88         735           64.79
Second Home                         32        14,140,621.94         3.15        441,894.44         722           72.50
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $449,432,344.78       100.00%    $  471,597.42         715           70.31%
==========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                  PROPERTY TYPES OF THE AGGREGATE GROUP 6 MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
       PROPERTY TYPE             LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Single Family Residence            569      $275,962,670.22        61.40%    $  484,995.91         712           69.54%
PUD                                199        93,319,485.91        20.76        468,942.14         716           73.43
Condominium                        114        44,653,361.56         9.94        391,696.15         728           71.60
2-Family                            39        19,586,699.29         4.36        502,223.06         715           67.17
4-Family                            12         7,366,522.01         1.64        613,876.83         749           65.68
3-Family                            11         5,483,147.62         1.22        498,467.97         716           64.41
Townhouse                            9         3,060,458.17         0.68        340,050.91         687           68.30
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $449,432,344.78       100.00%    $  471,597.42         715           70.31%
==========================================================================================================================

                               MORTGAGE LOAN PURPOSE OF THE AGGREGATE GROUP 6 MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
          PURPOSE                LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Refinance-Cashout                  430      $209,598,686.62        46.64%    $  487,438.81         711           66.38%
Purchase                           416       182,812,565.76        40.68        439,453.28         720           76.45
Refinance-Rate/Term                107        57,021,092.40        12.69        532,907.41         713           65.09
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $449,432,344.78       100.00%    $  471,597.42         715           70.31%
==========================================================================================================================

                                                                              72

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                   GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                       OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
      GEOGRAPHIC AREA            LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Arizona                             31      $ 10,658,480.50         2.37%    $  343,821.95         723           73.68%
California                         579       306,887,120.18        68.28        530,029.57         718           68.79
Colorado                            27        10,828,649.91         2.41        401,061.11         719           74.16
Connecticut                          5         1,890,730.14         0.42        378,146.03         691           74.86
Delaware                             2           683,464.99         0.15        341,732.50         774           79.54
District of Columbia                 1           417,000.00         0.09        417,000.00         652           63.86
Florida                             56        18,084,193.70         4.02        322,932.03         715           71.81
Georgia                              7         2,702,284.76         0.60        386,040.68         704           76.17
Hawaii                               9         4,374,074.32         0.97        486,008.26         707           64.36
Idaho                                1           490,000.00         0.11        490,000.00         777           67.59
Illinois                            12         6,512,503.69         1.45        542,708.64         736           66.13
Maryland                            31        10,507,983.02         2.34        338,967.19         671           77.75
Massachusetts                        6         2,080,027.48         0.46        346,671.25         704           82.04
Michigan                             5         1,778,076.63         0.40        355,615.33         698           77.87
Minnesota                            2           452,501.25         0.10        226,250.63         676           78.15
Missouri                             4         1,107,641.02         0.25        276,910.26         725           80.68
Nevada                              23        10,017,414.72         2.23        435,539.77         723           73.06
New Hampshire                        2           839,395.18         0.19        419,697.59         787           80.00
New Jersey                          16         5,520,841.76         1.23        345,052.61         679           76.26
New York                            43        23,788,288.78         5.29        553,216.02         692           71.77
North Carolina                       2           484,123.28         0.11        242,061.64         726           79.64
Ohio                                 3           216,388.80         0.05         72,129.60         781           68.45
Oregon                               6         1,856,329.37         0.41        309,388.23         718           75.29
Pennsylvania                         4           695,711.65         0.15        173,927.91         662           75.84
Rhode Island                         1           360,000.00         0.08        360,000.00         743           58.54
South Carolina                       2           380,000.00         0.08        190,000.00         756           80.00
Tennessee                            1           191,974.00         0.04        191,974.00         712           80.00
Texas                                9         3,545,623.36         0.79        393,958.15         714           72.93
Utah                                 5           762,962.87         0.17        152,592.57         738           73.54
Virginia                            44        16,174,326.14         3.60        367,598.32         708           76.15
Washington                          13         4,995,437.32         1.11        384,264.41         702           76.22
Wisconsin                            1           148,795.96         0.03        148,795.96         751           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $449,432,344.78       100.00%    $  471,597.42         715           70.31%
==========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 1.15% of the Aggregate
      Group 6 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              73

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
   CURRENT MORTGAGE LOAN       MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
  PRINCIPAL BALANCES ($)         LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                     3      $    124,555.71         0.03%    $   41,518.57         750           63.77%
50,000.01 - 100,000.00              14         1,260,229.80         0.28         90,016.41         739           59.40
100,000.01 - 150,000.00             52         6,943,494.60         1.54        133,528.74         711           69.72
150,000.01 - 200,000.00             68        11,904,518.42         2.65        175,066.45         713           66.96
200,000.01 - 250,000.00             51        11,695,591.88         2.60        229,325.33         698           70.99
250,000.01 - 300,000.00             68        18,740,587.30         4.17        275,596.87         710           71.64
300,000.01 - 350,000.00             74        24,218,892.13         5.39        327,282.33         708           70.69
350,000.01 - 400,000.00             83        31,426,239.95         6.99        378,629.40         720           72.38
400,000.01 - 450,000.00             84        35,977,600.09         8.01        428,304.76         716           74.66
450,000.01 - 500,000.00             90        42,787,934.03         9.52        475,421.49         713           73.44
500,000.01 - 550,000.00             76        40,022,183.64         8.91        526,607.68         706           72.65
550,000.01 - 600,000.00             73        42,311,556.43         9.41        579,610.36         708           74.68
600,000.01 - 650,000.00             63        39,841,943.62         8.86        632,411.80         707           71.44
650,000.01 - 700,000.00             22        15,029,762.22         3.34        683,171.01         723           68.40
700,000.01 - 750,000.00             33        24,239,352.93         5.39        734,525.85         714           64.92
750,000.01 - 800,000.00             14        10,959,063.14         2.44        782,790.22         730           69.47
800,000.01 - 850,000.00             19        15,814,628.36         3.52        832,348.86         732           67.41
850,000.01 - 900,000.00             11         9,673,670.78         2.15        879,424.62         724           69.82
900,000.01 - 950,000.00             11        10,162,881.64         2.26        923,898.33         707           68.12
950,000.01 - 1,000,000.00           27        26,628,114.13         5.92        986,226.45         723           64.84
1,000,000.01 - 1,500,000.00         10        13,547,543.98         3.01      1,354,754.40         728           67.87
1,500,000.01 - 2,000,000.00          4         7,122,000.00         1.58      1,780,500.00         742           53.04
2,500,000.01 - 3,000,000.00          3         9,000,000.00         2.00      3,000,000.00         734           57.18
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $449,432,344.78       100.00%    $  471,597.42         715           70.31%
==========================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Aggregate Group 6 Mortgage Loans is expected to be approximately $471,597.

                                                                              74

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                        ORIGINAL LOAN-TO-VALUE RATIOS OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
     ORIGINAL LOAN-TO-         MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
     VALUE RATIOS (%)            LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

15.01 - 20.00                        3      $    368,909.73         0.08%    $  122,969.91         753           18.33%
25.01 - 30.00                        4         1,189,634.25         0.26        297,408.56         737           27.70
30.01 - 35.00                        9         5,025,168.14         1.12        558,352.02         736           33.38
35.01 - 40.00                        8         4,138,675.47         0.92        517,334.43         737           36.98
40.01 - 45.00                       26         9,782,019.80         2.18        376,231.53         728           43.03
45.01 - 50.00                       32        16,519,347.91         3.68        516,229.62         737           48.79
50.01 - 55.00                       36        16,203,059.21         3.61        450,084.98         725           52.51
55.01 - 60.00                       68        40,891,517.25         9.10        601,345.84         721           58.03
60.01 - 65.00                      110        54,599,973.31        12.15        496,363.39         717           63.41
65.01 - 70.00                       69        38,457,870.19         8.56        557,360.44         710           68.78
70.01 - 75.00                       98        56,468,984.37        12.56        576,214.13         714           74.22
75.01 - 80.00                      463       197,144,771.50        43.87        425,798.64         710           79.70
80.01 - 85.00                        1           309,667.00         0.07        309,667.00         641           81.92
85.01 - 90.00                       20         6,601,455.83         1.47        330,072.79         710           89.49
90.01 - 95.00                        6         1,731,290.82         0.39        288,548.47         728           94.35
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $449,432,344.78       100.00%    $  471,597.42         715           70.31%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Aggregate Group 6 Mortgage Loans is expected to be approximately 70.31%.

                                                                              75

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                        CURRENT MORTGAGE INTEREST RATES OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
     CURRENT MORTGAGE          MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
    INTEREST RATES (%)           LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

4.751 - 5.000                        1      $    560,669.84         0.12%    $  560,669.84         791           79.94%
5.001 - 5.250                        4         2,240,117.15         0.50        560,029.29         734           60.20
5.251 - 5.500                        5         1,625,124.17         0.36        325,024.83         742           72.06
5.501 - 5.750                       27        13,858,441.60         3.08        513,275.61         740           69.67
5.751 - 6.000                      115        56,662,771.93        12.61        492,719.76         731           65.76
6.001 - 6.250                      292       148,842,361.52        33.12        509,734.11         720           67.19
6.251 - 6.500                      236       110,888,219.32        24.67        469,865.34         708           72.19
6.501 - 6.750                      141        60,191,184.94        13.39        426,887.84         703           73.71
6.751 - 7.000                       81        35,200,787.71         7.83        434,577.63         704           74.90
7.001 - 7.250                       26         9,753,494.64         2.17        375,134.41         707           77.95
7.251 - 7.500                       18         7,766,301.88         1.73        431,461.22         698           79.63
7.501 - 7.750                        4           933,784.08         0.21        233,446.02         671           87.45
7.751 - 8.000                        2           831,186.00         0.18        415,593.00         642           78.70
8.251 - 8.500                        1            77,900.00         0.02         77,900.00         744           95.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $449,432,344.78       100.00%    $  471,597.42         715           70.31%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Aggregate Group 6 Mortgage Loans is expected to be approximately 6.366% per annum.

                                                                              76

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                 GROSS MARGINS OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
     GROSS MARGIN (%)            LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                      165      $ 74,814,036.42        16.65%    $  453,418.40         730           73.17%
2.501 - 2.750                      774       370,593,070.11        82.46        478,802.42         712           69.52
3.251 - 3.500                        3           627,869.76         0.14        209,289.92         707           88.84
3.501 - 3.750                        7         1,941,741.49         0.43        277,391.64         731           90.31
3.751 - 4.000                        4         1,455,627.00         0.32        363,906.75         739           91.07
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $449,432,344.78       100.00%    $  471,597.42         715           70.31%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Aggregate
      Group 6 Mortgage Loans is expected to be approximately 2.675% per annum.

                                RATE CEILINGS OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
    RATE CEILINGS (%)            LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

9.751 - 10.000                       1      $    560,669.84         0.12%    $  560,669.84         791           79.94%
10.001 - 10.250                      3         1,240,117.15         0.28        413,372.38         765           70.53
10.251 - 10.500                      4         1,480,124.17         0.33        370,031.04         736           74.94
10.501 - 10.750                     22        10,770,516.33         2.40        489,568.92         741           69.70
10.751 - 11.000                     77        38,836,432.74         8.64        504,369.26         736           63.04
11.001 - 11.250                    213       112,461,132.69        25.02        527,986.54         724           66.03
11.251 - 11.500                    138        67,285,642.12        14.97        487,577.12         708           71.26
11.501 - 11.750                     76        31,658,580.30         7.04        416,560.27         702           74.52
11.751 - 12.000                     60        30,149,935.73         6.71        502,498.93         717           72.71
12.001 - 12.250                     89        41,646,460.87         9.27        467,937.76         707           71.08
12.251 - 12.500                    109        48,396,738.26        10.77        444,006.77         708           74.13
12.501 - 12.750                     72        32,227,925.99         7.17        447,610.08         707           72.85
12.751 - 13.000                     61        23,708,377.17         5.28        388,661.92         698           75.40
13.001 - 13.250                     17         5,488,262.60         1.22        322,838.98         702           77.06
13.251 - 13.500                      8         3,117,140.82         0.69        389,642.60         701           79.39
13.501 - 13.750                      2           326,388.00         0.07        163,194.00         665           80.00
14.251 - 14.500                      1            77,900.00         0.02         77,900.00         744           95.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $449,432,344.78       100.00%    $  471,597.42         715           70.31%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Aggregate
      Group 6 Mortgage Loans is expected to be approximately 11.737% per annum.

                                                                              77

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                          FIRST RATE ADJUSTMENT DATE OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
        FIRST RATE             MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
      ADJUSTMENT DATE            LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

June 1, 2015                         1      $    120,452.51         0.03%    $  120,452.51         729           90.00%
July 1, 2015                        11         4,040,201.55         0.90        367,291.05         731           88.35
August 1, 2015                       3           844,000.00         0.19        281,333.33         744           70.64
September 1, 2015                    7         2,902,915.40         0.65        414,702.20         728           74.53
October 1, 2015                     32        14,680,282.59         3.27        458,758.83         721           75.93
November 1, 2015                    49        20,816,343.68         4.63        424,823.34         715           77.49
December 1, 2015                    35        18,168,245.64         4.04        519,092.73         721           73.30
January 1, 2016                    430       199,042,933.68        44.29        462,890.54         718           70.29
February 1, 2016                   357       173,744,421.96        38.66        486,679.05         711           68.11
March 1, 2016                       28        15,072,547.77         3.35        538,305.28         704           71.13
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $449,432,344.78       100.00%    $  471,597.42         715           70.31%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Aggregate Group 6 Mortgage Loans is expected to be approximately 117 months.

                               REMAINING TERMS OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
      REMAINING TERM           MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
         (MONTHS)                LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

341 - 360                          953      $449,432,344.78       100.00%    $  471,597.42         715           70.31%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $449,432,344.78       100.00%    $  471,597.42         715           70.31%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Aggregate Group 6 Mortgage Loans is expected to be approximately 357 months.

                                                                              78

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                         CREDIT SCORING OF MORTGAGORS OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
       CREDIT SCORES             LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

801 - 850                           21      $  8,513,033.03         1.89%    $  405,382.53         805           64.21%
751 - 800                          234       115,201,310.89        25.63        492,313.29         773           67.86
701 - 750                          280       132,491,429.40        29.48        473,183.68         725           71.13
651 - 700                          315       152,482,043.41        33.93        484,069.98         677           71.23
601 - 650                          103        40,744,528.05         9.07        395,577.94         637           72.41
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $449,432,344.78       100.00%    $  471,597.42         715           70.31%
==========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              79

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                 ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
     ORIGINAL DEBT-TO-         MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
     INCOME RATIOS (%)           LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

1.01 - 5.00                          1      $    529,850.00         0.12%    $  529,850.00         743           79.70%
5.01 - 10.00                         2           627,988.75         0.14        313,994.38         741           72.52
10.01 - 15.00                        3           823,490.00         0.18        274,496.67         697           73.65
15.01 - 20.00                       17        10,781,925.99         2.40        634,230.94         731           70.34
20.01 - 25.00                       26        15,697,787.38         3.49        603,761.05         733           66.57
25.01 - 30.00                       44        18,910,050.33         4.21        429,773.87         707           72.11
30.01 - 35.00                      111        49,393,450.60        10.99        444,986.04         718           71.14
35.01 - 40.00                      194        90,944,430.52        20.24        468,785.72         717           74.67
40.01 - 45.00                      228       109,438,780.19        24.35        479,994.65         704           75.05
45.01 - 50.00                       46        21,252,028.44         4.73        462,000.62         712           75.11
50.01 - 55.00                        6         2,258,118.30         0.50        376,353.05         711           76.53
55.01 - 60.00                        1           567,700.00         0.13        567,700.00         666           74.11
60.01 - 65.00                        2           745,802.14         0.17        372,901.07         767           80.00
Not Scored                         272       127,460,942.14        28.36        468,606.40         719           61.96
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $449,432,344.78       100.00%    $  471,597.42         715           70.31%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Aggregate Group 6 Mortgage Loans is expected to be approximately
      37.29%.

                           MONTHS SINCE ORIGINATION OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
       MONTHS SINCE            MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
        ORIGINATION              LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

1 - 6                              879      $416,891,903.71        92.76%    $  474,279.75         714           69.94%
7 - 12                              63        26,435,526.22         5.88        419,611.53         724           77.51
13 - 18                              8         4,307,414.85         0.96        538,426.86         706           64.48
19 - 24                              3         1,797,500.00         0.40        599,166.67         696           65.52
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             953      $449,432,344.78       100.00%    $  471,597.42         715           70.31%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Aggregate Group 6 Mortgage Loans is expected to be approximately 4 months.

                                                                              80

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      AGGREGATE GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Aggregate Group 2 Mortgage Loans consist of One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage
Loans have a fixed interest rate for the first 3, 5, or 7 years after origination and thereafter the Mortgage Loans have a variable interest rate.
Approximately 71.65% of the Aggregate Group 2 Mortgage Loans require only the payment of interest until the 37th, 61st, or 85th payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross
Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii)
forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal.
The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.255% to 13.125%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                 COLLATERAL SUMMARY             RANGE (IF APPLICABLE)
                                                                 ------------------            -----------------------

TOTAL OUTSTANDING LOAN BALANCE                                         $267,601,527
TOTAL NUMBER OF LOANS                                                           459
AVERAGE LOAN PRINCIPAL BALANCE                                             $583,010             $115,254 to $1,462,500
WA GROSS COUPON                                                              5.910%                   4.500% to 7.250%
WA FICO                                                                         745                         629 to 819
WA ORIGINAL TERM                                                         360 months
WA REMAINING TERM                                                        360 months                  353 to 360 months
WA OLTV                                                                      72.82%                    7.83% to 90.00%
WA DTI                                                                       36.47%                    7.62% to 67.30%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                   61 months                    32 to 84 months
WA GROSS MARGIN                                                              2.250%
WA RATE CEILING                                                             10.997%                  9.255% to 13.125%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES           CA                50.88%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL     FL                13.28%
BALANCE                                                    VA                 5.97%
                                                           MD                 4.02%
                                                           WA                 3.21%
--------------------------------------------------------------------------------------------------------------------------

                                                                              81

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                      OCCUPANCY OF MORTGAGED PROPERTIES OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL    AVERAGE CREDIT      AVERAGE
         OCCUPANCY               LOANS          BALANCE          BALANCE         BALANCE          SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Primary Residence                  407      $236,041,130.39        88.21%    $  579,953.64         745           72.89%
Second Home                         48        29,956,142.71        11.19        624,086.31         750           72.71
Investor Property                    4         1,604,253.89         0.60        401,063.47         738           64.78
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $267,601,526.99       100.00%    $  583,009.86         745           72.82%
==========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                  PROPERTY TYPES OF THE AGGREGATE GROUP 2 MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL    AVERAGE CREDIT      AVERAGE
      PROPERTY TYPE              LOANS          BALANCE          BALANCE         BALANCE          SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Single Family Residence            264      $151,359,323.59        56.56%    $  573,330.77         743           71.53%
PUD                                132        79,311,257.42        29.64        600,842.86         744           73.99
Condominium                         60        35,324,513.06        13.20        588,741.88         759           75.65
2-Family                             2           998,432.92         0.37        499,216.46         751           70.90
Townhouse                            1           608,000.00         0.23        608,000.00         663           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $267,601,526.99       100.00%    $  583,009.86         745           72.82%
==========================================================================================================================

                              MORTGAGE LOAN PURPOSE OF THE AGGREGATE GROUP 2 MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL    AVERAGE CREDIT      AVERAGE
          PURPOSE                LOANS          BALANCE          BALANCE         BALANCE          SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Purchase                           314      $184,116,500.23        68.80%    $  586,358.28         751           75.42%
Refinance-Rate/Term                 73        43,378,993.60        16.21        594,232.79         732           66.57
Refinance-Cashout                   72        40,106,033.16        14.99        557,028.24         735           67.65
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $267,601,526.99       100.00%    $  583,009.86         745           72.82%
==========================================================================================================================

                                                                              82

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                   GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                       OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL    AVERAGE CREDIT      AVERAGE
     GEOGRAPHIC AREA             LOANS          BALANCE          BALANCE         BALANCE          SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Arizona                             11      $  5,624,293.17         2.10%    $  511,299.38         761           73.55%
California                         230       136,157,214.69        50.88        591,987.89         745           72.69
Colorado                             3         1,730,500.00         0.65        576,833.33         727           72.69
Connecticut                          1           688,000.00         0.26        688,000.00         741           80.00
District of Columbia                 5         3,039,200.00         1.14        607,840.00         774           74.37
Florida                             57        35,541,624.62        13.28        623,537.27         749           71.63
Georgia                              9         3,920,088.11         1.46        435,565.35         755           79.45
Hawaii                               1           800,000.00         0.30        800,000.00         765           66.67
Illinois                            12         7,804,518.34         2.92        650,376.53         763           74.34
Louisiana                            1           431,007.72         0.16        431,007.72         708           80.00
Maryland                            21        10,753,760.69         4.02        512,083.84         725           75.02
Massachusetts                        3         1,423,932.92         0.53        474,644.31         733           80.00
Minnesota                            1           659,294.41         0.25        659,294.41         761           80.00
Missouri                             2           587,000.00         0.22        293,500.00         691           82.85
Nevada                               8         5,488,420.00         2.05        686,052.50         726           67.60
New Jersey                           3         1,567,942.00         0.59        522,647.33         706           56.43
New York                             4         2,175,000.00         0.81        543,750.00         749           65.24
North Carolina                      15         8,062,292.92         3.01        537,486.19         763           77.86
Oklahoma                             1           500,000.00         0.19        500,000.00         795           62.50
Oregon                               2         1,163,750.00         0.43        581,875.00         705           73.91
Pennsylvania                         3         1,813,857.51         0.68        604,619.17         758           70.93
Rhode Island                         1           530,000.00         0.20        530,000.00         773           51.04
South Carolina                      11         7,183,500.00         2.68        653,045.45         733           73.14
Tennessee                            1           479,423.25         0.18        479,423.25         687           53.81
Texas                                6         3,792,990.39         1.42        632,165.07         747           76.17
Utah                                 1           626,400.00         0.23        626,400.00         739           80.00
Vermont                              1           475,000.00         0.18        475,000.00         755           76.00
Virginia                            30        15,984,537.80         5.97        532,817.93         751           75.19
Washington                          15         8,597,978.45         3.21        573,198.56         741           68.79
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $267,601,526.99       100.00%    $  583,009.86         745           72.82%
==========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 0.97% of the Aggregate
      Group 2 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              83

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED        WEIGHTED
   CURRENT MORTGAGE LOAN       MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL    AVERAGE CREDIT      AVERAGE
  PRINCIPAL BALANCES ($)         LOANS          BALANCE          BALANCE         BALANCE          SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

100,000.01 - 150,000.00              4      $    544,185.72         0.20%    $  136,046.43         741           72.72%
150,000.01 - 200,000.00              5           869,889.81         0.33        173,977.96         737           66.67
250,000.01 - 300,000.00              3           813,125.00         0.30        271,041.67         764           76.67
300,000.01 - 350,000.00              2           628,400.00         0.23        314,200.00         739           74.88
350,000.01 - 400,000.00              3         1,154,832.88         0.43        384,944.29         722           79.86
400,000.01 - 450,000.00             55        23,834,847.09         8.91        433,360.86         736           74.09
450,000.01 - 500,000.00            100        48,031,286.21        17.95        480,312.86         743           70.96
500,000.01 - 550,000.00             63        32,947,981.72        12.31        522,983.84         737           74.24
550,000.01 - 600,000.00             63        36,474,014.66        13.63        578,952.61         748           75.49
600,000.01 - 650,000.00             49        31,003,749.88        11.59        632,729.59         743           75.70
650,000.01 - 700,000.00             37        25,111,650.27         9.38        678,693.25         750           73.94
700,000.01 - 750,000.00             15        10,960,526.21         4.10        730,701.75         732           71.92
750,000.01 - 800,000.00             12         9,347,581.94         3.49        778,965.16         754           74.95
800,000.01 - 850,000.00             14        11,569,551.33         4.32        826,396.52         755           65.48
850,000.01 - 900,000.00              6         5,264,500.00         1.97        877,416.67         747           76.30
900,000.01 - 950,000.00              5         4,637,454.27         1.73        927,490.85         742           70.12
950,000.01 - 1,000,000.00           16        15,766,950.00         5.89        985,434.38         771           67.44
1,000,000.01 - 1,500,000.00          7         8,641,000.00         3.23      1,234,428.57         760           66.36
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $267,601,526.99       100.00%    $  583,009.86         745           72.82%
==========================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Aggregate Group 2 Mortgage Loans is expected to be approximately $583,010.

                                                                              84

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                        ORIGINAL LOAN-TO-VALUE RATIOS OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED        WEIGHTED
     ORIGINAL LOAN-TO-         MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL    AVERAGE CREDIT      AVERAGE
     VALUE RATIOS (%)            LOANS          BALANCE          BALANCE         BALANCE          SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                         2      $  1,303,000.00         0.49%    $  651,500.00         803            8.15%
20.01 - 25.00                        2         1,597,000.64         0.60        798,500.32         787           21.85
25.01 - 30.00                        2         1,145,000.00         0.43        572,500.00         738           26.82
30.01 - 35.00                        5         2,727,000.00         1.02        545,400.00         755           32.54
35.01 - 40.00                        4         2,327,001.16         0.87        581,750.29         731           37.76
40.01 - 45.00                        7         3,737,000.00         1.40        533,857.14         728           41.91
45.01 - 50.00                       12         7,337,122.72         2.74        611,426.89         756           47.93
50.01 - 55.00                        5         2,199,363.49         0.82        439,872.70         706           52.92
55.01 - 60.00                       19        10,919,699.40         4.08        574,721.02         742           57.80
60.01 - 65.00                       20        13,127,438.86         4.91        656,371.94         765           62.43
65.01 - 70.00                       40        26,107,525.94         9.76        652,688.15         748           68.13
70.01 - 75.00                       49        31,986,177.97        11.95        652,779.14         744           74.33
75.01 - 80.00                      288       161,328,435.81        60.29        560,168.18         744           79.62
85.01 - 90.00                        4         1,759,761.00         0.66        439,940.25         715           89.07
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $267,601,526.99       100.00%    $  583,009.86         745           72.82%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Aggregate Group 2 Mortgage Loans is expected to be approximately 72.82%.

                                                                              85

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                       CURRENT MORTGAGE INTEREST RATES OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED        WEIGHTED
     CURRENT MORTGAGE          MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL    AVERAGE CREDIT      AVERAGE
    INTEREST RATES (%)           LOANS          BALANCE          BALANCE         BALANCE          SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

4.251 - 4.500                        2      $  1,162,379.33         0.43%    $  581,189.67         704           80.00%
4.501 - 4.750                        6         4,411,746.26         1.65        735,291.04         722           73.42
4.751 - 5.000                       21        11,782,866.56         4.40        561,088.88         744           72.78
5.001 - 5.250                       20        10,746,251.30         4.02        537,312.57         758           76.50
5.251 - 5.500                       30        17,331,936.63         6.48        577,731.22         760           76.20
5.501 - 5.750                       84        50,394,437.72        18.83        599,933.78         750           70.70
5.751 - 6.000                      132        77,604,007.11        29.00        587,909.14         743           73.23
6.001 - 6.250                       84        49,011,629.93        18.32        583,471.78         743           72.89
6.251 - 6.500                       51        28,354,161.54        10.60        555,963.95         738           71.72
6.501 - 6.750                       17        10,019,145.93         3.74        589,361.53         753           74.46
6.751 - 7.000                        9         5,091,564.68         1.90        565,729.41         743           68.40
7.001 - 7.250                        3         1,691,400.00         0.63        563,800.00         731           72.87
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $267,601,526.99       100.00%    $  583,009.86         745           72.82%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Aggregate Group 2 Mortgage Loans is expected to be approximately 5.910% per annum.

                                GROSS MARGINS OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL    AVERAGE CREDIT      AVERAGE
     GROSS MARGIN (%)            LOANS          BALANCE          BALANCE         BALANCE          SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                      459      $267,601,526.99       100.00%    $  583,009.86         745           72.82%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $267,601,526.99       100.00%    $  583,009.86         745           72.82%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Aggregate
      Group 2 Mortgage Loans is expected to be approximately 2.250% per annum.

                                                                              86

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                                RATE CEILINGS OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL    AVERAGE CREDIT      AVERAGE
     RATE CEILINGS (%)           LOANS          BALANCE          BALANCE         BALANCE          SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

9.251 - 9.500                        3      $  1,860,573.73         0.70%    $  620,191.24         733           74.90%
9.501 - 9.750                        5         3,713,551.86         1.39        742,710.37         711           74.73
9.751 - 10.000                      21        11,782,866.56         4.40        561,088.88         744           72.78
10.001 - 10.250                     20        10,746,251.30         4.02        537,312.57         758           76.50
10.251 - 10.500                     29        16,851,936.63         6.30        581,101.26         760           76.09
10.501 - 10.750                     79        47,849,884.07        17.88        605,694.74         751           70.63
10.751 - 11.000                    116        68,853,084.53        25.73        593,561.07         742           73.02
11.001 - 11.250                     79        46,296,828.93        17.30        586,035.81         742           73.03
11.251 - 11.500                     47        25,939,160.90         9.69        551,897.04         739           73.08
11.501 - 11.750                     19         9,917,249.58         3.71        521,960.50         748           72.74
11.751 - 12.000                     21        11,255,487.26         4.21        535,975.58         748           74.59
12.001 - 12.250                      7         3,526,201.00         1.32        503,743.00         744           69.28
12.251 - 12.500                      4         2,298,000.00         0.86        574,500.00         713           70.82
12.501 - 12.750                      3         2,646,450.00         0.99        882,150.00         758           78.38
12.751 - 13.000                      5         3,184,000.64         1.19        636,800.13         761           55.95
13.001 - 13.250                      1           880,000.00         0.33        880,000.00         735           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $267,601,526.99       100.00%    $  583,009.86         745           72.82%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Aggregate
      Group 2 Mortgage Loans is expected to be approximately 10.997% per annum.

                                                                              87

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                          FIRST RATE ADJUSTMENT DATE OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED        WEIGHTED
        FIRST RATE             MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL    AVERAGE CREDIT      AVERAGE
      ADJUSTMENT DATE            LOANS          BALANCE          BALANCE         BALANCE          SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

December 1, 2008                     2      $    403,065.24         0.15%    $  201,532.62         747           67.03%
February 1, 2009                     1           186,254.37         0.07        186,254.37         818           80.00
March 1, 2009                       18        10,030,285.62         3.75        557,238.09         736           73.68
April 1, 2009                       18        12,282,122.00         4.59        682,340.11         755           72.65
April 1, 2010                        1           455,658.35         0.17        455,658.35         656           79.42
September 1, 2010                    1           115,253.89         0.04        115,253.89         757           80.00
October 1, 2010                      1           394,400.00         0.15        394,400.00         733           80.00
November 1, 2010                     6         2,759,867.44         1.03        459,977.91         742           75.72
December 1, 2010                     6         1,698,488.29         0.63        283,081.38         710           73.00
January 1, 2011                      8         4,415,950.62         1.65        551,993.83         740           73.64
February 1, 2011                     3         1,602,000.00         0.60        534,000.00         727           64.37
March 1, 2011                      107        61,831,747.86        23.11        577,866.80         746           73.07
April 1, 2011                      232       137,409,577.40        51.35        592,282.66         747           73.21
January 1, 2013                      1           597,000.64         0.22        597,000.64         792           23.03
February 1, 2013                     1           698,194.40         0.26        698,194.40         781           66.40
March 1, 2013                       12         6,779,752.87         2.53        564,979.41         743           73.60
April 1, 2013                       41        25,941,908.00         9.69        632,729.46         742           70.89
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $267,601,526.99       100.00%    $  583,009.86         745           72.82%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Aggregate Group 2 Mortgage Loans is expected to be approximately 61 months.

                                REMAINING TERMS OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED        WEIGHTED
      REMAINING TERM           MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL    AVERAGE CREDIT      AVERAGE
         (MONTHS)                LOANS          BALANCE          BALANCE         BALANCE          SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

341 - 360                          459      $267,601,526.99       100.00%    $  583,009.86         745           72.82%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $267,601,526.99       100.00%    $  583,009.86         745           72.82%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Aggregate Group 2 Mortgage Loans is expected to be approximately 360 months.

                                                                              88

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                         CREDIT SCORING OF MORTGAGORS OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL    AVERAGE CREDIT      AVERAGE
       CREDIT SCORES             LOANS          BALANCE          BALANCE         BALANCE          SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

801 - 850                           24      $ 15,863,615.47         5.93%    $  660,983.98         806           68.54%
751 - 800                          194       116,657,179.69        43.59        601,325.67         775           72.31
701 - 750                          174        98,144,974.93        36.68        564,051.58         727           74.09
651 - 700                           54        29,345,379.48        10.97        543,432.95         684           73.29
601 - 650                           12         7,130,377.42         2.66        594,198.12         633           72.11
Not Scored                           1           460,000.00         0.17        460,000.00           0           59.74
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $267,601,526.99       100.00%    $  583,009.86         745           72.82%
==========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                 ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED        WEIGHTED
     ORIGINAL DEBT-TO-         MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL    AVERAGE CREDIT      AVERAGE
     INCOME RATIOS (%)           LOANS          BALANCE          BALANCE         BALANCE          SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                         2      $  1,000,000.00         0.37%    $  500,000.00         802           60.12%
10.01 - 15.00                       11         6,480,175.00         2.42        589,106.82         763           64.44
15.01 - 20.00                       19        11,377,669.72         4.25        598,824.72         755           64.08
20.01 - 25.00                       33        19,824,151.07         7.41        600,731.85         744           70.62
25.01 - 30.00                       58        32,737,831.21        12.23        564,445.37         747           74.95
30.01 - 35.00                       64        37,374,102.98        13.97        583,970.36         747           76.47
35.01 - 40.00                       92        53,224,171.99        19.89        578,523.61         742           72.54
40.01 - 45.00                       90        54,832,011.34        20.49        609,244.57         749           73.49
45.01 - 50.00                       60        33,319,656.95        12.45        555,327.62         736           74.55
50.01 - 55.00                       15         9,372,772.28         3.50        624,851.49         753           67.39
55.01 - 60.00                       11         5,974,580.45         2.23        543,143.68         743           68.77
60.01 - 65.00                        3         1,667,404.00         0.62        555,801.33         710           71.04
65.01 - 70.00                        1           417,000.00         0.16        417,000.00         706           79.23
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $267,601,526.99       100.00%    $  583,009.86         745           72.82%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Aggregate Group 2 Mortgage Loans is expected to be approximately
      36.47%.

                                                                              89

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,173,135,000 (approximate)
--------------------------------------------------------------------------------

                           MONTHS SINCE ORIGINATION OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE        AVERAGE
                                              STATISTICAL      STATISTICAL     STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF         CUT-OFF        WEIGHTED        WEIGHTED
       MONTHS SINCE            MORTGAGE        PRINCIPAL        PRINCIPAL       PRINCIPAL    AVERAGE CREDIT      AVERAGE
        ORIGINATION              LOANS          BALANCE          BALANCE         BALANCE          SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

1 - 6                              454      $265,341,019.71        99.16%    $  584,451.59         745           72.92%
7 - 12                               2           509,653.89         0.19        254,826.95         738           80.00
13 - 18                              3         1,750,853.39         0.65        583,617.80         752           55.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             459      $267,601,526.99       100.00%    $  583,009.86         745           72.82%
==========================================================================================================================

(2)   As of the Cut-off Date, the weighted average Months Since Origination of the Aggregate Group 2 Mortgage Loans is expected to be approximately 2 months.

                                                                              90

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------